NEW YORK PORTFOLIO
                         A SEPARATELY MANAGED SERIES OF
                        FORTIS TAX-FREE PORTFOLIOS, INC.
                 500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
           MAILING ADDRESS: P.O. BOX 64284, ST. PAUL, MINNESOTA 55164

Dear Shareholder:

     Enclosed with this letter is a proxy voting ballot, a Prospectus/Proxy Statement, and related information concerning a Special Meeting of Shareholders of the New York Portfolio ("Fortis Fund"), a series of Fortis Tax-Free
Portfolios, Inc. ("Fortis Tax-Free"). The meeting will be held on November 12, 1996 at 10:00 a.m., Central Time, at the offices of Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, Minnesota. The purpose of this special meeting is to submit to shareholders of Fortis Fund a proposal to combine the Fortis Fund with the Voyageur New York Tax Free Fund ("Voyageur Fund") by means of the reorganization described in the Prospectus/Proxy Statement.

     If the proposed Agreement and Plan of Reorganization (the "Plan") is approved, you will receive shares of Voyageur Fund for your shares of Fortis Fund. In particular, you will receive Class A shares of Voyageur Fund for your Class A or Class E Fortis Fund shares, Class B shares of Voyageur Fund for your Class B or Class H Fortis Fund shares, or Class C shares of Voyageur Fund for your Class C Fortis Fund shares. The Voyageur Fund shares you receive will have an aggregate net asset value equal to the aggregate net asset value of your Fortis Fund shares on the date the Plan takes effect.

     Voyageur Fund is a newly formed series of Voyageur Mutual Funds, Inc., an open-end management investment company located in Minneapolis, Minnesota. Voyageur Fund Managers, Inc. ("VFM") acts as the investment adviser to Voyageur Fund. It is anticipated that the primary benefits to shareholders from the proposed Plan will be reduced fund expenses and management by an investment adviser that specializes in single state, tax-free mutual funds.

     We ask that before you vote you carefully review the Prospectus/Proxy Statement and consider the similarities and differences between the Fortis Fund and the Voyageur Fund, as well as the reasons for the proposed transaction. THE BOARD OF DIRECTORS OF FORTIS TAX-FREE HAS DETERMINED THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE SHAREHOLDERS AND IT IS ON THAT BASIS THAT THE BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN. Approval of the Plan will require the affirmative vote of the holders of a majority of the outstanding shares of each class of Fortis Fund, voting as separate classes. We urge you to take the time to consider this important matter and vote now. Whether or not you expect to attend the meeting, please sign and promptly return the enclosed proxy in the enclosed postage-prepaid envelope. Your prompt response will insure that your shares are counted at the meeting.

     We thank you for your patronage and loyalty to the Fortis Fund. Should you have any questions concerning the proposed transaction please do not hesitate to contact your registered representative, or the Fortis Fund directly at 1-800-800-2638, Ext. 3012.

                                        Sincerely,

                                        Dean C. Kopperud
                                        President of Fortis Tax-Free
                                          Portfolios, Inc.


                               NEW YORK PORTFOLIO
                         A SEPARATELY MANAGED SERIES OF
                        FORTIS TAX-FREE PORTFOLIOS, INC.
                 500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
           MAILING ADDRESS: P.O. BOX 64284, ST. PAUL, MINNESOTA 55164

                    _________________________________________

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 12, 1996
                    _________________________________________


                                                              September 30, 1996

To the  Shareholders  of the New York Portfolio of Fortis  Tax-Free  Portfolios,
Inc.:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the New York Portfolio ("Fortis Fund"), a separately managed series of Fortis Tax-Free Portfolios, Inc. ("Fortis Tax-Free"), will be held at 10:00 a.m., Central time, on November 12, 1996, at the offices of Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, Minnesota. The purposes of the special meeting are as follows:

     1. To consider and vote on a proposed Agreement and Plan of Reorganization (the "Plan") providing for (a) the acquisition of all or substantially all of the assets and the assumption of certain stated and identified liabilities of Fortis Fund by Voyageur New York Tax Free Fund ("Voyageur Fund"), a newly formed, separately managed series of Voyageur Mutual Funds, Inc. ("Voyageur Mutual Funds"), in exchange for common shares of Voyageur Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of Fortis Fund and (b) the liquidation of Fortis Fund
and  the  pro  rata   distribution  of  Voyageur  Fund  shares  to  Fortis  Fund shareholders. Under the Plan, Fortis Fund Class A, Class B, and Class C shareholders will receive the same class of shares of Voyageur Fund that they held in Fortis Fund, having a net asset value equal as of the effective time of the reorganization to the net asset value of their Fortis Fund shares. Fortis Fund Class E shareholders and Fortis Fund Class H shareholders will receive Voyageur Fund Class A shares and Voyageur Fund Class B shares, respectively, having a net asset value equal as of the effective time of the Plan to the net asset value of their Fortis Fund shares. In the reorganization, holders of Fortis Fund Class E shares, which are not subject to a Rule 12b-1 fee, will receive Voyageur Fund Class A shares, which are subject to a Rule 12b-1 fee of
 .25% of average daily net assets. A vote in favor of the Plan will be considered a vote in favor of an amendment to the articles of incorporation of Fortis Tax-Free required to effect the reorganization contemplated by the Plan.

     2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Even if Fortis Fund shareholders vote to approve the Plan, consummation of the Plan is subject to certain other conditions. See "Information About the Reorganization--Plan of Reorganization" in the attached Prospectus/Proxy Statement.

     THE BOARD OF DIRECTORS OF FORTIS TAX-FREE UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.

     The close of business on September 16, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Prospectus/Proxy Statement in the section entitled "Voting Information."

                                        By Order of the Board of Directors,

                                        Michael J. Radmer
                                        SECRETARY


                           PROSPECTUS/PROXY STATEMENT
                            DATED SEPTEMBER 26, 1996

                          ACQUISITION OF THE ASSETS OF

                               NEW YORK PORTFOLIO
                         A SEPARATELY MANAGED SERIES OF
                        FORTIS TAX-FREE PORTFOLIOS, INC.
                 500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
           MAILING ADDRESS: P.O. BOX 64284, ST. PAUL, MINNESOTA 55164

                        BY AND IN EXCHANGE FOR SHARES OF

                         VOYAGEUR NEW YORK TAX FREE FUND
                  A NEWLY FORMED, SEPARATELY MANAGED SERIES OF
                           VOYAGEUR MUTUAL FUNDS, INC.
                       90 SOUTH SEVENTH STREET, SUITE 4400
                          MINNEAPOLIS, MINNESOTA 55402
                                 (800-553-2143)

     This Prospectus/Proxy Statement is being furnished to the shareholders of the New York Portfolio ("Fortis Fund"), a separately managed series of Fortis Tax-Free Portfolios, Inc. ("Fortis Tax-Free"), in connection with a special meeting (the "Meeting") of the shareholders of Fortis Fund to be held at the offices of Fortis Advisers, Inc. ("FAI"), the investment adviser and manager of Fortis Funds, at 500 Bielenberg Drive, Woodbury, Minnesota, on November 12, 1996, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Prospectus/Proxy Statement is first being mailed to shareholders of Fortis Fund on or about September 30, 1996. Information concerning the voting rights of each Fortis Fund shareholder is set forth under "Voting Information" below. Representatives of FAI, or of its affiliates, may, without cost to Fortis Fund, solicit proxies for management of Fortis Fund by means of mail, telephone, or personal calls. All costs of the solicitation will be borne by Voyageur Fund Managers, Inc. ("VFM") as described under "Information About the Reorganization--Plan of Reorganization" below. In addition, the services of a third-party proxy solicitation firm may be utilized, with such firm's expenses borne by VFM. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending proxy soliciting materials on behalf of the Board of Directors to their principals.

     As set forth in the Notice of Special Meeting of Shareholders, this Prospectus/Proxy Statement relates to a proposed Agreement and Plan of Reorganization (the "Plan") providing for (a) the acquisition of all or substantially all of the assets and the assumption of certain stated and identified liabilities of Fortis Fund by Voyageur New York Tax Free Fund
("Voyageur Fund"), a series of Voyageur Mutual Funds, Inc. ("Voyageur Mutual Funds"), in exchange for common shares of Voyageur Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of Fortis Fund, and (b) the liquidation of Fortis Fund and the pro rata distribution of its holdings of Voyageur Fund shares to Fortis Fund shareholders. Fortis Fund and Voyageur Fund are sometimes referred to herein, individually, as a "Fund," or together, as the "Funds." A vote in favor of the Plan will be considered a vote in favor of an amendment to the articles of incorporation of Fortis Tax-Free required to effect the reorganization contemplated by the Plan.

     This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the proposed Plan and Reorganization and about Voyageur Fund and its affiliates that each Fortis Fund shareholder should know prior to voting on the proposed Plan and Reorganization. A Statement of Additional Information dated September 26, 1996 relating to this Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is incorporated by reference into this Proxy Statement/Prospectus. Copies of the Statement of Additional Information and of the other documents incorporated by reference into this Prospectus/Proxy Statement or into the Statement of Additional Information are available without charge, as noted under "Incorporation by Reference" below.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
       AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                     THIS PROSPECTUS. ANY REPRESENTATION TO
                       THE CONTRARY IS A CRIMINAL OFFENSE.

     As a result of the transactions contemplated by the Plan (collectively, the "Reorganization"), each shareholder of Class A, Class B, or Class C shares of Fortis Fund will receive Voyageur Fund shares of the same class that such shareholder held in Fortis Fund, with an aggregate net asset value equal as of the effective time of the reorganization to the aggregate net asset value of their Fortis Fund shares. Fortis Fund Class E shareholders and Fortis Fund Class H shareholders will receive Voyageur Fund Class A shares and Voyageur Fund Class B shares, respectively, having a net asset value equal as of the effective time of the reorganization to the net asset value of their Fortis Fund shares. In the reorganization, holders of Fortis Fund Class E shares, which are not subject to a Rule 12b-1 fee, will receive Voyageur Fund Class A shares, which are subject to a Rule 12b-1 fee of .25% of average daily net assets. The Reorganization is being structured as a tax-free reorganization so that no income, gain or loss will be recognized by Fortis Fund or its shareholders as a result thereof (except that Fortis Fund contemplates that it will make a distribution immediately prior to the Reorganization of all of its current year net tax-exempt income, ordinary taxable income and net realized capital gains, if any, not previously distributed, and any portion of this distribution which does not constitute an exempt-interest dividend will be taxable to Fortis Fund shareholders subject to taxation). The shareholders of Fortis Fund are being asked to vote on the proposed Plan and Reorganization at the Meeting.

     In addition to the approval of the Plan and Reorganization by Fortis Fund shareholders, the consummation of the Reorganization is subject to certain other conditions. See "Information About the Reorganization--Plan of Reorganization."

     Voyageur Fund is a newly formed series of the Voyageur Mutual Funds, an open-end management investment company which offers its shares in multiple series. The investment objective of Voyageur Fund is to seek as high a level of income exempt from federal income tax and from the personal income tax of the State of New York and the City of New York as is consistent with preservation of capital. It is a fundamental policy of Voyageur Fund that the Fund will invest at least 80% of the value of its net assets in tax-exempt obligations the interest on which is exempt from federal income tax and New York State and New York City personal income tax. Up to 20% of the securities owned by Voyageur Fund may generate interest that is an item of tax preference for purposes of federal and New York State and New York City alternative minimum tax. The investment objectives, policies and restrictions of both Funds are described and compared below under "Comparison of Investment Objectives, Policies and Restrictions."

                           INCORPORATION BY REFERENCE

     The document listed in item 1 below, which has been filed with the Securities and Exchange Commission (the "Commission"), is incorporated in this Prospectus/Proxy Statement by reference to the extent noted below. A Statement of Additional Information dated September 26, 1996 relating to this Prospectus/Proxy Statement (the "Statement of Additional Information") has been filed with the Commission and is also incorporated by reference into this Prospectus/ Proxy Statement. A copy of the Statement of Additional Information, and of each of the documents listed below, is available upon request and without charge by writing to Voyageur Fund at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402, or by calling (800) 553-2143. The documents listed in items 2, 3 and 4 below are incorporated by reference into the Statement of Additional Information and such items will be provided with any copy of the Statement of Additional Information which is requested. Any documents requested will be sent within one business day of receipt of the request by first class mail or other means designed to ensure equally prompt delivery.

     1.   The  Prospectus   dated  February  1,  1996  of  Fortis   Tax-Free  is
          incorporated herein in its entirety by reference.

     2. The Statement of Additional Information dated February 1, 1996 of Fortis Tax-Free is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

     3. The Annual Report of Fortis Tax-Free for the fiscal year ended September 30, 1995 is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

     4. The unaudited Semi-Annual Report of Fortis Tax-Free for the six-month period ended March 31, 1996 is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

     Also accompanying and attached to this Prospectus/Proxy Statement as Appendix A is a copy of the Plan for the proposed Reorganization.

                                     SUMMARY

     THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT AND THE APPENDICES HERETO AND IN THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN, AND BY REFERENCE TO THE PLAN, A COPY OF WHICH IS ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS APPENDIX A. FORTIS FUND SHAREHOLDERS SHOULD REVIEW THE ACCOMPANYING DOCUMENTS CAREFULLY IN CONNECTION WITH THEIR REVIEW OF THIS PROSPECTUS/PROXY STATEMENT.

PROPOSED REORGANIZATION

     The Plan provides for (a) the acquisition of all or substantially all of the assets and the assumption of certain stated and identified liabilities of Fortis Fund by Voyageur Fund in exchange for common shares of Voyageur Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of Fortis Fund and (b) the liquidation of Fortis Fund and the pro rata distribution of its holdings of Voyageur Fund shares to Fortis Fund shareholders as of the effective time of the Reorganization (the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Time, on the first day upon which the conditions to closing shall have been satisfied, or such later date as provided for in the
Plan) (such time and date, the "Effective Time"). As a result of the Reorganization, each shareholder of Class A, Class B and Class C shares of Fortis Fund will receive Voyageur Fund shares of the same class that he or she held in Fortis Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fortis Fund shares as of the Effective Time. Fortis Fund Class E shareholders and Fortis Fund Class H shareholders will receive Voyageur Fund Class A shares and Voyageur Fund Class B shares, respectively, having a net asset value equal as of the Effective Time to the net asset value of their Fortis Fund shares. In the Reorganization, holders of Fortis Fund Class E shares, which are not subject to a Rule 12b-1 fee, will receive Voyageur Fund Class A shares of Voyageur Fund, which are subject to a Rule 12b-1 fee of .25% of average daily net assets. See "Information About the Reorganization."

     For the reasons set forth below under "Information About the Reorganization--Reasons for the Reorganization," the Board of Directors of Fortis Tax-Free (the "Fortis Board"), including all of the "non-interested" directors, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has approved the Reorganization and has submitted the Plan for approval by Fortis Fund shareholders.

     The Board of Directors of Voyageur Mutual Funds (the "Voyageur Board") has also approved the Reorganization on behalf of Voyageur Fund.

     Approval of the Plan and Reorganization will require the affirmative vote of a majority of the outstanding shares of each class of Fortis Fund, voting as separate classes.

TAX CONSEQUENCES

     Prior to completion of the Reorganization, Fortis Fund will have received from Dorsey & Whitney LLP, counsel to Voyageur Fund and Fortis Fund, an opinion that, upon the Reorganization, no gain or loss will be recognized by Fortis Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of Voyageur Fund shares that are received by each Fortis Fund shareholder will be the same as the holding period and aggregate tax basis of Fortis Fund shares previously held by such shareholders. In addition, the holding period and tax basis of the assets of Fortis Fund in the hands of Voyageur Fund as a result of the Reorganization will be the same as in the hands of Fortis Fund immediately prior to the Reorganization. See "Information About the Reorganization--Federal Income Tax Consequences."

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     Fortis Fund and Voyageur Fund are both non-diversified, open-end investment company series with investment objectives which are substantially the same.

     * The primary investment objective of Fortis Fund is to seek as high a level of current income exempt from federal, New York State, and New York City income tax as is believed to be consistent with the preservation of capital.

     * The investment objective of Voyageur Fund is to seek as high a level of current income exempt from federal income tax and from the personal income tax of the State of New York and the City of New York as is consistent with the preservation of capital.

     The investment policies of Fortis Fund and Voyageur Fund are similar but not identical.

     * As a fundamental policy, at least 90% of the tax-exempt obligations purchased by Fortis Fund must be of "investment grade" quality. This means that they will be rated, at the time of purchase, within the four highest grades assigned by either Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB) or will be unrated securities which at the time of purchase are judged by FAI to be of comparable quality to securities rated within such four highest grades. Bonds rated below BBB or Baa have a greater vulnerability to default than higher-grade bonds.

          At least 80% of the tax-exempt obligations purchased by Voyageur Fund will be rated "investment grade" at the time of investment by Moody's or S&P or, if unrated, judged by VFM to be of comparable quality.

     * Up to 10% of the tax-exempt obligations purchased by Fortis Fund may be rated lower than investment grade. Up to 20% of the tax-exempt obligations purchased by Voyageur Fund may be rated lower than investment grade; however all bonds purchased by Voyageur Fund must by rated "B" or better by Moody's or S&P (or, if unrated, judged by VFM to be of comparable quality). Bonds rated lower than investment grade are often referred to as "junk" bonds or "high yield" bonds. Both Funds may retain securities which are downgraded after investment; however, in no event will more than 5% of Voyageur Fund's total assets consist of securities that have been downgraded to a rating lower than
          B. See "Principal Risk Factors" for a discussion of the risks of investing in lower-grade tax-exempt obligations.

     * Voyageur Fund may enter into reverse repurchase agreements, may write (i.e., sell) covered put and call options and purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest, may enter into futures contracts, may purchase and sell options on futures transactions and purchase and sell Derivative Municipal Obligations. Fortis Fund may not enter into such transactions.

     * Fortis Fund attempts to achieve its objective by investing primarily in debt obligations generating interest income that, in the opinion of bond counsel, is not includable in gross income for Federal income tax purposes or in taxable net income of individuals, estates and trusts for New York income tax purposes. As a fundamental policy, except for defensive purposes, Fortis Fund will invest at least 80% of its net assets in securities that generate interest that is not includable in federal gross income or State of New York or City of New York taxable net income (except for State of New York and City of New York franchise tax on corporations and financial institutions, which is measured by income) and is not an item of tax preference for purposes of the federal, State of New York, or City of New York alternative minimum tax. Fortis Fund may invest without limitation in taxable obligations on a temporary, defensive basis due to market conditions.

          In normal market conditions, Voyageur Fund anticipates that it will invest substantially all of its assets in tax-exempt obligations the interest on which is exempt from federal income tax and New York State and New York City personal income tax. As a matter of fundamental policy, Voyageur Fund will invest at least 80% of the value of its net assets in such obligations under normal market conditions. During times of adverse market conditions when a defensive investment posture is warranted, Voyageur Fund may temporarily select investments without regard to the foregoing policy.

     * Under normal market conditions, Fortis Fund will invest no more than 20% of its net assets in obligations the interest from which gives rise to a preference item for the purpose of the federal, New York State, and New York City alternative minimum tax. Similarly, up to 20% of the securities owned by Voyageur Fund may generate interest that is an item of tax preference for purposes of the federal, New York State or New York City alternative minimum tax.

     * While Fortis Fund is free to invest in securities of any maturity, it is expected that the average maturity of Fortis Fund will generally range from seven to 20 years. Voyageur Fund expects the weighted average maturity of its investment portfolio to be approximately 15 to 25 years.

     * Both Funds may invest in repurchase agreements and purchase securities on a "when-issued" basis.

     * Fortis Fund may borrow money from banks for temporary purposes to facilitate redemptions in an amount equal to 10% of total assets. Voyageur Fund may borrow money from banks for temporary or emergency purposes in an amount equal to 20% of its total assets. In addition, Voyageur Fund may engage in reverse repurchase agreements with banks and securities dealers with respect to not more than 10% of its total assets. Reverse repurchase agreements may be used as a means of borrowing for investment purposes. Because Voyageur Fund will, at the time it enters into a reverse repurchase agreement, segregate cash, U.S. Government securities or other liquid high-grade debt obligations having a value sufficient to make payments for the securities to be repurchased, reverse repurchase agreements will not be considered borrowings for purposes of the aforementioned 20% limitation on borrowing.

     The Funds' investment objectives, policies and restrictions are described and compared in further detail herein under "Comparison of Investment Objectives, Policies and Restrictions." The Annual Report of Fortis Tax-Free for the fiscal year ended September 30, 1995 and the unaudited Semi-Annual Report of Fortis Tax-Free for the six-month period ended March 31, 1996 referred to on the cover page hereof under "Incorporation by Reference," provide information concerning the composition of Fortis Fund's assets at such dates.

FEES AND EXPENSES

     FORTIS FUND EXPENSES. FAI provides business management and investment advisory services to Fortis Fund pursuant to an Investment Advisory and Management Agreement (the "Fortis Advisory Agreement"). Fortis Investors, Inc. ("Fortis Investors"), a subsidiary of FAI, is Fortis Fund's principal underwriter. For FAI's services under the Fortis Advisory Agreement, Fortis Fund is obligated to pay FAI a monthly fee at an annual rate of .80% of the Fund's average daily net assets. FAI has undertaken to limit total annual expenses for Fortis Fund (exclusive of Rule 12b-1 fees, interest, taxes, brokerage commissions and nonrecurring or extraordinary charges and expenses) until September 30, 1996, to not more than 1.09% of average net assets. FAI is not obligated to limit Fortis Fund expenses after September 30, 1996, and has determined that it is economically unfeasible to continue to limit expenses to the current level of 1.09%. The Fortis Advisory Agreement requires Fortis Fund to pay all its expenses which are not assumed by FAI and/or Fortis Investors. These Fortis Fund expenses include, by way of example, but not by way of limitation, the fees and expenses of directors and officers who are not "affiliated persons" of FAI, interest expenses, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying Fortis Fund and its shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders, shareholders' meetings, and proxy solicitations.

     FAI bears the costs of acting as Fortis Fund's transfer agent, registrar, and dividend agent. Fortis Investors or FAI pays all promotional expenses in connection with the distribution of Fortis Fund's shares, including paying for printing and distributing prospectuses and shareholder reports to new shareholders, and the costs of sales literature.

     Fortis Investors acts as the principal underwriter of Fortis Fund's shares pursuant to an Underwriting Agreement with Fortis Fund. Under the Underwriting Agreement, Fortis Investors retains the sales charges, if any, paid by Fortis Fund Class A shareholders in connection with their purchases of Fund shares and is entitled to receive any contingent deferred sales charge on the redemption of Class B, Class C and Class H shares (and on the redemption of certain Class A and Class E shares initially sold without a sales charge). In addition, Fortis Fund has adopted a Plan of Distribution ("Distribution Plan") under Rule 12b-1 under the 1940 Act. Pursuant to this Distribution Plan, Fortis Fund pays Fortis Investors a Rule 12b-1 fee at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares and 1.0% of the Fund's average daily net assets attributable to each of Class B, Class C, and Class H shares. While all of Class A's Rule 12b-1 fee constitutes a "distribution fee," only 75% of Class B's, Class C's, and Class H's Rule 12b-1 fees constitute distribution fees. A portion of the Rule 12b-1 fee equal to .25% of the average net assets of Fortis Fund attributable to Class B, Class C and Class H shares constitutes a shareholder servicing fee.

     VOYAGEUR FUND EXPENSES. VFM has been retained under an Investment Advisory Agreement ("Voyager Advisory Agreement") to act as Voyageur Fund's investment adviser. Voyageur Fund will pay VFM a monthly investment advisory and management fee equivalent on an annual basis to .50% of the Fund's average daily net assets.

     VFM also acts as Voyageur Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to an Administrative Services Agreement. Under the Agreement, Voyageur Fund pays VFM a monthly fee based upon the Fund's average daily net assets and the number of shareholder accounts then existing. This fee is equal to the sum of (a) $1.33 per shareholder account per month, (b) $1,000 to $1,500 per month based on the average daily net assets of the Fund and (c) a percentage of average daily net assets which ranges from 0.11% to 0.02% based on the average daily net assets of the Fund. This fee is in addition to investment advisory fees payable under the Voyageur Advisory Agreement.

     Voyageur Fund Distributors, Inc. ("VFD"), an affiliate of VFM, acts as the principal underwriter of Voyageur Fund's shares pursuant to a Distribution Agreement with Voyageur Fund. Under the Distribution Agreement, VFD retains the sales charges, if any, paid by Voyageur Fund Class A shareholders in connection with their purchases of Fund shares and is entitled to deduct a contingent deferred sales charge on the redemption of Class B shares (and on the redemption of certain Class A shares initially sold without a sales charge). In addition, Voyageur Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Pursuant to this Distribution Plan, Voyageur Fund pays VFD a Rule 12b-1 fee at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares and 1.00% of the Fund's average daily net assets attributable to each of Class B and Class C shares for servicing of shareholder accounts and distribution related services. The Voyageur Board has determined that all of the fee payable with respect to Class A shares shall be designated a shareholder servicing fee. That portion of the fee equal to .25% of average daily net assets attributable to the Fund's Class B shares or Class C shares is designated a shareholder servicing fee and that portion of the fee equal to .75% of average daily net assets attributable to the Fund's Class B shares or Class C shares is designated a distribution fee.

     For the fiscal years ending December 31, 1996 and December 31, 1997, VFM has undertaken to limit total Voyageur Fund expenses, including Rule 12b-1 fees, to 1.00% of average daily net assets for Class A shares and 1.75% of average daily net assets for Class B and Class C shares. These expense limitations may be terminated or revised at any time after December 31, 1997. In addition, VFM is contractually obligated to pay the operating expenses of Voyageur Fund (excluding interest expense, taxes, brokerage fees, commissions, and Rule 12b-1 fees) which exceed 1.00% of the Fund's average daily net assets on an annual basis up to the amount of VFM's investment advisory and management fee and the dividend disbursing, administrative and accounting services fee.

     For additional information on the management of Voyageur Fund, including information on VFM and VFD, portfolio management, the Fund's Plan of
Distribution, Fund expenses and portfolio transactions, see "Management of Voyageur Mutual Funds, Inc." in Appendix C hereto.

COMPARISON OF FEES AND EXPENSES

     The following tables are intended to assist Fortis Fund shareholders of each class in understanding the various costs and expenses (expressed as a percentage of average net assets) (a) that such shareholders currently bear as Fortis Fund shareholders (under the "Fortis Fund" column); and (b) that such shareholders can expect to bear as Voyageur Fund shareholders after the Reorganization is consummated (under the "Voyageur Fund") column. THE EXAMPLES SET FORTH BELOW SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The following tables are based on Fortis Fund expenses for the fiscal year ended September 30, 1995 and estimated Voyageur Fund annualized expenses to be incurred during fiscal year ending December 31, 1996.

                  CLASS A AND CLASS E SHARES FEES AND EXPENSES

                                                                                                       VOYAGEUR
                                                                           FORTIS        FORTIS          FUND
                                                                            FUND          FUND          CLASS A
                                                                           CLASS A       CLASS E       PRO FORMA
                                                                           -------       -------       ---------
         SHAREHOLDER TRANSACTION EXPENSES
         Maximum Sales Charge Imposed on Purchases
               (as a percentage of offering  price).......................      4.5%        4.5%         3.75%
         Maximum Deferred Sales Charge (1)................................      None        None          None
         ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
         Management Fees..................................................     0.80%       0.80%         0.50%
         Rule 12b-1 Fees..................................................     0.25%          --         0.25%
         Other Expenses (After Expense Reimbursements) (2)................     0.29%       0.29%         0.25%
                                                                               -----       -----         -----
         Total Fund Operating Expenses
              (After Expense Reimbursements) (2)..........................     1.34%       1.09%         1.00%

         TOTAL FUND OPERATING EXPENSES WITHOUT
              EXPENSE REIMBURSEMENTS (3)..................................     1.85%       1.60%         1.25%

EXAMPLE (4)
You would pay the following expenses on a $1,000 investment over various time periods assuming: (1) 5% annual return; and (2) redemption at the end of each time period:

         1 year...........................................................       $58         $56           $47
         3 years..........................................................       $86         $78           $68
         5 years..........................................................      $115        $102
         10 years.........................................................      $199        $172

(1) A contingent deferred sales charge of up to 1.00% is imposed on certain redemptions of Class A shares of each Fund and Class E shares of Fortis Fund that are purchased without an initial sales charge. See "Purchase, Exchange and Redemption Procedures" below.

(2) Total Fund Operating Expenses for each Fund reflect expense limitations discussed above. The expenses after expense reimbursements in the table for Fortis Fund are based on the Fund's expenses for the fiscal year ended September 30, 1995. The same expense limitations are in place for the fiscal year ending September 30, 1996, and thus Other Expenses and Total Fund Operating Expenses after expense reimbursements will be unchanged.

(3) Total Fund Operating Expenses without expense reimbursements in the table for Fortis Fund are based on the Fund's expenses for the fiscal year ended September 30, 1995. Without expense reimbursements, Other Expenses for the fiscal year ended September 30, 1995 would have been 0.80% for both Fortis Fund Class A shares and Fortis Fund Class E Shares. FAI estimates that without expense reimbursements, Other Expenses and Total Fund Operating Expenses for the fiscal year ending September 30, 1996 will be approximately 0.48% and 1.53%, respectively, for Fortis Fund Class A shares and 0.48% and 1.28%, respectively, for Fortis Fund Class E shares. Without expense reimbursements, VFM estimates that Voyageur Fund Class A Other Expenses would be 0.50% for the fiscal year ending December 31, 1996 and Total Fund Operating Expenses would be 1.25%.

(4) Assumes deduction of the maximum initial sales charge at the time of purchase (4.5% for Fortis Fund and 3.75% for Voyageur Fund) and no deduction of a contingent deferred sales charge at the time of redemption.

                     CLASS B AND H SHARES FEES AND EXPENSES

                                                                                                 VOYAGEUR
                                                                              FORTIS FUND          FUND
                                                                                CLASS B           CLASS B
                                                                              AND CLASS H        PRO FORMA
                                                                              -----------        ---------
         SHAREHOLDER TRANSACTION EXPENSES
         Maximum Sales Charge Imposed on Purchases (as a
              percentage of offering  price)(1)............................        None              None
         Maximum Deferred Sales Charge ....................................       4.00%             5.00%
         ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
         Management Fees...................................................       0.80%             0.50%
         Rule 12b-1 Fees...................................................       1.00%             1.00%
         Other Expenses (After Expense Reimbursements)(2)..................       0.29%             0.25%
                                                                                  -----             -----
         Total Fund Operating Expenses
              (After Expense Reimbursements (2)............................       2.09%             1.75%
         TOTAL FUND OPERATING EXPENSES WITHOUT
              EXPENSE REIMBURSEMENTS (3)...................................       2.60%             2.25%

EXAMPLE You would pay the following expenses on a $1,000 investment over various time periods assuming 5% annual return and:

         WITH REDEMPTION AT THE END OF EACH PERIOD (4)
         1 year............................................................         $61               $68
         3 years...........................................................         $95               $95
         5 years...........................................................        $132
         10 years..........................................................        $223

         WITHOUT REDEMPTION AT THE END OF EACH PERIOD
         1 year............................................................         $21               $18
         3 years...........................................................         $65               $55
         5 years...........................................................        $112
         10 years..........................................................        $223

(1) Fortis Fund Class B and H shares and Voyageur Fund Class B shares are sold without a front-end sales charge, but their Rule 12b-1 fees may cause long term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charge.

(2) Total Fund Operating Expenses for each Fund reflect expense limitations discussed above. The expenses after expense reimbursements in the table for the Fortis Fund are based on the expenses for the fiscal year ended September 30, 1995. The same expense limitations are in place for the fiscal year ending September 30, 1996, and thus Other Expenses and Total Fund Operating Expenses after expense reimbursements will be unchanged.

(3) Total Fund Operating Expenses without expense reimbursements in the table for Fortis Fund are based on the Fund's expenses for the fiscal year ended September 30, 1995. Without expense reimbursements, Other Expenses for the fiscal year ended September 30, 1995 would have been 0.80% for each of Fortis Fund Class B and Class H shares. FAI Estimates that without expense reimbursements, Other Expenses and Total Fund Operating Expenses for the fiscal year ending September 30, 1996 for each of Fortis Fund Class B and Class H shares will be approximately 0.48% and 2.28%, respectively. VFM estimates that without expense reimbursements, Voyageur Fund Class B Other Expenses would be 0.50% for the fiscal year ending December 31, 1996 and Total Fund Operating Expenses would be 2.25%

(4) Assumes a waiver of contingent deferred sales charges on Fortis Fund Class B and Fortis Fund Class H shares of 10% of the amount invested, a deduction for Voyageur Fund Class B shares of a contingent deferred sales charge upon redemption at the end of the one and three year periods, and conversion of Class B and Class H shares of Fortis Fund to Class A shares after eight years.

                        CLASS C SHARES FEES AND EXPENSES

                                                                                               VOYAGEUR
                                                                               FORTIS            FUND
                                                                                FUND            CLASS C
                                                                               CLASS C         PRO FORMA
                                                                               -------         ---------
         SHAREHOLDER TRANSACTION EXPENSES
         Maximum Sales Charge Imposed on Purchases (as a
              percentage of offering  price)(1)............................       None              None
         Maximum Deferred Sales Charge (2).................................      1.00%             1.00%
         ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
         Management Fees...................................................      0.80%             0.50%
         Rule 12b-1 Fees...................................................      1.00%             1.00%
         Other Expenses (After Expense Reimbursements) (3).................      0.29%             0.25%
                                                                                 -----             -----
         Total Fund Operating Expenses
              (After Expense Reimbursements) (3)...........................      2.09%             1.75%
         TOTAL FUND OPERATING EXPENSES WITHOUT
              EXPENSE REIMBURSEMENTS (4)...................................      2.60%             2.25%

EXAMPLE
You would pay the following expenses on a $1,000 investment over various time periods assuming 5% annual return and:

         WITH REDEMPTION AT THE END OF EACH PERIOD (5)
         1 year............................................................        $31               $28
         3 years...........................................................        $65               $55
         5 years...........................................................       $112
         10 years..........................................................       $242

         WITHOUT REDEMPTION AT THE END OF EACH PERIOD
         1 year............................................................        $21               $18
         3 years...........................................................        $65               $55
         5 years...........................................................       $112
         10 years..........................................................       $242

(1) Class C shares of each Fund are sold without a front-end sales charge, but their Rule 12b-1 fees may cause long term shareholders to pay more than the economic equivalent of the maximum front-end sales charge.

(2) Class C shares of each Fund are subject to a contingent deferred sales charge if redeemed within one year of purchase.

(3) Total Fund Operating Expenses for each Fund reflect expense limitations discussed above. The expenses after expense reimbursements in the table for Fortis Fund are based on the Fund's expenses for the fiscal year ended September 30, 1995. The same expense limitations are in place for the fiscal year ending September 30, 1996, and thus Other Expenses and Total Fund Operating Expenses after expense reimbursements will be unchanged.

(4) Total Fund Operating Expenses without expense reimbursements in the table for Fortis Fund are based on the Fund's expenses for the fiscal year ended September 30, 1995. Without expense reimbursements, Other Expenses for the fiscal year ended September 30, 1995 would have been 0.80% for Fortis Fund Class C shares. FAI estimates that without expense reimbursements, Other Expenses and Total Fund Operating Expenses for the fiscal year ending September 30, 1996, for Fortis Fund Class C will be approximately 0.48% and 2.28%, respectively. VFM estimates that without expense reimbursements, Voyageur Fund Class C Other Expenses would be 0.50% for the fiscal year ending December 31, 1996 and Total Fund Operating Expenses would be 2.25%.

(5) Assumes a deduction of a contingent deferred sales charge at the time of redemption.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

     PURCHASES OF SHARES. Class A shares of both Fortis Fund and Voyageur Fund may be purchased at a public offering price equal to their net asset value per share plus a sales charge. The maximum sales charge for Fortis Fund is 4.50% of the public offering price for investments of less than $100,000. For Voyageur Fund, the maximum sales charge is 3.75% of the public offering price for investments of less than $50,000. For each Fund, the sales charge is reduced on a graduated scale for larger purchases. Purchases of $1,000,000 or more for both Voyageur Fund and Fortis Fund are not subject to an initial sales charge. In connection with such purchases, however, Class A shares of each Fund redeemed during the first two years after purchase are subject to a contingent deferred sales charge of 1.0%. Class A shares of each Fund are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares.

     Class B shares of both Funds are offered to investors at net asset value, without a sales charge. Fortis Fund and Voyageur Fund impose a contingent deferred sales charge ("CDSC") of up to 4.0% and 5.0%, respectively, on share redemptions. For Fortis Fund, the maximum CDSC applies to redemptions during the first two years after purchase and declines to 3.0% during the third year. For Voyageur Fund, the maximum CDSC of 5.0% applies to redemptions during the first year and declines to 4.0% during the second and third year. For both Fortis Fund and Voyageur Fund, the CDSC is 3.0% during the fourth year; 2.0% during the fifth year; 1.0% during the sixth year; and 0% thereafter. Class B shares of each Fund are subject to a Rule 12b-1 fee payable at an annual rate of 1.0% of the Fund's average daily net assets attributable to Class B shares. Class B shares of Fortis Fund automatically convert to Class A shares at net asset value eight years after purchase, and Class B shares of Voyageur Fund automatically convert to Class A shares at net asset value on the first business day of the month eight years after the purchase date.

     Both Funds also offer Class C shares. The Class C shares of each Fund are sold without a sales charge but have a CDSC of 1.0% if redeemed within one year of purchase. The Rule 12b-1 fee for Class C shares of each Fund is paid at an annual rate of 1.0% of the Fund's average daily net assets attributable to Class C shares. Class C shares of both Funds do not convert to any other class of shares.

     Fortis Fund also offers Class E shares and Class H shares, which are not offered by Voyageur Fund. Fortis Fund Class E shares are similar to Fortis Fund Class A shares in that they both are subject to the same initial sales charges and impose a CDSC in the same circumstances. The only difference between Fortis Fund Class E shares and Fortis Fund Class A shares is that Class E shares are not subject to a Rule 12b-1 fee. Consequently, Fortis Fund Class E shares have the lowest expenses and pay the highest dividends of the Fortis Fund classes. Fortis Fund Class E shares are only available to investors who were shareholders of Fortis Fund on November 13, 1994. Fortis Fund Class H shares have the same charges as the Fortis Fund Class B shares. The only difference between Class B and Class H shares is the percentage of dealer concession paid to dealers. This difference does not in any way affect the charges on an investor's shares. In the Reorganization, holders of Fortis Fund Class E shares will receive Voyageur Fund Class A shares, which bear a 0.25% Rule 12b-1 fee, and holders of Fortis Fund Class H shares will receive Voyageur Fund Class B shares which also bear a Rule 12b-1 fee as set forth above.

     For additional information on the purchase of Voyageur Fund and Fortis Fund shares, see Appendix D to this Prospectus/Proxy Statement, and pages 14 through 20 of the Fortis Fund prospectus incorporated herein by reference.

     PURCHASES AT REDUCED OR NO SALES CHARGE. For the Class A shares of each Fund, various persons, entities and groups may qualify for reduced sales charges, or for purchases at net asset value without a sales charge. Following the Reorganization, current Fortis Fund shareholders (as holders of Voyageur Fund shares) will be entitled to such Special Purchase Plans and other purchase privileges as are set forth in Appendix D to this Prospectus/Proxy Statement. These purchase plans and privileges differ in certain respects from those currently offered by Fortis Fund. See "How to Purchase Shares--Class A Shares--Front End Sales Charge Alternative" in Appendix D to this Prospectus/Proxy Statement and "How to Buy Fund Shares" beginning on page 14 of the Fortis Fund prospectus incorporated herein by reference.

     REDEMPTION. Shareholders of each Fund may redeem their shares, in whole or in part, on any business day. All redemptions are made at the net asset value next determined after a redemption request has been received in good order. As discussed above, a contingent deferred sales charge may apply to redemptions of certain Class A shares of each Fund and Class E shares of Fortis Fund initially purchased without a sales charge, to Class B shares of each Fund and Class H shares of Fortis Fund redeemed prior to conversion and to Class C shares of each Fund redeemed within one year of purchase. For additional information on redemption of shares, see "How to Sell Shares," in Appendix D to this Prospectus/ Proxy Statement and "Redemption," beginning on page 18 of the Fortis Fund prospectus incorporated herein by reference.

     EXCHANGE PRIVILEGES. Shares of Fortis Fund may be exchanged for shares of the same class of other Fortis funds and shares of Voyageur Fund may be exchanged for shares of the same class of other Voyageur funds. These exchange privileges are further explained under the caption "Exchange Privilege" in Appendix D to this Prospectus/ Proxy Statement and "Special Purchase Plans for all Classes--Exchange Privilege" on page 17 of the Fortis Fund prospectus incorporated herein by reference.

DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares dividends from net investment income on each day the New York Stock Exchange (the "Exchange") is open and pays such dividends monthly. Net realized long-term capital gains, if any, are distributed annually. Distributions paid by each Fund with respect to all classes of shares issued by the Fund are calculated in the same manner, at the same time, on the same day and are or will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares of each Fund and Class H shares of Fortis Fund will be borne exclusively by such shares. Consequently, the per share dividends on Class B and Class C shares of each Fund and on Fortis Class H shares will be lower than those on Class A shares of the respective Fund (which have lower Rule 12b-1 fees) and Fortis Fund Class E shares (which do not have Rule 12b-1 fees and therefore have the highest dividends of the Fortis Fund classes).

     For each Fund, dividends and capital gains distributions are reinvested in additional shares of the same class unless a shareholder elects otherwise.

CAPITAL SHARES; SHAREHOLDER VOTING RIGHTS

     Fortis Fund currently offers Class A, Class B, Class C, Class E and Class H shares. Voyageur Fund will offer Class A, Class B and Class C shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of such Fund and has identical voting, dividend, liquidation, and other rights on the same terms and conditions except that expenses related to the distribution of a class of shares are borne solely by such class and that each class of a Fund's shares has exclusive voting rights with respect the provisions of such Fund's Rule 12b-1 plan which pertain to that particular class or when a class vote is required by the 1940 Act. In addition, each class of shares of Fortis Fund has a different dividend and distribution policy.

     Voyageur Fund intends to obtain an opinion from its independent auditors or apply for a ruling from the Internal Revenue Service ("IRS") to the effect that distributions paid with respect to the different classes of shares of Voyageur Fund will not constitute "preferential dividends" within the meaning of Section 562(c) of the Internal Revenue Code of 1986, as amended (the "Code"), and that all such distributions will therefore qualify for the "dividends paid deduction" under Sections 561 and 852(b)(2)(D) of the Code. In 1994, the IRS issued the same rulings to several other funds managed by VFM that included classes with terms identical to those of the classes of Voyageur Fund. Voyageur Fund expects to receive the requested opinion or rulings, although there can be no assurance that this will be the case.

                             PRINCIPAL RISK FACTORS

SHARED INVESTMENT RISKS

     Because the investment objectives, policies and restrictions of Fortis Fund and Voyageur Fund are substantially the same (see "Information About Fortis Fund and Voyageur Fund--Comparison of Investment Objectives, Policies and Restrictions" below), an investment in either Fund involves many of the same risks. Certain of these risks are discussed below.

     DEBT SECURITIES. Investment in debt securities, including municipal securities, involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. Each Fund's investments are also subject to "call" risk. Certain obligations held by a Fund may permit the issuer at its option to call or redeem its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds of such redemption in securities providing the same investment return as the securities redeemed.

     TAX-EXEMPT OBLIGATIONS. The value of tax-exempt obligations owned by the Fund may be adversely affected by local political and economic conditions and developments within the state of New York. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect tax-exempt obligations include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenues of issuers (for example, legislation or court decisions reducing state aid to local governments or mandatory additional services). Financial considerations relating to the risks associated with investing in New York are described in Appendix B of this Prospectus/Proxy Statement under "Risks and Special Investment Considerations--State Considerations," in the prospectus of Fortis Fund incorporated herein by reference under "Risk Factors," and in the statement of additional information of Fortis Fund, incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement.

     NON-DIVERSIFIED STATUS. As non-diversified funds, each Fund is able to invest, subject to certain federal tax requirements, a relatively higher percentage of its assets in the securities of a limited number of issuers. This may result in a Fund's securities being more susceptible to any single economic, political or regulatory occurrence than the securities of a diversified fund. See "Investment Policies and Restrictions--Diversification" in the Statement of Additional Information.

     OTHER. Both Funds may invest in repurchase agreements, purchase securities on a "when-issued" basis and borrow money from banks for temporary or emergency purposes (in an amount equal to 20% of total assets for Voyageur Fund and 10% of total assets for Fortis Fund). Each of these transactions involves certain risks as set forth in Appendix B under "Investment Objectives and Policies--Miscellaneous Investment Practices" and in the Fortis Fund prospectus incorporated herein by reference under "Investment Objectives and Policies--Miscellaneous Investment Practices."

DIFFERENCES IN INVESTMENT RISKS

     As discussed below, there are certain differences in the investment risks associated with investments in Voyageur Fund and Fortis Fund that should be considered carefully by Fortis Fund shareholders.

     HIGHER PROPORTION OF TOTAL ASSETS IN LOWER QUALITY DEBT OBLIGATIONS. A higher proportion of the total assets of Voyageur Fund may be subject to a greater degree of credit risk than Fortis Fund. In normal circumstances, Voyageur Fund may invest up to 20% of its total assets in tax-exempt obligations rated below investment grade (but not rated lower than B by S&P or Moody's) or in unrated tax-exempt obligations considered by VFM to be of comparable quality to such securities. Up to 10% of the total assets of Fortis Fund may be invested in securities rated below investment grade quality. However, there is no lower limit on the ratings of such securities. Securities rated Baa or BBB are medium grade, involve some speculative elements and are the lowest investment grade available. Securities rated Baa or BBB may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities. Securities rated below Baa or BBB (non-investment grade securities) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Participation in lower rated securities transactions generally involves greater returns in the form of higher average yields. However, lower grade tax-exempt obligations generally involve greater credit risk than higher grade tax-exempt obligations and are more sensitive to adverse economic changes, significant increases in interest rates and individual issuer developments. The market for lower grade tax-exempt obligations is considered to be less liquid than the market for investment grade tax-exempt obligations, which may adversely affect the ability of the Funds to dispose of such securities in a timely manner at a price which reflects the value of such securities in the judgment of the applicable investment adviser. The market price for less liquid securities tends to be more volatile than the market price for more liquid securities. The lower liquidity of and the absence of readily available market quotations for lower grade tax-exempt obligations may make valuation of such securities more difficult, and the judgment of the investment adviser may play a greater role in the valuation of the Fund's lower grade tax-exempt obligations. Periods of economic uncertainty and changes may have a greater impact on the market price of such bonds and, therefore, the net asset value of the Funds. Fortis Fund may retain a portfolio security whose rating has changed if the security otherwise meets the Fund's investment objectives and investment criteria. Voyageur Fund may, if deemed appropriate by VFM, retain a security whose rating has been downgraded below B by S&P or Moody's, or whose rating has been withdrawn. In no event, however, will more than 5% of Voyageur Fund's total assets consist of securities that have been downgraded to a rating lower than B or, in the case of unrated securities, that have been determined by VFM to be of a quality lower than B. During the six months ended March 31, 1996, Fortis Fund did not invest in any securities rated lower than BBB or Baa or in unrated tax-exempt obligations considered by FAI to be of comparable quality to such securities. Additional information concerning the risks associated with investments in lower grade tax-exempt obligations can be found in Appendix B to this Prospectus/Proxy Statement under "Risks and Special Investment Considerations--General," in the Statement of Additional Information relating to this Prospectus/Proxy Statement and in Fortis Fund's Statement of Additional Information incorporated by reference therein.

     DERIVATIVE TAX-EXEMPT OBLIGATIONS. Voyageur Fund may acquire derivative tax-exempt obligations, which are custodial receipts or trust certificates ("custodial receipts") underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain tax-exempt obligations. Certain of these derivative tax-exempt obligations involve special risks. The principal and interest payments on the custodial receipts underlying derivative tax-exempt obligations may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying tax-exempt obligations. Voyageur Fund may also invest in custodial receipts which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short-term tax-exempt obligations or an index of short-term tax-exempt obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple of the change in the interest rates of the specified tax-exempt obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other tax-exempt obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of Voyageur Fund. Voyageur Fund's investments in derivative tax-exempt obligations, when combined with investments in below investment grade rated securities, will not exceed 20% of the Fund's total assets. Fortis Fund may not invest in such securities.

     CONCENTRATION. As a fundamental policy, Fortis Fund will not invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry. As to utility companies, gas, electric, water and telephone companies are considered as separate industries. For this purpose, municipal bonds refunded with U.S. Government securities are treated as investments in U. S. Government securities and are not subject to this requirement. As a fundamental policy, Voyageur Fund may not invest 25% or more of its total assets in the securities of any industry although for purposes of this limitation, tax-exempt securities and U.S. Government securities are not considered to be part of any industry. Voyageur Fund may invest 25% or more of its total assets in industrial development bonds. In addition, it is possible that Voyageur Fund from time to time will invest 25% or more of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education and/or industrial obligations. In such circumstances, economic, business, political and other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. A discussion of these segments of the municipal bond market is set forth in the Statement of Additional Information relating to this Prospectus/Proxy Statement, under "Investment Policies and Restrictions--Concentration Policy."

     OPTIONS, FUTURES CONTRACTS AND REVERSE REPURCHASE AGREEMENTS. Voyageur Fund may write (i.e., sell) covered put and call options and purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest. Voyageur Fund also may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options on futures contracts. Fortis Fund may not engage in options or futures transactions. In addition, Voyageur Fund may enter into reverse repurchase agreements with banks and securities dealers with respect to not more than 10% of its total assets. Fortis Fund may not enter into such agreements. The use of options, futures contracts and reverse repurchase agreements entails special risks as set forth in Appendix B to this Prospectus/Proxy Statement under "Investment Objectives and Policies--Miscellaneous Investment Practices."

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
                             INVESTMENT OBJECTIVES

     Fortis Fund and Voyageur Fund are both non-diversified, open-end funds with investment objectives which are substantially the same.

     * The primary investment objective of Fortis Fund is to seek as high a level of current income exempt from federal, New York State, and New York City income tax as is believed to be consistent with the preservation of capital.

     * The investment objective of Voyageur Fund is to seek as high a level of current income exempt from federal income tax and from the personal income tax of the State of New York and the City of New York as is consistent with the preservation of capital.

INVESTMENT POLICIES

     The investment policies and restrictions of Fortis Fund and Voyageur Fund are similar but not identical, as discussed in further detail below.

     GENERAL. Fortis Fund invests primarily in debt obligations which generate interest income that is exempt from federal income tax, State of New York income tax and City of New York income tax. These debt obligations include securities issued by the State of New York, its agencies, instrumentalities, and political subdivisions. As a policy which may not be changed without shareholder approval, except for defensive purposes, the Fortis Fund will invest at least 80% of its net assets in securities that generate interest that is not includable in federal gross income or State of New York or City of New York taxable net income (except for State of New York and City of New York franchise tax on corporations and financial institutions, which is measured by income) and is not an item of tax preference for purposes of the federal, State of New York, or City of New York alternative minimum tax. Fortis Fund may invest without limitation in taxable obligations on a temporary, defensive basis due to market conditions. Such taxable obligations, whether purchased for temporary or liquidity purposes or on a defensive basis, may include: obligations of the U.S. government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either Moody's or S&P; commercial paper rated in the highest grade by either of such rating services (Prime-1 or A-1, respectively); certificates of deposit and bankers' acceptances of domestic banks which have assets of over $1 billion; variable amount master demand notes; and repurchase agreements with respect to any of the foregoing investments. Fortis Fund may also hold its assets in cash.

     In normal market conditions, Voyageur Fund anticipates that it will invest substantially all of its assets in tax-exempt obligations the interest on which is exempt from federal income tax and New York State and New York City personal income tax. As a matter of fundamental policy, Voyageur Fund will invest at least 80% of the value of its net assets in such obligations under normal market conditions. During times of adverse market conditions when a defensive investment posture is warranted, Voyageur Fund may temporarily select investments without regard to the foregoing policy. Up to 20% of the securities owned by Voyageur Fund may generate interest that is an item of tax preference for purposes of the federal, New York State and New York City alternative minimum tax. Voyageur Fund may invest without limitation in short term tax-exempt obligations or in taxable obligations on a temporary, defensive basis due to market conditions or, with respect to taxable obligations, for liquidity purposes. Such taxable obligations, whether purchased for liquidity purposes or on a temporary, defensive basis, may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Moody's or S&P; commercial paper rated in the highest grade by either of such rating services (Prime-1 or A-1, respectively); certificates of deposit and bankers' acceptances of domestic banks which have capital, surplus and undivided profits of over $100 million; high-grade taxable municipal bonds; and repurchase agreements with respect to any of the foregoing investments. The Fund also may hold its assets in cash and in securities of tax-exempt money market mutual funds.

     Fortis Fund does not currently hold any securities that are not permissible investments for Voyaguer Fund. Therefore, no sales of Fortis Fund's portfolio securities will be required as a result the Reorganization. VFM may determine, however, that it would be advisable to sell certain of such securities after the Reorganization in attempting to meet Voyageur Fund's investment objective.

     AVERAGE PORTFOLIO MATURITY. While Fortis Fund is free to invest in securities of any maturity, it is expected that the average maturity of the Fund will generally range from seven to 20 years. The weighted average maturity of Voyageur Fund is expected to be approximately 15 to 25 years.

     SECURITIES RATINGS. As a fundamental policy, at least 90% of the tax-exempt bonds purchased by Fortis Fund must be of "investment grade" quality. This means that they will be rated, at the time of purchase, within the four highest grades assigned by either Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB) or will be unrated securities which at the time of purchase are judged by FAI to be of comparable quality to securities rated within such four highest grades. Up to 10% of the tax exempt bonds purchased by Fortis Fund may be of non-investment grade quality. Such bonds are often referred to as "junk" bonds or "high yield" bonds.

     Voyageur Fund may invest without limitation in securities rated "investment grade," i.e., within the four highest investment grades, at the time or investment by Moody's or S&P or, if unrated, judged by VFM to be of comparable quality. Up to 20% of the tax-exempt obligations purchased by Voyageur Fund may be rated lower than investment grade; however all bonds must by rated "B" or better by Moody's or S&P at the time of purchase (or, if unrated, judged by VFM to be of comparable quality). See "Principal Risk Factors" for a discussion of the risks of investing in lower-grade tax-exempt obligations.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when its investment adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

     REPURCHASE AGREEMENTS. Both Funds may invest in repurchase agreements. Repurchase agreements are short-term instruments under which securities are purchased from a bank or a securities dealer with an agreement by the seller to repurchase the securities at a mutually agreeable date, interest rate, and price. For a further discussion of repurchase agreements, including the risks thereof, see Appendix B to this Prospectus/Proxy Statement under "Investment Objectives and Policies--Miscellaneous Investment Practices--Repurchase Agreements."

     REVERSE REPURCHASE AGREEMENTS. Voyageur Fund may engage in reverse repurchase agreements with banks and securities dealers with respect to not more than 10% of its total assets. Fortis Fund may not enter into such agreements. Reverse repurchase agreements are ordinary repurchase agreements in which Voyageur Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Reverse repurchase agreements may be used as a means of borrowing for investment purposes subject to the 10% limitation set forth above. This speculative technique is referred to as leveraging. For a further discussion of reverse repurchase agreements, including the risks thereof, see "Investment Objectives and Policies of Voyageur Fund--Miscellaneous Investment Practices--Reverse Repurchase Agreements" in Appendix B to this Prospectus/Proxy Statement.

     FORWARD COMMITMENTS. Each Fund may purchase securities on a "when issued" or forward commitment basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The purchase of securities on such a basis involves certain risks. See "Investment Objectives and Policies--Miscellaneous Investment Practices--Forward Commitments" in Appendix B to this Prospectus/Proxy Statement and "Investment Objectives and Policies--Miscellaneous Investment Practices--Forward Commitments" in the Prospectus of Fortis Fund incorporated by reference in this Prospectus/Proxy Statement.

     TAXABLE INVESTMENTS. Each Fund may invest up to 20% of its net assets in taxable fixed income obligations under normal market conditions, although Voyageur Fund anticipates that, in normal market conditions, it will invest substantially all of its assets in tax-exempt obligations. In addition, each Fund may invest without limit in taxable fixed income securities for temporary defensive purposes or, with respect to Voyageur Fund, for liquidity purposes. The taxable obligations in which Fortis Fund and Voyageur Fund may invest are described under "Investment Objectives and Policies" in the Fortis Fund Prospectus incorporated by reference in this Prospectus/Proxy Statement and in Appendix B to this Prospectus/Proxy Statement under "Investment Objectives and Policies." Fortis Fund may invest up to 20% of its assets in, and up to 20% of the securities owned by Voyageur Fund may be, securities the interest on which is an item of tax preference for purposes of the federal, State of New York, or City of New York alternative minimum tax.

     BORROWING. As a fundamental policy, Fortis Fund may borrow from banks up to a limit of 10% of its total assets as a temporary measure to facilitate redemptions. Voyageur Fund, as a fundamental policy, may borrow money from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of its total assets. As discussed above, Voyageur Fund may also engage in reverse repurchase agreements in an amount up to 10% of its total assets. Reverse repurchase agreements may be used as a means of borrowing for investment purposes.

     OPTIONS. Voyageur Fund may write (i.e., sell) covered put and call options and purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest. Fortis Fund may not engage in options transactions. Participation in the options market involves investment risks and transaction costs to which Voyageur Fund would not be subject absent the use of this strategy. See "Investment Objectives and Policies--Miscellaneous Investment Practices--Options on Securities" in Appendix B to this Prospectus/Proxy Statement.

     FUTURES CONTRACTS AND OPTIONS THEREON. Voyageur Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). Fortis Fund may not enter into futures contracts or options on futures contracts. The successful use of such instruments draws upon VFM's experience with respect to such instruments and generally depends upon VFM's ability to forecast interest rate movements correctly. See "Investment Objectives and Policies--Miscellaneous Investment Practices--Futures Contracts and Options on Futures Contracts" in Appendix B to this Prospectus/Proxy Statement.

     The foregoing comparison does not purport to be a complete summary of the investment policies, restrictions and risk factors of Fortis Fund or Voyageur Fund. For complete discussions of the investment policies, restrictions and risk factors of the respective Funds, see Appendix B to this Prospectus/Proxy Statement, Fortis Fund's prospectus referred to under "Incorporation by Reference," the Statement of Additional Information relating to this Prospectus/ Proxy Statement, and the statement of additional information of Fortis Fund referred to under "Incorporation by Reference." Fortis Fund's Annual Report for the fiscal year ended September 30, 1995 and Semi-Annual Report for the six-month period ended March 31, 1996 referred to on the cover page hereof under "Incorporation by Reference," provide information concerning the composition of the Fortis Fund's assets at such dates.

                                 CAPITALIZATION

     The following table shows the capitalization of Fortis Fund as of March 31, 1996 and of Voyageur Fund on a pro forma basis as of that date giving effect to the proposed acquisition of the assets of Fortis Fund at net asset value in the Reorganization. Voyageur Fund will not have commenced operations prior to the Reorganization.

                                                                     FORTIS             VOYAGEUR FUND
                                                                      FUND                PRO FORMA
                                                                      ----                ---------
         CLASS A SHARES
             Net assets...........................................    $58,207            $11,294,378
             Net asset value per share............................     $10.76                 $10.76
             Shares outstanding...................................      5,409              1,049,428

         CLASS B SHARES
             Net assets...........................................   $204,815               $293,328
             Net asset value per share............................     $10.73                 $10.73
             Shares outstanding...................................     19,083                 27,342

         CLASS  C SHARES
             Net assets...........................................    $51,584                $51,584
             Net asset value per share............................     $10.74                 $10.74
             Shares outstanding...................................      4,803                  4,803

         CLASS E SHARES*
             Net assets...........................................$11,236,171                     --
             Net asset value per share............................     $10.76                     --
             Shares outstanding...................................  1,044,019                     --

         CLASS H SHARES*
             Net assets...........................................    $88,513                     --
             Net asset value per share............................     $10.72                     --
             Shares outstanding...................................      8,259                     --

* Voyageur Fund will not offer Class E or Class H shares. In the Reorganization, Fortis Fund Class E shareholders and Fortis Fund Class H shareholders will receive Voyageur Fund Class A shares and Voyageur Class B shares, respectively.

                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

     Fortis Tax-Free was incorporated under Minnesota law in 1982. Effective with the close of business on May 31, 1991, Fortis Fund, a series of Fortis Tax-Free, acquired the assets and assumed all identified liabilities of the Pathfinder Heritage New York Tax-Free Income Fund ("Pathfinder") in a tax-free exchange by issuing new shares. Fortis Fund had no assets or liabilities prior to the acquisition. Consequently, Fortis Fund has retained the financial history of Pathfinder for financial reporting and income tax purposes. Since Fortis Fund commenced operations, FAI has limited total Fund expenses. FAI has voluntarily undertaken to limit annual expenses for Fortis Fund (exclusive of Rule 12b-1 fees, interest, taxes, brokerage commissions and non-recurring or extraordinary charges and expenses) until September 30, 1996, to not more than 1.09% of average net assets. FAI is not obligated to limit Fortis Fund expenses, and has determined that it is economically unfeasible to continue to limit expenses to the current level of 1.09%. FAI therefore proposed the Reorganization to the Board of Directors of Fortis Tax-Free. The Board of Directors of Fortis Tax-Free has determined that the Reorganization is in the best interests of and is expected to provide certain benefits to Fortis Fund and its shareholders. The Board considered, among other things, the following factors in making such determinations:

               (a) PORTFOLIO MANAGEMENT. As of June 30, 1996, VFM served as the manager to six closed-end and 10 open-end funds (comprising 33 separate investment portfolios), administered numerous private accounts and managed along with its affiliates approximately $11.5 billion in assets. Of the closed-end and open-end funds under management, 32 are "single state" funds. Thus, Fortis Fund fits well within VFM's area of expertise.

               (b) EXPENSE  RATIOS.  VFM has  undertaken to limit  Voyageur Fund expenses for the fiscal years ending December 31, 1996 and December 31, 1997, to 1.00% of average daily net assets for Class A shares and 1.75% of average daily net assets for Class B and Class C shares. Assuming VFM continues to limit expenses to such levels (VFM is not obligated to do so after December 31, 1997), Fortis Fund shareholders will experience a lower expense ratio as shareholders of Voyageur Fund (1.00% of average daily net assets for Voyager Fund Class A shares as compared to 1.34% and 1.09% for Fortis Fund Class A and E shares, respectively, and 1.75% of average daily net assets for Voyageur Fund Class B and C shares as compared to 2.09% for Fortis Fund Class B, C and H shares after expense limitations). Assuming no expense limitations for either Fund, VFM believes that at least Fortis Fund Class A, B, C and H would benefit from lower expense ratios as Voyageur Fund shareholders. Without expense reimbursements, total Fortis Fund operating expenses for the fiscal year ended September 30, 1995 were 1.85%, 2.60%, 2.60%, 1.60%, and 2.60% of average net assets of Class A, B, C, E and H shares, respectively. FAI estimates that for the fiscal year ending September 30, 1996, total Fortis Fund operating expenses without expense reimbursements will be 1.53%, 2.28%, 2.28%, 1.28% and 2.28% of average net assets for Class A, B, C, E and H shares, respectively. VFM estimates that without expense reimbursements total fund operating expenses for Voyageur Class A, B and C shares will be approximately 1.25%, 2.25% and 2.25%, respectively, of average daily net assets for the fiscal year ending December 31, 1996.

               (c) TAX CONSEQUENCES OF THE REORGANIZATION. It is intended that the proposed reorganization will be tax-free to Fortis Fund and Fortis Fund shareholders. See "Federal Income Tax Consequences" below.

               (d) TERMS OF THE PLAN. The Board considered the terms and conditions of the Plan, including that (i) the exchange of Fortis Fund shares for Voyageur Fund shares will take place on a net asset value basis; and (ii) no sales charge will be incurred by Fortis Fund shareholders in connection with their acquisition of Voyageur Fund shares in the Reorganization.

               (e) EXPENSES OF THE REORGANIZATION. VFM will pay the costs incurred by the Voyageur Fund and the Fortis Fund in connection with the Reorganization, including the fees and expenses associated with the preparation and filing of a registration statement for purposes of registering the Voyageur Fund shares to be issued in the Reorganization, and the expenses of printing and mailing this
          Prospectus/Proxy Statement and holding the Fortis Fund shareholder meeting required to approve the Reorganization.

     The Board of Directors of Fortis Tax-Free concluded that the factors noted in (a) through (e) above render the proposed Reorganization fair to and in the best interests of shareholders of Fortis Fund.

PLAN OF REORGANIZATION

     The  following  summary  of the  proposed  Plan and the  Reorganization  is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, as of the Effective Time, Voyageur Fund will acquire all or substantially all of the assets and assume certain identified and stated liabilities of Fortis Fund in exchange for Voyageur Fund shares having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from Fortis Fund. The value of Fortis Fund assets and liabilities to be acquired by Voyageur Fund, and the value of Voyageur Fund shares to be received in exchange therefor, will be computed as of the Effective Time. Voyageur Fund will not assume any liabilities or obligations of Fortis Fund, whether absolute or contingent, other than those identified and stated in an unaudited statement of assets and liabilities of Fortis Fund as of the Effective Time. Because Fortis Fund is a separate series of Fortis Tax-Free, for corporate law purposes the transaction is structured as a sale of the assets and assumption of the liabilities allocated to Fortis Fund in exchange for the issuance of Voyageur Fund shares to Fortis Fund, followed immediately by the distribution of such Voyageur Fund shares to Fortis Fund shareholders and the cancellation and retirement of outstanding Fortis Fund shares.

     Pursuant to the Plan, each Class A Fortis Fund shareholder will receive, immediately after the Effective Time, Class A Voyageur Fund shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Fortis Fund shares owned by such Fortis Fund shareholder immediately prior to the Effective Time; each Class B Fortis Fund shareholder will receive immediately after the Effective Time, Class B Voyageur Fund shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Fortis Fund shares owned by such Fortis Fund shareholder immediately prior to the Effective Time; each Class C Fortis Fund shareholder will receive, immediately after the Effective Time, Class C Voyageur Fund shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Fortis Fund shares owned by such Fortis Fund shareholder immediately prior to the Effective Time; each Class E Fortis Fund shareholder will receive, immediately after the Effective Time, Class A Voyageur Fund shares with an aggregate net asset value equal to the aggregate net asset value of the Class E Fortis Fund shares owned by such Fortis Fund shareholder immediately prior to the Effective Time; and each Class H Fortis Fund shareholder will receive, immediately after the Effective Time, Class B Voyageur Fund shares with an aggregate net asset value equal to the aggregate net asset value of the Class H Fortis Fund shares owned by such Fortis Fund shareholder immediately prior to the Effective Time. Under the Plan, the net asset value per share of Fortis Fund's Class A, Class B, Class C, Class E and Class H shares will be computed as of the Effective Time using the valuation procedures set forth in Fortis Tax-Free's Articles of Incorporation and Bylaws and the then-current prospectus and statement of additional information of Fortis Fund and as may be required by the 1940 Act. At the Effective Time, Voyageur Fund will issue to Fortis Fund, and Fortis Fund will distribute to Fortis Fund's shareholders of record, determined as of the Effective Time, Voyageur Fund shares issued in exchange for Fortis Fund assets as described above. All outstanding shares of Fortis Fund thereupon will be canceled and retired and no additional shares representing interests in Fortis Fund will be issued thereafter, and Fortis Fund will be deemed to be liquidated. The distribution of Voyageur Fund shares to former Fortis Fund shareholders will be accomplished by the establishment of accounts on the share records of Voyageur Fund in the names of Fortis Fund shareholders, each representing the numbers of full and fractional Voyageur Fund Class A, Class B and Class C shares due such shareholders.

     The Plan provides that no sales charges will be incurred by Fortis Fund shareholders in connection with the acquisition by them of Voyageur Fund shares pursuant thereto. The Plan also provides that former holders of Fortis Fund Class B and Class H shares who receive Voyageur Fund Class B shares in the Reorganization will receive credit for the period they held Fortis Fund Class B and Class H shares in applying the six-year step-down of the contingent deferred sales charge on Voyageur Fund Class B shares and in determining the date upon which such shares convert to Voyageur Fund Class A shares. Holders of Fortis Fund Class C shares who receive Voyageur Fund Class C shares in the Reorganization will receive credit for the period they held their Fortis Fund Class C shares in applying the contingent deferred sales charge on shares held for less than one year. In addition, the Plan provides that in applying the two-year contingent deferred sales charge of 1.0% on purchases of Class A shares with respect to which the front-end sales charge was waived, credit will be given for the period a former Fortis Fund shareholder who is subject to such a contingent deferred sales charge held his or her shares.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, among others: (i) approval of the Plan, which includes the related amendment of Fortis Tax-Free's articles of incorporation attached to the Plan, by the shareholders of Fortis Fund; (ii) the delivery of the opinion of counsel described below under "Federal Income Tax Consequences";
(iii) the accuracy as of the Effective Time of the representations and warranties made by Fortis Fund and Voyageur Fund in the Plan; and (iv) the delivery of customary closing certificates. See the Plan attached hereto as Appendix A for a complete listing of the conditions to the consummation of the Reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time, before or after approval by shareholders of Fortis Fund, by resolution of the Board of Directors of either Fortis Tax-Free or Voyageur Mutual Funds, if circumstances should develop that, in the opinion of such Board, make proceeding with the consummation of the Plan and Reorganization not in the best interests of the respective Fund's shareholders.

     The Plan provides that VFM will pay the costs incurred by Voyageur Fund and Fortis Fund in connection with the Reorganization, including the fees and expenses associated with the preparation and filing of a registration statement for purposes of registering the Voyageur Fund shares to be issued in the Reorganization, and the expenses of printing and mailing this Prospectus/Proxy Statement and holding the Fortis Fund shareholder meeting required to approve the Reorganization. The Plan also provides that at or prior to the Effective Time, FAI, or an affiliate of FAI, shall have reimbursed Fortis Fund by the amount, if any, that the expenses incurred by Fortis Fund (or accrued up to the Effective Time) exceed any applicable contractual or state-imposed expense limitations.

     Under the Plan, Fortis Fund has agreed to operate its business in the ordinary course between the date of the Plan and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective Time of net income and/or net realized capital gains not previously distributed).

     Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of each class of Fortis Fund, voting as separate classes. Approval of the Plan by Fortis Fund shareholders will be deemed approval of the amendment to the articles of incorporation of Fortis Tax-Free attached to the Plan. If the Plan is not approved, the Boards of Directors of the respective Funds will consider other possible courses of action.

DESCRIPTION OF VOYAGEUR FUND SHARES

     For information concerning the common shares of Voyageur Fund, including voting rights, see "Summary--Capital Shares; Shareholder Voting Rights" above and "General Information About Voyageur Fund" in Appendix C hereto. All Voyageur Fund shares issued in the Reorganization will be fully paid and non-assessable and will not be entitled to preemptive or cumulative voting rights.

FEDERAL INCOME TAX CONSEQUENCES

     It is intended that the exchange of Voyageur Fund shares for Fortis Fund's net assets and the distribution of such shares to Fortis Fund's shareholders upon liquidation of Fortis Fund will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code"), and that, for federal income tax purposes, no income, gain or loss will be recognized by Fortis Fund's shareholders. Fortis Fund has not asked, nor does it plan to ask, the Internal Revenue Service to rule on the tax consequences of the Reorganization.

     As a condition to the closing of the Reorganization, the two Funds will receive an opinion from Dorsey & Whitney LLP, counsel to Voyageur Fund and Fortis Fund, based in part on certain representations to be furnished by each Fund, substantially to the effect that the federal income tax consequences of the Reorganization will be as follows:

     (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and Voyageur Fund and Fortis Fund each will qualify as a party to the Reorganization under Section 368(b) of the Code;

     (ii) The holders of Fortis Fund shares will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of Voyageur Fund shares. Fortis Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of Fortis Fund distributed by Fortis Fund prior to the effective time of the Reorganization.

    (iii) the tax basis of Voyageur Fund shares received by each holder of Fortis Fund shares pursuant to the Reorganization will be equal to the tax basis of Fortis Fund shares exchanged therefor;

     (iv) the holding period of Voyageur Fund shares received by each Fortis Fund shareholder pursuant to the Reorganization will include the period during which the Fortis Fund shareholder held Fortis Fund shares exchanged therefor, provided that the Fortis Fund shares were held as a capital asset at the Effective Time;

     (v) Fortis Fund will recognize no income, gain or loss by reason of the Reorganization;

     (vi) Voyageur Fund will recognize no income, gain or loss by reason of the Reorganization;

    (vii) the tax basis of the assets received by Voyageur Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of Fortis Fund as of the Effective Time;

   (viii) the holding period of the assets received by Voyageur Fund pursuant to the Reorganization will include the period during which such assets were held by Fortis Fund; and

     (ix) Voyageur Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of Fortis Fund as of the Effective Time.

     The foregoing opinion will be based upon certain representations, of which a principal one is that there are shareholders owning 5% or more of the outstanding shares of Fortis Fund and,that, to the best of the knowledge of the management of Fortis Fund, there is no plan or intention on the part of the remaining shareholders of Fortis Fund, to sell, exchange, or otherwise dispose of any of the shares of Voyageur Fund received in the Reorganization.

     Shareholders of Fortis Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of Fortis Fund should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors of Fortis Tax-Free, including the "non-interested" directors, unanimously recommends that shareholders of Fortis Fund approve the Plan. Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of each class of Fortis Fund, voting as separate classes. Approval of the Plan by Fortis Fund shareholders will be deemed approval of the amendment to the articles of incorporation of Fortis Tax-Free attached to the Plan.

                               VOTING INFORMATION

GENERAL

     This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Fortis Tax-Free to be used at the Special Meeting of Fortis Fund shareholders to be held at 10:00 a.m., Central time, on November 12, 1996, at the offices of Fortis Fund and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of Special Meeting and a proxy card, is first being mailed to shareholders of Fortis Fund on or about September 30 , 1996. Only shareholders of record as of the close of business on September 16, 1996 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. If the enclosed form of proxy is properly executed and returned on time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted "for" the proposed Plan and Reorganization. A proxy may be revoked by giving written notice, in person or by mail, of revocation before the Meeting to the Secretary of Fortis Tax-Free at its principal executive offices, 500 Bielenberg Drive, Woodbury, Minnesota 55125 (mailing address: P.O. Box 64284, St. Paul, Minnesota 55164), or by properly executing and submitting a later-dated proxy, or by voting in person at the Meeting.

     If a shareholder executes and returns a proxy but abstains from voting, the shares held by such shareholder will be deemed present at the Meeting for purposes of determining a quorum and will be included in determining the total number of votes cast. If a proxy is received from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fortis Fund shares (i.e., a broker "non-vote"), the shares represented by such proxy will not be considered present at the Meeting for purposes of determining a quorum and will not be included in determining the number of votes cast. Brokers and nominees will not have discretionary authority to vote shares for which instructions are not received from the beneficial owner.

     Approval of the Plan and Reorganization will require the affirmative vote described above under "Information About the Reorganization--Recommendation and Vote Required."

     As of September 16, 1996 (a) Fortis Fund had 9,690 Class A shares, 21,494 Class B shares, 4,889 Class C shares, 985,837 Class E shares and 18,112 Class H shares outstanding and entitled to vote at the Meeting; and (b) the directors and officers of Fortis Fund as a group owned less than one percent of the outstanding shares of the Fund or any class thereof. No shares of Voyageur Fund have been issued to the public. The following paragraph sets forth information concerning those persons known by Fortis Fund to own of record or beneficially more than 5% of the outstanding shares of the Fund, or more than 5% of the outstanding shares of any class of the Fund, as indicated, as of such date, including persons and entities who beneficially own more than 25% of the Fund or any class thereof. Unless otherwise indicated, the persons named below have both record and beneficial ownership:

     CLASS A: Margherita Petitta, 251 E. Main St., Mount Kisco, NY 10549 (24% of Class A); Vito and Maria Fulciniti JT, 26 Spruceland Ter, Lancaster, NY 14086-3421 (21% of Class A); Maria Vittoria Petitta, 251 E. Main St., Mount Kisco, NY 10549 (24% of Class A); Joyce and Gerald H. Coats JT, 91 Seneca Dr., Canandaigua, NY 14424- 1146 (20% of Class A). CLASS B:Terence P. Vertucci, 382 Truax Rd, Amsterdam, NY 12010-7151 (66% of Class B); Claudia Schellenberg, 32-43 90th St. Apt 202, Flushing, NY 11369-2312 (11% of Class B); Ralph L. and Anne C. Warren JT, RR 3 Box 176D, Oneonta, NY 13820-9402 (5% of Class B); Donaldson Lufkin Jenrette Securities Corporation Inc.*, P.O. Box 2052, Jersey City, NJ 07303-2052 (6% of Class B): CLASS C: Donaldson Lufkin Jenrette Securities Corporation Inc.*, P.O. Box 2052, Jersey City, NJ 07303-2052 (99% of Class C). CLASS E None. CLASS H: Andrea Barouch CUST, Brent Dinsky UGMA, 4 Deepwood Ct., Old Westbury, NY 11568-1006 (10% of Class H); Andrea Barouch CUST, Tracy Dinsky UGMA, 4 Deepwood Ct., Old Westbury, NY 11568-1006 (10% of Class H); Andrea Barouch CUST, Courtney Dinsky UGMA, 4 Deepwood Ct., Old Westbury, NY 11568-1006 (10% of Class H); John and Madeleine Mitchell JT, 155 S. Fordham Rd.,
Hicksville, NY 11801-6039 (5% of Class H); Jean Williams, 24 Pryor Ave., Tonawanda, NY 14150-8317 (55% of Class H). *Record ownership only.

     Proxies are solicited by mail. Additional solicitations may be made by telephone or personal contact by officers or employees of FAI and its affiliates without cost to the Fund. In addition, the services of a third-party proxy solicitation firm may be utilized, with such firm's fees and expenses borne by VFM as described under "Information About the Reorganization--Plan of Reorganization" above.

     In the event that sufficient votes to approve the Plan and Reorganization are not received by the date set for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for up to 120 days to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

INTERESTS OF CERTAIN PERSONS

     The following persons affiliated with Voyageur Fund will receive payments from the Fund for services rendered pursuant to contractual arrangements with the Fund: VFM will receive payments from Voyageur Fund for investment advisory services it will render pursuant to an Investment Advisory Agreement, and for dividend disbursing, transfer agency, administrative and accounting services it will render pursuant to an Administrative Services Agreement. VFD will receive payments from Voyageur Fund for servicing of shareholder accounts and distribution-related services pursuant to a Distribution Agreement and the Fund's Plan of Distribution. See "Summary--Fees and Expenses--Voyageur Fund Expenses" above.

                        FINANCIAL STATEMENTS AND EXPERTS

     The audited statement of assets and liabilities, including the schedule of investments in securities, of Fortis Fund as of September 30, 1995 and the related statements of operations for the year then ended, the statements of changes in net assets for the period indicated therein, and the financial highlights for the period indicated therein, as included in the Annual Report of Fortis Fund for the fiscal year ended September 30, 1995, have been incorporated by reference into this Prospectus/Proxy Statement in reliance on the reports of KPMG Peat Marwick LLP, independent auditors for Fortis Fund, given on the authority of such firm as experts in accounting and auditing.

                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of the shares of Voyageur Fund to be issued in the Reorganization will be passed on by Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402.

              OTHER INFORMATION ABOUT FORTIS FUND AND VOYAGEUR FUND

     Fortis Tax-Free is a Minnesota corporation organized in 1982 and is registered with the Securities and Exchange Commission under the 1940 Act as an "open-end management investment company." Fortis Tax-Free currently offers its shares in three series. As of June 30, 1996, the three series of Fortis Tax-Free that are currently offered had aggregate net assets of approximately $140 million. Information concerning Fortis Fund is incorporated herein by reference from its current Prospectus dated February 1, 1996. The Prospectus of Fortis Fund may be obtained in the manner described under "Incorporation by Reference" and forms part of the Registration Statement of Fortis Fund on Form N-1A which has been filed with the Commission.

     Voyageur Mutual Funds is a Minnesota corporation organized in 1993 and is registered with the Securities and Exchange Commission under the 1940 Act as an "open-end management investment company." Voyageur Mutual Funds currently offers its shares in eight series. Additional information regarding the management of Voyageur Mutual Funds and shares of the Fund is provided in Appendix C to this Prospectus/Proxy Statement.

     Voyageur Mutual Funds and Fortis Tax-Free are subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the Commission. These proxy materials, reports and other information filed by Voyageur Mutual Funds and Fortis Tax-Free can be inspected and copies obtained at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the Commission at Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

                      PROSPECTUS /PROXY STATEMENT
                          SEPTEMBER 26, 1996
                     ACQUISITION OF THE ASSETS OF
                          NEW YORK PORTFOLIO
                    A SEPARATELY MANAGED SERIES OF
                   FORTIS TAX-FREE PORTFOLIOS, INC.
            500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
      MAILING ADDRESS: P.O. BOX 64284, ST. PAUL, MINNESOTA 55164
                   BY AND IN EXCHANGE FOR SHARES OF
                    VOYAGEUR NEW YORK TAX FREE FUND
             A NEWLY FORMED, SEPARATELY MANAGED SERIES OF
                      VOYAGEUR MUTUAL FUNDS, INC.
                  90 SOUTH SEVENTH STREET, SUITE 4400
                     MINNEAPOLIS, MINNESOTA 55402
                            (800-553-2143)

                    =================================
                           TABLE OF CONTENTS
                    =================================

                                                 PAGE

INCORPORATION BY REFERENCE.....................     2
SUMMARY........................................     4
PRINCIPAL RISK FACTORS.........................    13
COMPARISON OF INVESTMENT OBJECTIVES,
    POLICIES AND RESTRICTIONS..................    15
CAPITALIZATION.................................    18
INFORMATION ABOUT THE REORGANIZATION...........    19
VOTING INFORMATION.............................    22
FINANCIAL STATEMENTS AND EXPERTS...............    24
LEGAL MATTERS..................................    24
OTHER INFORMATION ABOUT FORTIS
    FUND AND VOYAGEUR FUND.....................    24
APPENDIX A --AGREEMENT AND PLAN OF
    REORGANIZATION.............................   A-1

APPENDIX B--VOYAGEUR FUND INVESTMENTS,
    INVESTMENT TECHNIQUES AND RISKS............   B-1

APPENDIX C--VOYAGEUR FUND MANAGEMENT
    AND GENERAL INFORMATION....................   C-1

APPENDIX D--VOYAGEUR FUND SHAREHOLDER
     GUIDE TO INVESTING........................   D-1

=====================================================

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                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "AGREEMENT") is made as of this _____ day of ___________, 1996, by and between Voyageur Mutual Funds, Inc. ("VOYAGEUR"), a Minnesota corporation, on behalf of its New York Tax Free Fund (the "ACQUIRING FUND"), a series of Voyageur which has been or will be formed, and Fortis Tax-Free Portfolios, Inc. ("FORTIS"), a Minnesota corporation, on behalf of its New York Portfolio (the "ACQUIRED FUND"), a series of Fortis.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation pursuant to Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "CODE"). The reorganization (the "REORGANIZATION") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund and the assumption by the Acquiring Fund of all of the identified and stated liabilities of the Acquired Fund in exchange solely for full and fractional shares of common stock, par value $.01 per share, of the Acquiring Fund (the "ACQUIRING FUND SHARES"), having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. The distribution of Acquiring Fund Shares to Acquired Fund shareholders and the retirement and cancellation of the Acquired Fund's shares will be effected pursuant to an amendment to the articles of incorporation of Fortis in the form attached hereto as Exhibit 1 (the "AMENDMENT") to be adopted by Fortis in accordance with the Minnesota Business Corporation Act.

     Subsequent references herein to the Acquired Fund and the Acquiring Fund, with respect to covenants, undertakings and conditions of or involving corporate officers or the board of directors (as applicable) and with respect to other matters of a corporate nature, are intended to be, and are to be construed as, references to Fortis or Voyageur, as applicable. With respect to covenants, undertakings and conditions of or involving the shareholders of the Acquired Fund or the Acquiring Fund, however, such references (except as hereafter specifically indicated to the contrary) are intended, and are to be construed as, references only to shareholders of that series of Fortis or Voyageur (as applicable).

     WITNESSETH:

     WHEREAS, each of Voyageur and Fortis is a registered, open-end management investment company that offers its shares of common stock in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities);

     WHEREAS, each of the Acquiring Fund and the Acquired Fund offers Class A shares, Class B shares and Class C shares of each of its series and, in addition, the Acquired Fund offers Class E shares and Class H shares;

     WHEREAS, the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Board of Directors of Voyageur has determined that the transfer of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all of the identified and stated liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund shareholders;

     WHEREAS, the Board of Directors of Fortis has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all of the identified and stated liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund shareholders;

     NOW,   THEREFORE,   in   consideration   of   the   premises   and  of  the
representations, warranties, covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND SOLELY IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL IDENTIFIED AND STATED ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval by the Acquired Fund shareholders and to the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of the Acquired Fund's assets as set forth in
Section 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined in accordance with Article 2; and (ii) to assume all of the identified and stated liabilities of the Acquired Fund, as set forth in Section 1.3. Such transactions shall take place as of the effective time provided for in Section 3.1 (the "EFFECTIVE TIME").

     1.2(a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all or substantially all of Acquired Fund's property, including, but not limited to, all cash, securities, commodities, futures and interests and dividends or interest receivable which are owned by the Acquired Fund as of the Effective Time. All of said assets shall be set forth in detail in an unaudited statement of assets and liabilities of the Acquired Fund as of the Effective Time (the "EFFECTIVE TIME STATEMENT"). The Effective Time Statement shall, with respect to the listing of the Acquired Fund's portfolio securities, detail the adjusted tax basis of such securities by lot, the respective holding periods of such securities and the current and accumulated earnings and profits of the Acquired Fund. The Effective Time Statement shall be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied from the prior audited period and shall be certified by the Acquired Fund's treasurer.

     (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities and to acquire additional securities in the ordinary course of its business.

     1.3 The Acquiring Fund shall assume all of the identified and stated liabilities, expenses, costs, charges and reserves (including, but not limited to, expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian and transfer agency fees, investment management and administrative fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund's shares) reflected in the Effective Time Statement. The Acquiring Fund shall assume only those liabilities of the Acquired Fund in the amounts reflected on the Effective Time Statement and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued.

     1.4 Immediately after the transfer of assets provided for in Section 1.1 and the assumption of liabilities provided for in Section 1.3, and pursuant to the plan of reorganization adopted herein, the Acquired Fund will distribute pro rata (as provided in Article 2) to the Acquired Fund's shareholders of record, determined as of the Effective Time (the "ACQUIRED FUND SHAREHOLDERS"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1, and all other assets of the Acquired Fund, if any. Thereafter, no additional shares representing interests in the Acquired Fund shall be issued. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders representing the number of Acquiring Fund Shares due each such shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Effective Time as determined in accordance with Article 2. Unless requested by Acquired Fund Shareholders, the Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's Prospectus and Statement of Additional Information (in effect as of the Effective Time), except that no front-end sales charges will be incurred by the Acquired Fund Shareholders in connection with the acquisition by the Acquired Fund Shareholders of the Acquiring Fund Shares pursuant to this Agreement.

     1.6 The Acquiring Fund agrees that in determining contingent deferred sales charges applicable to Class B and Class H shares distributed by it in the Reorganization and the date upon which such shares convert to Class A shares, it shall give credit for the period during which the holders thereof held the Class B and Class H shares of the Acquired Fund in exchange for which such Acquiring Fund shares were issued. The Acquiring Fund agrees that in determining contingent deferred sales charges applicable to Class C shares distributed by it in the Reorganization, it shall give credit for the period during which the holders thereof held the Class C shares of the Acquired Fund in exchange for which such Acquiring Fund shares were issued. In the event that Class A shares of the Acquiring Fund are distributed in the Reorganization to former holders of Class A shares of the Acquired Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund it shall give credit for the period during which the holder thereof held such Acquired Fund shares.

     1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "COMMISSION"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION; ISSUANCE OF ACQUIRING FUND SHARES

     2.1 The net asset value per share of the Acquired Fund's Class A shares, Class B shares, Class C shares, Class E shares, and Class H shares shall be computed as of the Effective Time, using the valuation procedures set forth in the Acquired Fund's Articles of Incorporation and Bylaws and then-current Prospectus and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 ACT").

     2.2(a) The total number of the Acquiring Fund's Class A shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund which are allocable collectively to the Acquired Fund's Class A shares and Acquired Fund's Class E shares shall have an aggregate net asset value equal to the sum of the aggregate net asset value of the Acquired Fund's Class A shares and the aggregate net asset value of the Acquired Fund's Class E shares immediately prior to the Effective Time, as determined pursuant to Section 2.1.

     (b) The total number of the Acquiring Fund's Class B shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund which are allocable collectively to the Acquired Fund's Class B shares and Acquired Fund's Class H shares shall have an aggregate net asset value equal to the sum of the aggregate net asset value of the Acquired Fund's Class B shares and the aggregate net asset value of the Acquired Fund's Class H shares immediately prior to the Effective Time, as determined pursuant to Section 2.1.

     (c) The total number of the Acquiring Fund's Class C shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund which are allocable to the Acquired Fund's Class C shares shall have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's Class C shares, immediately prior to the Effective Time, as determined pursuant to Section 2.1.

     2.3 Immediately after the Effective Time, the Acquired Fund shall distribute to the Acquired Fund shareholders of the respective classes in liquidation of the Acquired Fund pro rata (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares of such class immediately prior to the Effective Time) the full and fractional Acquiring Fund Shares of the respective classes received by the Acquired Fund pursuant to Section 2.2. Accordingly, each Class A Acquired Fund shareholder shall receive, immediately after the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; each Class B Acquired Fund shareholder shall receive immediately after the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; each Class C Acquired Fund Shareholder shall receive, immediately after the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; each Class E Acquired Fund Shareholder shall receive, immediately after the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class E Acquired Fund shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; and each Class H Acquired Fund Shareholder shall receive, immediately after the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class H Acquired Fund shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time.

3.   EFFECTIVE TIME OF CLOSING

     3.1 The closing of the transactions contemplated in this Agreement (the "CLOSING") shall occur as of the close of normal trading on the New York Stock Exchange (the "EXCHANGE") (currently, 4:00 p.m. Eastern time) on the first day upon which the conditions to closing shall have been satisfied, or at such time on such later date as provided herein or as the parties otherwise may agree in writing (such time and date being referred to herein as the "EFFECTIVE TIME"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

     3.2 The custodian for the Acquiring Fund (the "CUSTODIAN") shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets acquired by Acquiring Fund pursuant to this Agreement have been received in proper form; and
(b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

     3.3 In the event that the Effective Time occurs on a day on which (a)the Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b)trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Effective Time shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

     3.4 The Acquired Fund shall deliver at the Closing a certificate of its transfer agent stating that its records (which either preceded or accompany the certificate) contain the names and addresses of the Acquired Fund Shareholders and the number of outstanding Acquired Fund shares owned by each such shareholder as of the Effective Time. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited as of the Effective Time to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, liability assumption agreements, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS, WARRANTIES AND COVENANTS

     4.1 The Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows: (a) Fortis is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota with power under its articles of incorporation to own all of its properties and assets and to carry on its business as it is now conducted;

     (b) Fortis is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by Fortis (including the Acquired Fund shares) under the Securities Act of 1933, as amended (the "1933 ACT"), is in full force and effect;

     (c) Shares of the Acquired Fund are registered in all jurisdictions in which they are required to be registered under the state securities laws and any other applicable laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, and all fees required to be paid have been paid, and the Acquired Fund is in good standing, is not subject to any stop orders, and is fully qualified to sell its shares in any state in which its shares have been registered;

     (d) The Acquired Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of Fortis' Articles of Incorporation, as amended, or Bylaws, as amended, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

     (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund's knowledge, threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (f) The Financial Statements of the Acquired Fund as of September 30, 1995, audited by KPMG Peat Marwick LLP, independent accountants, and the unaudited financial statements of the Acquired Fund as of March 31, 1996, are each in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such dates, and there are no known material contingent liabilities of the Acquired Fund as of such dates not disclosed therein;

     (g) Since March 31, 1996, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquiring Fund. For the purposes of this paragraph (g), a decline in net asset value per share of the Acquired Fund, the discharge or incurrence of Acquired Fund liabilities in the ordinary course of business, or the redemption of Acquired Fund shares by Acquired Fund Shareholders, shall not constitute such a material adverse change;

     (h) All material federal and other tax returns and reports of the Acquired Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

     (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquired Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its final, partial taxable year;

     (j) All issued and outstanding shares of the Acquired Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Acquired Fund, as provided in Section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, and there is not outstanding any security convertible into any of the Acquired Fund shares;

     (k) At the Effective Time, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to Section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to the Acquiring Fund in the Effective Time Statement;

     (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of the Fortis' Board of Directors, and, subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity;

     (m) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

     (n) All information pertaining to the Acquired Fund, Fortis and its agents and affiliates and included in the Registration Statement referred to in Section
5.5 (or supplied by Fortis, its agents or affiliates for inclusion in said Registration Statement), on the effective date of said Registration Statement and up to and including the Effective Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading;

     (o) Since the end of Fortis' most recently concluded fiscal year, there have been no material changes by the Acquired Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquiring Fund; and

     (p) The Effective Time Statement will be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied and will present accurately the assets and liabilities of the Acquired Fund as of the Effective Time, and the values of the Acquired Fund's assets and liabilities to be set forth in the Effective Time Statement will be computed as of the Effective Time using the valuation procedures set forth in Fortis' Articles of Incorporation and then-current Prospectus and Statement of Additional Information and as may be required by the 1940 Act.

     4.2 The Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

     (a) Voyageur is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota with power under its articles of incorporation to own all of its properties and assets and to carry on its business as it is now conducted;

     (b) Voyageur is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by Voyageur (other than the Acquiring Fund Shares) under the 1933 Act, is in full force and effect;

     (c) At or before the Effective Time, shares of the Acquiring Fund (including, but not limited to, the Acquiring Fund Shares) will be registered in all jurisdictions in which they will be required to be registered under the state securities laws (including, but not limited to, all jurisdictions necessary to effect the Reorganization) and any other applicable laws, and said registrations, including any periodic reports or supplemental filings will be complete and current, and all fees required to be paid will have been paid, and the Acquiring Fund will be in good standing, and will not be subject to any stop orders, and will be fully qualified to sell its shares in any state in which its shares will have been registered;

     (d) The Prospectus and Statement of Additional Information of the Acquiring Fund, as of the effective time of the registration statement on Form N-1A in which such Prospectus and Statement of Additional Information are included and up to and including the Effective Time, if later, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and, on the date of this Agreement, do not include and, on the effective date of such registration statement and at all times thereafter to and including the Effective Time, if later, will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) The Acquiring Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of its Articles of Incorporation or Bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

     (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund's knowledge, threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (g) The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company in the current and future years;

     (h) All issued and outstanding shares of the Acquiring Fund, if any, are, and at Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable;

     (i) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, at the Effective Time will have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

     (j) The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, and there is not outstanding any security convertible into any of the Acquiring Fund Shares;

     (k) At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets;

     (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Board of Directors of Voyageur, as issuer of the Acquiring Fund Shares, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity. Consummation of the transactions contemplated in this Agreement does not require the approval of the Acquiring Fund's shareholders;

     (m) The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

     (n) Following the Reorganization, the Acquiring Fund shall determine its net asset value per share in accordance with the valuation procedures set forth in Voyageur's Articles of Incorporation, Bylaws and Prospectus and Statement of Additional Information (as the same may be amended from time to time) and as may be required by the 1940 Act; and

     (o) The Registration Statement referred to in Section 5.5, on its effective date and up to and including the Effective Time, will (i) conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 ACT"), and the 1940 Act and the rules and regulations of the Commission thereunder, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in clause (ii) of this paragraph shall not apply to statements in (or omissions from) the Registration Statement concerning the Acquired Fund, Fortis and its agents and affiliates (or supplied by Fortis, its agents or affiliates for inclusion in said Registration Statement).

5.   FURTHER COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective Time of net income and/or net realized capital gains not previously distributed).

     5.2 The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.4 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.5 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary with respect to the Acquired Fund and its agents and affiliates for the preparation of the Registration Statement on Form N-14 of the Acquiring Fund (the "REGISTRATION STATEMENT"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

     5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to conduct its operations after the Effective Time.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, the following further conditions (any of which may be waived by the Acquired Fund, in its sole and absolute discretion):

     6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time; and

     6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

     6.3 The Acquired Fund shall have received at the Closing the opinion of Dorsey& Whitney LLP, counsel to the Acquiring Fund, in a form reasonably satisfactory to the Acquired Fund and its counsel, and dated as of the date of the Closing, covering the following points:

     That (a) Voyageur is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota, with the corporate power to own all properties and assets to be acquired pursuant to this Agreement and to conduct its business as described in the Registration Statement following the Effective Time; (b) the Agreement has been duly authorized by all requisite corporate action, executed and delivered by Voyageur on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, constitutes the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar law of general application affecting creditors' rights, including (without limitation) applicable fraudulent transfer laws and court decisions relating thereto and subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the enforcement of agreements generally (regardless of whether considered in a proceeding in equity or at law); (c) the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement have been duly authorized and reserved for issuance and upon issuance, delivery and payment therefor as described in the Agreement will be validly issued, fully paid and nonassessable, and no shareholder of the Acquiring Fund will have any preemptive rights to subscription or purchase in respect thereof; (d) the execution and delivery of the Agreement and the Reorganization will not violate or conflict with Voyageur's Articles of Incorporation or Bylaws or any material agreement (known to such counsel) to which Voyageur on behalf of the Acquiring Fund or the Acquiring Fund is a party or by which Voyageur on behalf of the Acquiring Fund or the Acquiring Fund is bound; (e) no consent, approval, authorization or order of and no notice to or filing with, any court or governmental agency or body of the United States is required to be obtained for the Reorganization, except such as have been obtained or made under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (f) such counsel does not know of any pending or overtly threatened lawsuits or claims against Voyageur or the Acquiring Fund with respect to the Reorganization or which is required to be described in the Registration Statement or the Prospectus/Proxy Statement that is not described as required; (g) to such counsel's knowledge, Voyageur is registered as an investment company under the 1940 Act and such registration is in full force and effect and (h) the Registration Statement on N-14 as of its effective date complied as to form in all material respects with the 1933 Act, 1934 Act and 1940 Act. Such counsel also shall state that they have reviewed with certain officers of Voyageur and representatives of Voyageur and the Acquiring Fund the contents of the Registration Statement and related matters, and, although they are not verifying and are not passing upon and do not assume any responsibility for the accuracy and completeness of the statements contained in the Prospectus/Proxy Statement or the Registration Statement, on the basis of the foregoing (relying substantially as to materiality upon the opinions of officers of Voyageur and representatives of Voyageur and the Acquiring
     Fund), no facts have come to their attention that lead them to believe that the Registration Statement as of its effective date, as of the date of the Acquired Fund Shareholders' meeting and as of the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding Voyageur or the Acquiring Fund or necessary to make the statements therein regarding Voyageur or the Acquiring Fund, in light of the circumstances under which they were made, not misleading. Such counsel may state that such counsel expresses no view with respect to the financial statements, the notes thereto and the related schedules and other financial or statistical data included in the Registration Statement or the Prospectus/Proxy Statement. Such opinion may state that such opinion is solely for the benefit of Fortis on behalf of the Acquired Fund, the Acquired Fund, and Fortis' directors and officers on behalf of the Acquired Fund. Such opinion may (i) rely upon the opinion of other counsel, provided such counsel is reasonably acceptable to the Acquired Fund, to the extent set forth in the opinion, (ii) provide that references to the knowledge or best of knowledge of such counsel shall mean the information the attorneys who have represented Voyageur and the Acquiring Fund in connection with the Reorganization and all attorneys currently employed by counsel to Voyageur who have worked on matters for Voyageur within the past 12 months actually receive from officers of Voyageur or authorized representatives of Voyageur or the Acquiring Fund, without independent inquiry by counsel, and (iii) include other customary qualifications and exceptions reasonably acceptable to the Acquired Fund.

     In this Section 6.3, references to the Prospectus/Proxy Statement include and relate only to the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder at or before the Effective Time and, in addition thereto, the following conditions (any of which may be waived by the Acquiring Fund, in its sole and absolute discretion):

     7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

     7.2 The Acquired Fund shall have delivered to the Acquiring Fund the Effective Time Statement;

     7.3 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

     7.4 At or prior to the Effective Time, the Acquired Fund's investment adviser, or an affiliate thereof, shall have paid the Acquired Fund an amount in cash equal to the unamortized organizational expenses, if any, on the books of the Acquired Fund, and such unamortized organizational expenses shall not be reflected in the Effective Time Statement; and

     7.5 At or prior to the Effective Time, the Acquired Fund's investment adviser, or an affiliate thereof, shall have reimbursed the Acquired Fund by the amount, if any, that the expenses incurred by the Acquired Fund (or accrued up to the Effective Time) exceed any applicable contractual or state-imposed expense limitations.

     7.6 The Acquiring Fund shall have received at the Closing the opinion of Scott R. Plummer, counsel to the Acquired Fund, in a form reasonably satisfactory to the Acquiring Fund and its counsel, and dated as of the date of the Closing, covering the following points:

     That (a) Fortis is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota, with the corporate power to own all properties and assets to be acquired pursuant to this Agreement and to conduct its business as described in the Registration Statement; (b) the Agreement has been duly authorized by all requisite corporate action, executed and delivered by Fortis on behalf of the
     Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund, constitutes the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement, to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar law of general application affecting creditors' rights, including (without limitation) applicable fraudulent transfer laws and court decisions relating thereto and subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the enforcement of agreements generally (regardless of whether considered in a proceeding in equity or at law); (c) the execution and delivery of the Agreement and the Reorganization will not violate or conflict with the Articles of Incorporation or Bylaws of Fortis or any material agreement (known to such counsel) to which Fortis on behalf of the Acquired Fund or the Acquired Fund is a party or by which Fortis on behalf of the Acquired Fund or the Acquired Fund is bound; (d) no consent, approval, authorization or order of and no notice to or filing with, any court or governmental agency or body of the United States is required to be obtained or made by the Acquired Fund for the Reorganization pursuant to the Agreement, except such as have been obtained or made under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) such counsel does not know of any pending or overtly threatened lawsuits or claims against Fortis or the Acquired Fund with respect to the Reorganization or which is required to be described in the Registration Statement or the Prospectus/Proxy Statement that is not described as required; (f) to such counsel's knowledge, Fortis is registered as an investment company under the 1940 Act and such registration is in full force and effect and (g) the Registration Statement on N-14 as of its effective date complied as to form in all material respects with the 1933 Act, 1934 Act and 1940 Act. Such counsel also shall state that they have reviewed with certain officers of Fortis and representatives of Fortis and the Acquired Fund the contents of the
     Registration Statement and related matters, and, although they are not verifying and are not passing upon and do not assume any responsibility for the accuracy and completeness of the statements contained in the Prospectus/Proxy Statement or the Registration Statement, on the basis of the foregoing (relying substantially as to materiality upon the opinions of officers of Fortis and representatives of Fortis and the Acquired Fund), no facts have come to their attention that lead them to believe that the Registration Statement as of its effective date, as of the date of the Acquired Fund Shareholders' meeting and as of the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding Fortis or the Acquired Fund or necessary to make the statements therein regarding Fortis or the Acquired Fund, in light of the circumstances under which they were made, not misleading. Such counsel may state that such counsel expresses no view with respect to the financial statements, the notes thereto and the related schedules and other financial or statistical data included in the Registration Statement or the Prospectus/Proxy Statement. Such opinion may state that such opinion is solely for the benefit of Voyageur on behalf of the Acquiring Fund, the Acquiring Fund, and Voyageur's directors and officers on behalf of the Acquiring Fund. Such opinion may (i) rely upon the opinion of other counsel, provided such counsel is reasonably acceptable to the Acquiring Fund, to the extent set forth in the opinion,
     (ii) provide that references to the knowledge or best of knowledge of such counsel shall mean the information the attorneys who have represented Fortis and the Acquired Fund in connection with the Reorganization and all attorneys currently employed by counsel to Fortis who have worked on matters for Fortis within the past 12 months actually receive from officers of Fortis or authorized representatives of Fortis or the Acquired Fund, without independent inquiry by counsel, and (iii)include other customary qualifications and exceptions reasonably acceptable to the Acquired Fund.

     In this Section 7.6, references to the Prospectus/Proxy Statement include and relate only to the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     The  following  shall  constitute  further  conditions   precedent  to  the
consummation of the Reorganization:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Fortis' Articles of Incorporation and Bylaws and applicable law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1;

     8.2 The Acquiring Fund's investment adviser shall have paid or agreed to pay the costs incurred by Voyageur and Fortis in connection with the Reorganization and the Registration Statement referred to in Section 5.5 above, and the expenses of printing and mailing the prospectus/proxy statement, soliciting proxies and holding the shareholders meeting required to approve the transactions contemplated by this Agreement.

     8.3 As of the Effective Time, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.4 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.6 The parties shall have received the opinion of Dorsey & Whitney LLP addressed to the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on certain representations to be furnished by the Acquired Fund, the Acquiring Fund, and their respective investment advisers, substantially to the effect that:

     (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the Reorganization under
          Section 368(b) of the Code;

     (ii) the holders of Fortis Fund shares will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of Voyageur Fund shares. Fortis Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of Fortis Fund distributed by Fortis Fund prior to the Effective Time of the Reorganization;

    (iii) the tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund shares exchanged therefor;

     (iv) the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time;

     (v) the Acquired Fund will recognize no income, gain or loss by reason of the Reorganization;

     (vi) the Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization;

    (vii) the tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time;

   (viii) the holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund; and

     (ix) the Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.

     8.7 The Amendment shall have been filed in accordance with the applicable provisions of Minnesota law.

9.   INDEMNIFICATION

     9.1 Notwithstanding any contrary agreement among the parties hereto or any other party, the Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of Fortis' directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, the Acquired Fund or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties or covenants set forth in this Agreement.

     9.2 Notwithstanding any contrary agreement among the parties hereto or any other party, the Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of Voyageur's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, the Acquiring Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties or covenants set forth in this Agreement.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

     This Agreement and the transaction contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Directors at any time prior to the Effective Time, if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interest of the applicable party's shareholders.

12.  AMENDMENTS

     This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Fortis and Voyageur; provided, however, that following the meeting of the Acquired Fund Shareholders called by Fortis pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to the Acquiring Fund, 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402, Attention: President (with a copy to Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota55402, Attention: Kathleen L. Prudhomme) or the Acquired Fund, 500 Bielenberg Drive, Woodbury, Minnesota 55125 (if by personal delivery) or P.O. Box 64284, St. Paul, Minnesota 55164 (if by mail),
Attention: President (with a copy to Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota55402, Attention: Michael J. Radmer).

14.  HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; MISCELLANEOUS

     14.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

     14.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.4 It is expressly agreed that the obligations of Voyageur hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents, or employees of Voyageur personally, but bind only the property of the Acquiring Fund, as provided in the Articles of Incorporation and Bylaws of Voyageur. The execution and delivery of this Agreement have been authorized by the directors of Voyageur and signed by authorized officers of Voyageur acting as such, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Articles of Incorporation and Bylaws of Voyageur.

     14.5 It is expressly agreed that the obligations of Fortis hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents, or employees of Fortis personally, but bind only the property of the Acquired Fund, as provided in the Articles of Incorporation and Bylaws of Fortis. The execution and delivery of this Agreement have been authorized by the directors of Fortis and signed by authorized officers of Fortis acting as such, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Articles of Incorporation and Bylaws of Fortis.

     14 .6 The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Minnesota, without giving effect to the principles of conflict of laws thereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                        VOYAGEUR MUTUAL FUNDS, INC.
                                        on behalf of its
                                        NEW YORK TAX FREE FUND

                                        By:_____________________________

                                        Name:___________________________

                                        Title:__________________________

                                        FORTIS TAX-FREE PORTFOLIOS, INC.
                                        on behalf of its
                                        NEW YORK PORTFOLIO

                                        By:_____________________________

                                        Name:___________________________

                                        Title:__________________________


                EXHIBIT 1 TO AGREEMENT AND PLAN OF REORGANIZATION

                              ARTICLES OF AMENDMENT
                                       TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                        FORTIS TAX-FREE PORTFOLIOS, INC.

     The undersigned officer of Fortis Tax-Free Portfolios, Inc. (the "Corporation"), a corporation subject to the provisions of Chapter 302A of the Minnesota Statutes, hereby certifies that the Corporation's Board of Directors and shareholders, at meetings held ___________, 1996, and ___________, 1996, respectively, adopted the resolutions hereinafter set forth; and such officer further certifies that the amendments to the Corporation's Amended and Restated Articles of Incorporation set forth in such resolutions were adopted pursuant to said Chapter 302A.

     WHEREAS, the Corporation is registered as an open end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets; and

     WHEREAS, it is desirable and in the best interests of the holders of the Series C shares of the Corporation (also known as the "New York Portfolio") that the assets belonging to such series be sold to Voyageur Mutual Funds, Inc. ("Voyageur"), a Minnesota corporation and an open end management investment company registered under the Investment Company Act of 1940, in exchange for the Series J shares of Voyageur (also known as the "Voyageur New York Tax Free Fund"); and

     WHEREAS, the Corporation wishes to provide for the pro rata distribution of such shares of Voyageur received by it to holders of shares of the Corporation's New York Portfolio and the simultaneous cancellation and retirement of the outstanding shares of the Corporation's New York Portfolio; and

     WHEREAS, the Corporation and Voyageur have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

     WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all holders of shares of the Corporation's New York Portfolio to the foregoing transactions, and in particular to bind such holders to the cancellation and retirement of the outstanding shares of the Corporation's New York Portfolio, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

     NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article 5A immediately following Article 5 thereof:

          5A. (a) For purposes of this Article 5A, the following terms shall have the following meanings:

          "CORPORATION" means this corporation.

          "VOYAGEUR" means Voyageur Mutual Funds, Inc., a Minnesota corporation.

          "ACQUIRED FUND" means the Corporation's New York Portfolio, which is represented by the Corporation's Series C shares.

          "ACQUIRED FUND SHARES" means the Corporation's Series C shares.

          "CLASS A ACQUIRED FUND SHARES" means the Acquired Fund's Class A shares.

          "CLASS B ACQUIRED FUND SHARES" means the Acquired Fund's Class B shares.

          "CLASS C ACQUIRED FUND SHARES" means the Acquired Fund's Class C shares.

          "CLASS E ACQUIRED FUND SHARES" means the Acquired Fund's Class E shares.

          "CLASS H ACQUIRED FUND SHARES" means the Acquired Fund's Class H shares.

          "ACQUIRING FUND" means Voyageur's New York Tax Free Fund, which is represented by Voyageur's Series J shares.

          "ACQUIRING FUND SHARES" means Voyageur's Series J shares.

          "CLASS A ACQUIRING FUND SHARES" means the Acquiring Fund's Class A shares.

          "CLASS B ACQUIRING FUND SHARES" means the Acquiring Fund's Class B shares.

          "CLASS C ACQUIRING FUND SHARES" means the Acquiring Fund's Class C shares.

          "EFFECTIVE TIME" means 4:00 p.m. Eastern time on the date upon which these Articles of Amendment are filed with the Minnesota Secretary of State.

          (b) At the Effective Time, the assets belonging to the Acquired Fund, the Special Liabilities associated with such assets, and the specific General Assets and General Liabilities allocated to the Acquired Fund, shall be sold to and assumed by the Acquiring Fund in return for Class A Acquiring Fund Shares, Class B Acquiring Fund Shares, and Class C Acquiring Fund Shares, all pursuant to the Agreement and Plan of Reorganization between the Corporation and Voyageur relating thereto. For purposes of the foregoing, the terms "assets belonging to," "Special Liabilities," "General Assets" and "General Liabilities" have the meanings assigned to them in
     Article 7(b), (c) and (d) of the Corporation's Amended and Restated Articles of Incorporation.

          (c) The number of Class A Acquiring Fund Shares, Class B Acquiring Fund Shares, and Class C Acquiring Fund Shares to be received by the Acquired Fund and distributed by it to the respective Acquired Fund shareholders shall be determined as follows:

               (i) The net asset value per share of the Class A Acquired Fund shares, Class B Acquired Fund Shares, Class C Acquired Fund Shares, Class E Acquired Fund Shares and Class H Acquired Fund Shares shall be computed as of the Effective Time using the valuation procedures set forth in the Corporation's Amended and Restated Articles of
          Incorporation,   bylaws,  then-current  prospectus  and  statement  of
          additional information, and as may be required by the Investment Company Act of 1940, as amended.

               (ii) The total number of all classes of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund shall have an aggregate net asset value equal to the aggregate net asset value of all classes of the Acquired Fund Shares immediately prior to the Effective Time, as determined pursuant to (i) above. The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund which are allocable collectively to the Class A Acquired Fund Shares and Class E Acquired Fund Shares shall have an aggregate net asset value equal to the sum of the aggregate net asset value of the Class A Acquired Fund Shares and the aggregate net asset value of the Class E Acquired Fund Shares immediately prior to the Effective Time, as determined pursuant to (i) above; the total number of the Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund which are allocable collectively to the Class B Acquired Fund Shares and Class H Acquired Fund Shares shall have an aggregate net asset value equal to the sum of the aggregate net asset value of the Class B Acquired Fund Shares and the aggregate net asset value of the Class H Acquired Fund Shares immediately prior to the Effective Time, as determined pursuant to (i) above; and the total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund which are allocable to Class C Acquired Fund Shares shall have an aggregate net asset value equal to the aggregate net asset value of Class C Acquired Fund Shares, immediately prior to the Effective Time, as determined pursuant to (i) above.

               (iii) Immediately after the Effective Time, the Acquired Fund shall distribute to the Acquired Fund shareholders of the respective classes in liquidation of the Acquired Fund pro rata (based upon the ratio that the number of Acquired Fund Shares of the respective classes owned by each Acquired Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund Shares of such class immediately prior to the Effective
          Time) the full and fractional Acquiring Fund Shares of the respective classes received by the Acquired Fund pursuant to (i) and (ii) above. Accordingly, each holder of Class A Acquired Fund Shares shall receive, immediately after the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each holder of Class B Acquired Fund Shares shall receive, immediately after the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each holder of Class C Acquired Fund Shares shall receive, immediately after the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each holder of Class E Acquired Fund Shares shall receive, immediately after the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class E Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; and each holder of Class H Acquired Fund Shares shall receive, immediately after the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class H Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time.

          (d) The distribution of Class A Acquiring Fund Shares, Class B Acquiring Fund Shares and Class C Acquiring Fund Shares to Acquired Fund shareholders provided for in paragraph (c) above shall be accomplished by the issuance of such Class A Acquiring Fund Shares, Class B Acquiring Fund Shares and Class C Acquiring Fund Shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers of Class A Acquiring Fund Shares, Class B Acquiring Fund Shares and Class C Acquiring Fund Shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding Acquired Fund Shares shall simultaneously be canceled on the books of the Acquired Fund and retired. From and after the Effective Time, share certificates formerly representing Acquired Fund Shares shall represent the numbers of Class A Acquiring Fund Shares, Class B Acquiring Fund Shares or Class C Acquiring Fund Shares determined in accordance with the foregoing provisions.

          (e) From and after the Effective Time, the Acquired Fund Shares canceled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued shares of the Corporation, without designation as to series.

     IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed these Articles of Amendment on behalf of the Corporation on_____________ , 1996.

                                        FORTIS TAX-FREE PORTFOLIOS, INC.

                                        By______________________________

                                        Its_____________________________

                                                                      APPENDIX B

                                  VOYAGEUR FUND

                  INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

               INVESTMENT OBJECTIVES AND POLICIES OF VOYAGEUR FUND

     The investment objective of Voyageur Fund is to seek as high a level of current income exempt from federal income tax and from the personal income tax of the State of New York and the City of New York as is consistent with preservation of capital. Voyageur Fund anticipates that, in normal market conditions, it will invest substantially all of its assets in Tax-Exempt Obligations (as defined below), the interest on which is exempt from federal income tax and New York State and New York City personal income tax. As a matter of fundamental policy, the Fund will invest at least 80% of the value of its net assets in such obligations under normal market conditions. Up to 20% of the securities owned by Voyageur Fund may generate interest that is an item of tax preference for purposes of federal, New York State and New York City alternative minimum tax ("AMT"). In normal circumstances the weighted average maturity of the investment portfolio of Voyageur Fund is expected to be approximately 15 to 25 years. However, if the Adviser determines that market conditions warrant a shorter average maturity, Voyageur Fund's investments will be adjusted accordingly. During times of adverse market conditions when a defensive investment posture is warranted, Voyageur Fund may temporarily select investments without regard to the foregoing policies.

     There are risks in any investment program, and there is no assurance that Voyageur Fund's investment objective will be achieved. The value of Voyageur Fund's shares will fluctuate with changes in the market value of its investments. Voyageur Fund's investment objective and certain other investment policies explicitly designated herein as such are fundamental, which means that they cannot be changed without the vote of its respective shareholders as provided in the 1940 Act.

     Voyageur Fund may invest, without limitation, in securities rated "investment grade," i.e. within the four highest investment grades, at the time of investment by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Rating Services ("S&P") or, if unrated, judged by VFM to be of comparable quality. Bonds included in the lowest investment grade rating category involve certain speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds. Up to 20% of the Tax-Exempt Obligations purchased by Voyageur Fund may be rated lower than investment grade; however, all bonds must be rated "B" or better by Moody's or S&P (or, if unrated, judged by VFM to be of comparable quality). Such bonds are often referred to as "junk" bonds or "high yield" bonds. Bonds rated below "BBB" have a greater vulnerability to default than higher grade bonds. See "Risks and Special Investment Considerations--General" for a discussion of the risks of investing in lower grade Tax-Exempt Obligations. A description of the ratings assigned by Moody's and S&P is set forth in Appendix A to the Statement of Additional Information relating to the Prospectus/Proxy Statement (the "Statement of Additional Information").

     The foregoing policies as to credit quality of portfolio investments will apply only at the time of the purchase of a security and Voyageur Fund is not required to dispose of securities in the event that Moody's or S&P downgrades its assessment of the credit characteristics of a particular issuer or, in the cases of unrated securities, in the event VFM reassesses its view with respect to the credit quality of the issuer thereof. In no event, however, will more than 5% of Voyageur Fund's total assets consist of securities that have been downgraded to a rating lower than B or, in the case of unrated securities, that VFM has determined to have a quality lower than securities rated B.

     Voyageur Fund may invest without limitation in short-term Tax-Exempt Obligations or in taxable obligations on a temporary, defensive basis due to market conditions or, with respect to taxable obligations, for liquidity purposes. Such taxable obligations, whether purchased for liquidity purposes or on a temporary, defensive basis, may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Moody's or S&P; commercial paper rated in the highest grade by either of such rating services (Prime-1 or A-1, respectively); certificates of deposit and bankers' acceptances of domestic banks which have capital, surplus and undivided profits of over $100 million; high-grade taxable municipal bonds; and repurchase agreements with respect to any of the foregoing investments. Voyageur Fund also may hold its assets in cash and in securities of tax-exempt money market mutual funds.

TAX-EXEMPT OBLIGATIONS

     As used in this Appendix to the Prospectus/Proxy Statement, the term "Tax-Exempt Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions. The term "Tax-Exempt Obligations" also includes Derivative Tax-Exempt Obligations as defined below. In certain instances the interest on Tax-Exempt Obligations may be an item of tax preference includable in alternative minimum taxable income depending upon the shareholder's tax status. See "Distributions to Shareholders and Taxes--Taxes."

     Tax-Exempt Obligations are primarily debt obligations issued to obtain funds for various public purposes such as constructing public facilities and making loans to public institutions. The two principal classifications of Tax-Exempt Obligations are general obligation bonds and revenue bonds. General obligation bonds are generally secured by the full faith and credit of an issuer possessing general taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Revenue bonds are payable only from the revenues derived from a particular source or facility, such as a tax on particular property or revenues derived from, for example, a municipal water or sewer utility or an airport. Tax-Exempt Obligations that benefit private parties in a manner different than members of the public generally (so-called private activity bonds or industrial development bonds) are in most cases revenue bonds, payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is usually directly related to the creditworthiness of the user of the facilities (or the creditworthiness of a third-party guarantor or other credit enhancement participant, if any).

     Within these principal classifications of Tax-Exempt Obligations, there is a variety of types of municipal securities. Certain Tax-Exempt Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index. Accordingly, the yield on such obligations can be expected to fluctuate with changes in prevailing interest rates. Other Tax-Exempt Obligations are zero coupon securities, which are debt obligations which do not entitle the holder to any periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically.

     Tax-Exempt Obligations also include state or municipal leases and participation interests therein. Voyageur Fund may invest in these types of obligations without limit. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission. Municipal lease obligations held by the Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by Voyageur Mutual Fund's Board of Directors (the "Voyageur Board"). Under these guidelines, VFM will consider factors including, but not limited to (1) whether the lease can be canceled, (2) what assurance there is that the assets represented by the lease can be sold, (3) the municipality's general credit strength (e.g., its debt, administrative, economic and financial characteristics), (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"), and (5) the legal recourse in the event of failure to appropriate. Additionally, the lack of an established trading market for municipal lease obligations may make the determination of fair market value more difficult. See "Investment Policies and Restrictions--Tax-Exempt Obligations" in the Statement of Additional Information.

     Voyageur Fund may also acquire Derivative Tax-Exempt Obligations, which are custodial receipts or trust certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Tax-Exempt Obligations. The underwriter of these certificates or receipts typically purchases and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, Voyageur Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer.

     In addition, in the event that the trust or custodial account in which the underlying security had been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, it would be subject to state income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to the Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to Voyageur Fund would lose their tax-exempt character and become taxable, for federal and state purposes, in the hands of the Fund and its shareholders. However, the Fund will only invest in custodial receipts which are accompanied by a tax opinion stating that interest payable on the receipts is tax-exempt. If the Fund invests in custodial receipts, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts.

     Investments in Derivative Tax-Exempt Obligations, when combined with investments in below investment grade rated securities, will not exceed 20% of Voyageur Fund's total assets. For a discussion of certain risks involved in investments in Derivative Tax-Exempt Obligations, see "Risks and Special Investment Considerations--General."

MISCELLANEOUS INVESTMENT PRACTICES

FORWARD COMMITMENTS

     New issues of Tax-Exempt Obligations and other securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Voyageur Fund may enter into such "forward commitments" if it holds, and maintains until the settlement date in a segregated account, cash or high-grade liquid debt obligations in an amount sufficient to meet the purchase price. There is no percentage limitation on Voyageur Fund's total assets which may be invested in forward commitments. Tax-Exempt Obligations purchased on a when-issued basis and the securities held in Voyageur Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Tax-Exempt Obligations purchased on a when-issued basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Tax-Exempt Obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Any significant commitment by Voyageur Fund to the purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value. Although Voyageur Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund's investment manager deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS

     Voyageur Fund may enter into repurchase agreements with respect to not more than 10% of its total assets (taken at current value), except when investing for defensive purposes during times of adverse market conditions. The Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions.

     A repurchase agreement involves the purchase by Voyageur Fund of securities with the condition that, after a stated period of time, the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, Voyageur Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, the Fund could suffer a loss. See "Investment Policies and Restrictions--Taxable Obligations" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS

     Voyageur Fund may engage in "reverse repurchase agreements" with banks and securities dealers with respect to not more than 10% of its total assets. See "Investment Restrictions" in the Statement of Additional Information. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by Voyageur Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, cash, U. S. Government securities or other liquid high grade debt obligations having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be marked to market daily and maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes subject to the 10% limitation set forth above. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. Because Voyageur Fund does not currently intend to utilize reverse repurchase agreements in excess of 10% of total assets, the Fund believes the risks to principal of leveraging through reverse repurchase agreements are reduced. VFM believes that the limited use of leverage may facilitate the Fund's ability to provide current income without adversely affecting the Fund's ability to preserve capital.

OPTIONS AND FUTURES

     Voyageur Fund may utilize put and call transactions and may utilize futures transactions to hedge against market risk and facilitate portfolio management. See "Investment Policies and Restrictions--Options and Futures Transactions" in the Statement of Additional Information. Options and futures may be used to attempt to protect against possible declines in the market value of Voyageur Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. The use of options and futures is a function of market conditions. Other transactions may be used by Voyageur Fund in the future for hedging purposes as they are developed to the extent deemed appropriate by the Board.

OPTIONS ON SECURITIES

     Voyageur Fund may write (i.e., sell) covered put and call options and purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest, to the extent such put and call options are available.

     A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price.

     In purchasing a call option, Voyageur Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

     If a put option written by Voyageur Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by Voyageur Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to Voyageur Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described in Appendix B to the Statement of Additional
Information. Voyageur Fund retains the premium received from writing a put or call option whether or not the option is exercised.

     Over-the-counter options are purchased or written by Voyageur Fund in privately negotiated transactions. Such options are illiquid, and it may not be possible for Voyageur Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when VFM believes it would be advantageous to do so. Over-the-counter options are subject to the Fund's 15% illiquid investment limitation. See Appendix B to the Statement of Additional Information for a further discussion of the general characteristics and risks of options.

     Participation in the options market involves investment risks and transaction costs to which Voyageur Fund would not be subject absent the use of this strategy. If VFM's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to Voyageur Fund may leave the Fund in a worse position than if such strategy was not used. Risks inherent in the use of options include (1) dependence on VFM's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See "Investment Policies and Restrictions--Risks of Transactions in Futures Contracts and Options" in the Statement of Additional Information for further discussion and see Appendix B for a discussion of closing transactions and other risks.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Voyageur Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. Options on futures contracts to be written or purchased by Voyageur Fund will be traded on exchanges or over the counter. The successful use of such instruments draws upon VFM's experience with respect to such instruments and usually depends upon VFM's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect.

     Voyageur Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements. To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when purchasing a futures contract or writing a put option, Voyageur Fund will maintain in a segregated account cash, U. S. Government securities or other liquid high grade debt securities equal to the value of such contracts, less any margin on deposit. In addition, the rules and regulations of the Commodity Futures Trading Commission currently require that, in order to avoid "commodity pool operator" status, the Fund must use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of Voyageur Fund's portfolio. There are no other numerical limits on Voyageur Fund's use of futures contracts and options on futures contracts. For a discussion of the tax treatment of futures contracts and options on futures contracts, see "Taxes" in the Statement of Additional Information. For a further discussion of the general characteristics and risks of futures, see Appendix B to the Statement of Additional Information.

CONCENTRATION POLICY

     As a fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry. Voyageur Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that Voyageur Fund from time to time will invest 25% or more of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. For a discussion of these segments of the municipal bond market, see "Investment Policies and Restrictions--Concentration Policy" in the Statement of Additional Information.

     The Voyageur Board may change any of the foregoing policies that are not specifically designated fundamental.

                   RISKS AND SPECIAL INVESTMENT CONSIDERATIONS

GENERAL

     The yields on Tax-Exempt Obligations are dependent on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue. Generally, the value of Tax-Exempt Obligations will tend to fall as interest rates rise and will tend to increase as interest rates decrease. In addition, Tax-Exempt Obligations of longer maturity produce higher current yields than Tax-Exempt Obligations with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated Tax-Exempt Obligations generally produce a higher yield than higher-rated
Tax-Exempt Obligations due to the perception of a greater degree of risk as to the payment of principal and interest. Certain Tax-Exempt Obligations held by Voyageur Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by Voyageur Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     In normal circumstances, Voyageur Fund may invest up to 20% of its total assets in Tax-Exempt Obligations rated below investment grade (but not rated lower than B by S&P or Moody's) or in unrated Tax-Exempt Obligations considered by VFM to be of comparable quality to such securities. Investment in such lower-grade Tax-Exempt Obligations involves special risks as compared with investment in higher-grade Tax-Exempt Obligations. The market for lower-grade Tax-Exempt Obligations is considered to be less liquid than the market for investment grade Tax-Exempt Obligations, which may adversely affect the ability of the Fund to dispose of such securities in a timely manner at a price which reflects the value of such securities in VFM's judgment. The market price for less liquid securities tends to be more volatile than the market price for more liquid securities. The lower liquidity of and the absence of readily available market quotations for lower-grade Tax-Exempt Obligations may make VFM's valuation of such securities more difficult, and VFM's judgment may play a greater role in the valuation of the Fund's lower- grade Tax-Exempt Obligations. Periods of economic uncertainty and changes may have a greater impact on the market price of such bonds and, therefore, the net asset value of the Fund investing in such obligations.

     Lower-grade Tax-Exempt Obligations generally involve greater credit risk than higher-grade Tax-Exempt Obligations and are more sensitive to adverse economic changes, significant increases in interest rates and individual issuer developments. Because issuers of lower-grade Tax-Exempt Obligations frequently choose not to seek a rating of such securities, the Fund will rely more heavily on VFM's ability to determine the relative investment quality of such securities than if the Fund invested exclusively in the higher-grade Tax-Exempt Obligations. The Fund may, if deemed appropriate by VFM, retain a security whose rating has been downgraded below B by S&P or Moody's, or whose rating has been withdrawn. In no event, however, will more than 5% of the Fund's total assets consist of securities that have been downgraded to a rating lower than the minimum rating in which the Fund is permitted to invest or, in the case of unrated securities, that have been determined by VFM to be of a quality lower than such minimum rating. Additional information concerning the risks associated with instruments in lower-grade Tax-Exempt Obligations is included in the Statement of Additional Information.

     The principal and interest payments on the Derivative Tax-Exempt Obligations underlying custodial receipts or trust certificates may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts or trust certificates may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Tax-Exempt Obligations. Voyageur Fund may also invest in custodial receipts which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short term Tax-Exempt Obligations or an index of short term Tax-Exempt Obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple of the change in the interest rates of the specified Tax-Exempt Obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other Tax-Exempt
Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of Voyageur Fund.

STATE SPECIFIC CONSIDERATIONS

     The value of Tax-Exempt Obligations owned by Voyageur Fund may be adversely affected by local political and economic conditions and developments within New York State and New York City. Because Voyageur Fund concentrates its investments in New York Tax-Exempt Obligations, a default or financial crisis relating to any of such issuers could adversely affect the market value and marketability of such Tax-Exempt Obligations and the interest income and repayment of principal to the Fund from them. Investors should consider these matters and the financial difficulties experienced in past years by New York State and certain of its agencies and subdivisions (particularly New York City), as well as economic trends in New York, which are discussed in the Statement of Additional Information under "Special Factors Affecting Voyageur Fund.".

     Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other facts that could affect Tax-Exempt Obligations include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenues of issuers (for example, legislation or court decisions reducing state aid to local governments or mandatory additional services). In addition, Voyageur Fund's portfolio securities are affected by general changes in interest rates, which result in changes in the value of portfolio securities held by the Fund, which can be expected to vary inversely to changes in prevailing interest rates. See "Special Factors Affecting Voyageur Fund" in the Statement of Additional Information.

                             INVESTMENT RESTRICTIONS

     Voyageur Fund has adopted certain investment restrictions in addition to those set forth above, which are set forth in their entirety in the Statement of Additional Information. Certain of these restrictions are fundamental and cannot be changed without shareholder approval, including the restriction providing that Voyageur Fund may not borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of its total assets (the Fund may also borrow money in the form of reverse repurchase agreements up to 10% of total assets). See "Investment Policies and
Restrictions--Investment   Restrictions"   in  the   Statement   of   Additional
Information.

     Voyageur Fund also has a number of non-fundamental investment restrictions which may be changed by the Fund's Board without shareholder approval. These include restrictions providing that Voyageur Fund may not (i)invest more than 5% of its total assets in securities of any single investment company, (ii) invest more than 10% of its total assets in securities of two or more investment companies, (iii)invest more than 15% of its net assets in illiquid securities or
(iv) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of net assets. If Voyageur Fund invests in the securities of other investment companies, the return on any such investments will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies.

     Except for Voyageur Fund's policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.


                                                                      APPENDIX C

                                  VOYAGEUR FUND

                       MANAGEMENT AND GENERAL INFORMATION

                    MANAGEMENT OF VOYAGEUR MUTUAL FUNDS, INC.


DIRECTORS AND EXECUTIVE OFFICERS OF VOYAGEUR MUTUAL FUNDS

     The Board of Directors of Voyageur Mutual Funds (the "Voyageur Board") is responsible for managing the business and affairs of Voyageur Fund. The names, addresses, principal occupations and other affiliations of directors and executive officers of Voyageur Mutual Funds are set forth in the Statement of Additional Information relating to the Prospectus/Proxy Statement (the "Statement of Additional Information").

INVESTMENT ADVISER; PORTFOLIO MANAGEMENT

     VFM has been retained under an investment advisory agreement (the "Advisory Agreement") to act as Voyageur Fund's investment adviser, subject to the authority of the Board of Directors. VFM and VFD are each indirect wholly-owned subsidiaries of Dougherty Financial Group, Inc. ("DFG," formerly Dougherty Dawkins, Inc.), which is owned approximately 49% by Michael E. Dougherty, 49% by Pohlad Companies and less than 1% by certain retirement plans for the benefit of DFG employees. Mr.Dougherty co-founded the predecessor of DFG in 1977 and has served as DFG's Chairman of the Board and Chief Executive Officer since inception. Pohlad Companies is a holding company owned in equal parts by each of James O. Pohlad, Robert C. Pohlad and William M. Pohlad. As of June30,
1996, VFM served as the manager to six closed-end and ten open-end investment companies (comprising 33 separate investment portfolios), administered numerous private accounts and along with its affiliates managed approximately $11.5 billion in assets. VFM's principal business address is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

     Voyageur Fund will pay VFM a monthly investment advisory and management fee equivalent on an annual basis to .50% of its average daily net assets.

     Steven P. Eldredge will have day-to-day portfolio management responsibility for Voyageur Fund. Since July 1995, Mr.Eldredge has managed Voyageur Florida Insured Tax Free Fund, Voyageur Florida Limited Term Tax Free Fund, Voyageur National Tax Free Fund, Voyageur National Limited Term Tax Free Fund, Voyageur Iowa Tax Free Fund, and Voyageur Wisconsin Tax Free Fund. Mr. Eldredge is a Senior Tax Exempt Portfolio Manager for VFM where he has been employed since 1995. Prior to joining VFM, Mr.Eldredge was a portfolio manager for ABT Mutual Funds from 1989 through 1995. Mr.Eldredge has over 18 years experience in portfolio management.

THE UNDERWRITER; PLAN OF DISTRIBUTION

     Voyageur Fund has adopted a Plan of Distribution under the 1940 Act (the "Plan") and has entered into a Distribution Agreement with Voyageur Fund Distributors, Inc. ("VFD"). Pursuant to the Fund's Plan, the Fund will pay VFD a Rule 12b-1 fee, at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to Class B and Class C shares for servicing of shareholder accounts and distribution-related services. Payments made under the Plan are not tied exclusively to expenses actually incurred by VFD and may exceed or be less than expenses actually incurred by VFD.

     All of the Rule 12b-1 fee attributable to Class A shares, and a portion of the fee equal to .25% of the average daily net assets of the Fund attributable to Class B shares and Class C shares constitutes a shareholder servicing fee designed to compensate VFD for the provision of certain services to the shareholders. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. VFD may use such Rule 12b-1 fee or portion thereof to make payments to qualifying broker-dealers and financial institutions that provide such services.

     That portion of the Rule 12b-1 fee equal to .75% of the average daily net assets of the Fund attributable to Class B shares and Class C shares, respectively, constitutes a distribution fee designed to compensate VFD for advertising, marketing and distributing the Class B shares and Class C shares of the Fund. In connection therewith, VFD may provide initial and ongoing sales compensation to its investment executives and other broker-dealers for sales of Class B shares and Class C shares and may pay for other advertising and promotional expenses in connection with the distribution of Class B shares and Class C shares. The distribution fee attributable to Class B shares and Class C shares is designed to permit an investor to purchase such shares through investment executives of VFD and other broker-dealers without the assessment of an initial sales charge and at the same time to permit VFD to compensate its investment executives and other broker-dealers in connection with the sale of such shares.

CUSTODIAN; DIVIDEND DISBURSING, TRANSFER, ADMINISTRATIVE AND ACCOUNT SERVICES AGENT

     Norwest Bank Minnesota, N.A. serves as the custodian of Voyageur Fund's portfolio securities and cash.

     VFM acts as the Fund's dividend disbursing, transfer, administrative and accounting services agent to perform dividend-paying functions, to calculate the Fund's daily share price, to maintain shareholder records and to perform certain regulatory and compliance related services for the Fund. The fees paid for these services are based on the Fund's assets and include reimbursement of out-of-pocket expenses. VFM will receive a monthly fee from the Fund equal to the sum of (1) $1.33 per shareholder account per month, (2)a monthly fee ranging from $1,000 to $1,500 based on the average daily net assets of the Fund and (3)a percentage of average daily net assets which ranges from 0.02% to 0.11% based on the average daily net assets of the Fund. See "The Investment Adviser and Underwriter--Expenses of the Fund" in the Statement of Additional information.

     Certain institutions may act as sub-administrators for the Fund pursuant to contracts with VFM, whereby the institutions will provide shareholder services to their customers. VFM will pay the sub-administrators' fees out of its own assets. The fee paid by VFM to any sub-administrator will be a matter of negotiation between the institution and VFM based on the extent and quality of the services provided.

EXPENSES OF VOYAGEUR FUND

     VFM is contractually obligated to pay the operating expenses (excluding interest expense, taxes, brokerage fees, commissions and Rule 12b-1 fees) of Voyageur Fund which exceed 1% of the Fund's average daily net assets on an annual basis up to certain limits as set forth in the Prospectus/Proxy Statement under "Fees and Expenses." In addition, VFM and VFD reserve the right to voluntarily waive their fees in whole or in part and to voluntarily absorb certain other of the Fund's expenses. VFM has agreed to reimburse expenses for the fiscal years ending December31, 1996 and December31, 1997 in such a manner as will result in the Fund being charged fees and expenses that approximate those set forth in the section "Fees and Expenses" in the Prospectus/Proxy Statement. After December31, 1997, such voluntary expense reimbursements may be discontinued or modified by VFM in its sole discretion.

     Voyageur Fund's expenses include, among others, fees of directors, expenses of directors' and shareholders' meetings, insurance premiums, expenses of redemption of shares, expenses of the issue and sale of shares (to the extent not otherwise borne by the Underwriter), expenses of printing and mailing stock certificates and shareholder statements, association membership dues, charges of the Fund's custodian, bookkeeping, auditing and legal expenses, the fees and expenses of registering the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state securities laws and expenses of preparing and mailing prospectuses and reports to existing shareholders.

PORTFOLIO TRANSACTIONS

     Voyageur Fund will not effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with VFM unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions, are not unfair or unreasonable to the shareholders of the Fund. It is not anticipated that the Fund will effect any brokerage transactions with any affiliated broker-dealer, including VFD, unless such use would be to the Fund's advantage. VFM may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

                     GENERAL INFORMATION ABOUT VOYAGEUR FUND

     Voyageur Fund sends to its shareholders six-month unaudited and annual audited financial statements.

     The shares of the Fund constitute separate series of the Voyageur Mutual Funds, which was organized as a Minnesota corporation on April 14, 1993. The shares of the series thereof are transferable common stock, $.01 par value per share. All shares of Voyageur Mutual Funds are nonassessable and fully transferable when issued and paid for in accordance with the terms thereof and possess no cumulative voting, preemptive or conversion rights. The Voyageur Board is empowered to issue other series of common stock without shareholder approval.

     Voyageur Fund will offer its shares in multiple classes, each with different sales arrangements and bearing different expenses. Class A, Class B and Class C shares each represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each class are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

     Fund shares are freely transferable, subject to applicable securities laws, are entitled to dividends as declared by the Board and, in liquidation of the Fund, are entitled to receive the net assets, if any, of the Fund. The Fund does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Board members from office by votes cast in person or by proxy at a meeting of shareholders or by written consent and, in accordance with Section 16 of the 1940 Act, the Voyageur Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Board member when requested to do so by the record holders of not less than 10% of the outstanding shares.

     Each share of a series has one vote irrespective of the relative net asset value of the shares. On some issues, such as the election of Board members, the shares of all series and classes vote together as one. On an issue affecting only a particular series or class, the shares of the affected series or class vote as a separate series or class. An example of such an issue would be a fundamental investment restriction pertaining to only one series.

     The assets received by Voyageur Mutual Funds for the issue or sale of shares of each series or class thereof, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series and, in the case of a class, allocated to such class, and constitute the underlying assets of such series or class. The underlying assets of each series or class thereof are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series or class thereof, and with a share of the general expenses of such corporation or trust. Any general expenses of Voyageur Mutual Funds not readily identifiable as belonging to a particular series or class shall be allocated among the series or classes thereof, based on the relative net assets of the series or class at the time such expenses were accrued.

     Voyageur Mutual Funds' Articles of Incorporation limit the liability of its Board members to the fullest extent permitted by law. For a further discussion of the above matters, see "Additional Information" in the Statement of Additional Information related to the Prospectus/Proxy Statement.

                                                                      APPENDIX D

                                  VOYAGEUR FUND

                         SHAREHOLDER GUIDE TO INVESTING

                             HOW TO PURCHASE SHARES


ALTERNATIVE PURCHASE ARRANGEMENTS

     Voyageur Fund offers investors the choice among three classes of shares which offer different sales charges and bear different expenses. These alternatives permit at investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. A summary of these alternative purchase arrangements is located in the Prospectus/Proxy Statement under "Summary--Fees and Expenses."

     A broker-dealer may receive different levels of compensation depending on which class of shares is sold. In addition, VFD from time to time pays certain additional cash incentives of up to $100 and/or non-cash incentives such as vacations or other prizes to its investment executives and other broker-dealers and financial institutions in consideration of their sales of Fund shares. In some instances, other incentives not to exceed 1.25% of the Fund's net assets (such as payments related to retention of shares sold by particular broker-dealer financial institutions for a specified period of time) may be made available only to broker-dealers and financial institutions who meet certain objective standards developed by VFD.

GENERAL PURCHASE INFORMATION

     The minimum initial investment in Voyageur Fund is $1,000, and the minimum additional investment is $100. The Fund's shares may be purchased at the public offering price from the Underwriter, from other broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have selling agreements with VFD, and from certain financial institutions that have selling agreements with VFD. When orders are placed for shares of the Fund, the public offering price used for the purchase will be the net asset value per share next determined after receipt of the order, plus the applicable sales charge, if any. If an order is placed with VFD or other broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund. The Fund reserves the right, in its absolute discretion, to reject any order for the purchase of shares.

     Shares of the Fund may be purchased by opening an account either by mail or by phone. Dividend income begins to accrue as of the opening of the New York Stock Exchange (the "Exchange") on the day that payment is received. If payment is made by check, payment is considered received on the day the check is received if the check is drawn upon a member bank of the Federal Reserve System within the Ninth Federal Reserve District (Michigan's Upper Peninsula, Minnesota, Montana, North Dakota, South Dakota and northwestern Wisconsin). In the case of other checks, payment is considered received when the check is converted into "Federal Funds," i.e., monies of member banks within the Federal Reserve System that are on deposit at a Federal Reserve Bank, normally within two days after receipt.

     An investor who may be interested in having shares redeemed shortly after purchase should consider making unconditional payment by certified check or other means approved in advance by VFD. Payment of redemption proceeds will be delayed as long as necessary to verify by expeditious means that the purchase payment has been or will be collected. Such period of time typically will not exceed 15 days.

AUTOMATIC INVESTMENT PLAN

     Investors may make systematic investments in fixed amounts automatically on a monthly basis through Voyageur Fund's Automatic Investment Plan. Additional information is available from VFD by calling 800-545-3863.

PURCHASES BY MAIL

     To open an account by mail, call 800-545-3863 to obtain the required form and instructions. A general authorization form must be completed, with an investment dealer or other financial institution designated on the form, and the form mailed, along with a check payable to the Fund, to:

                                     NW 9369
                                  P.O. Box 1450
                           Minneapolis, MN 55485-9369

PURCHASES BY TELEPHONE

     To open an account by telephone, call 612-376-7014 or 800-545-3863 to obtain an account number and instructions. Information concerning the account will be taken over the phone. The investor must then request a commercial bank with which he or she has an account and which is a member of the Federal Reserve System to transmit Federal Funds by wire to the appropriate Fund as follows:

                  Norwest Bank Minnesota, N.A., ABA #091000019
                 For Credit of: Voyageur New York Tax Free Fund
                          Checking Account No.: 872-458
                     Account Number: (assigned by telephone)

     Information on how to transmit Federal Funds by wire is available at any national bank or any state bank that is a member of the Federal Reserve System. The bank may charge the shareholder for the wire transfer. If the phone order and Federal Funds are received before the close of trading on the Exchange, the order will be deemed to become effective at that time. Otherwise, the order will be deemed to become effective as of the close of trading on the Exchange on the next day the Exchange is open for trading. The investor will be required to complete a general authorization and mail it to the Fund after making the initial telephone purchase.

CLASS A SHARES--FRONT END SALES CHARGE ALTERNATIVE

     The public offering price of Class A shares of Voyageur Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. The Fund receives the net asset value. The FESC varies depending on the size of the purchase and is allocated between the Underwriter and other broker-dealers. The current sales charges are:

                                                  SALES CHARGE         SALES CHARGE         DEALER DISCOUNT
                                                     AS % OF              AS % OF               AS % OF
AMOUNT OF PURCHASE                               NET ASSET VALUE      OFFERING PRICE       OFFERING PRICE(1)
------------------                               ---------------      --------------       -----------------
Less than $50,000                                      3.90%                  3.75%                  3.25%
$50,000 but less than $100,000                         3.63%                  3.50%                  3.00%
$100,000 but less than $250,000                        2.83%                  2.75%                  2.50%
$250,000 but less than $500,000                        2.04%                  2.00%                  1.75%
$500,000 but less than $1,000,000                      1.78%                  1.75%                  1.75%
$1,000,000 or more                                    NAV(3)                 NAV(3)               1.00%(2)
---------------

(1) Brokers and dealers who receive 90% or more of the sales charge may be considered to be underwriters under the Securities Act of 1933, as amended.

(2) The Underwriter intends to pay its investment executives and other broker-dealers that sell Fund shares, out of its own assets, a fee of 1% of the offering price of sales of $1,000,000 or more other than on sales not subject to a contingent deferred sales charge.

(3) Purchases of $1,000,000 or more may be subject to a contingent deferred sales charge at the time of redemption. See "How to Sell Shares--Contingent Deferred Sales Charge."

     In connection with the distribution of the Fund's Class A shares, VFD is deemed to receive all applicable sales charges. VFD, in turn, pays its investment executives and other broker-dealers selling such shares a "dealer discount," as set forth above. In the event that shares are purchased by a financial institution acting as agent for its customers, VFD or the broker-dealer with whom such order was placed may pay all or part of its dealer discount to such financial institution in accordance with agreements between such parties.

SPECIAL PURCHASE PLANS--REDUCED SALES CHARGES

     Certain investors (or groups of investors) may qualify for reductions in the sales charges shown above. Investors should contact their broker-dealer or the Fund for details about the Fund's Combined Purchase Privilege, Cumulative Quantity Discount and Letter of Intention plans. Descriptions are also included with the general authorization form and in the Statement of Additional Information. These special purchase plans may be amended or eliminated at any time by VFD without notice to existing Fund shareholders.

RULE 12B-1 FEES

     Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the average daily net assets of the Fund attributable to Class A shares.
All or a portion of such fees are paid quarterly to financial institutions and service providers with respect to the average daily net assets attributable to shares sold or serviced by such institutions and service providers. For additional information about this fee, see "Management--Plan of Distribution" in Appendix C to the Prospectus/Proxy Statement.

CONTINGENT DEFERRED SALES CHARGE

     Although there is no initial sales charge on purchases of Class A shares of $1,000,000 or more, VFD pays investment dealers, out of its own assets, a fee of up to 1% of the offering price of such shares. If these shares are redeemed within two years after purchase, the redemption proceeds will be reduced by a contingent deferred sales charge ("CDSC") of 1%. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge."

WAIVER OF SALES CHARGES

     A limited group of institutional and other investors may qualify to purchase Class A shares at net asset value, with no front end or deferred sales charges. The investors qualifying to purchase such shares are: (1) officers and directors of Voyageur Fund; (2) officers, directors and full-time employees of Dougherty Financial Group, Inc. and Pohlad Companies, and officers, directors and full-time employees of parents and subsidiaries of the foregoing companies;
(3) officers, directors and full-time employees of investment advisers of other mutual funds subject to a sales charge and included in any other family of mutual funds that includes Voyageur Complex funds as a member, and officers, directors and full-time employees of parents, subsidiaries and corporate affiliates of such investment advisers; (4) spouses and lineal ancestors and descendants of the officers, directors/trustees and employees referenced in clauses (1), (2) and (3), and lineal ancestors and descendants of their spouses;
(5) investment executives and other employees of banks and dealers that have selling agreements with VFD and parents, spouses and children under the age of 21 of such investment executives and other employees; (6)trust companies and bank trust departments for funds held in a fiduciary, agency, advisory, custodial or similar capacity; (7)any state or any political subdivision thereof or any instrumentality, department, authority or agency of any state or political subdivision thereof; (8)partners and full-time employees of the Fund's counsel; (9) managed account clients of VFM, clients of investment advisers affiliated with VFM and other registered investment advisers and their clients (the Fund may be available through a broker-dealer which charges a transaction fee for purchases and sales); and (10)"wrap accounts" for the benefit of clients of financial planners adhering to certain standards established by VFM.

     Class A shares will also be issued at net asset value, without a front end or deferred sales charge, if the purchase of such shares is funded by the proceeds from the redemption of shares of any unrelated open-end investment company that charges a front end sales charge and, in certain circumstances, a contingent deferred sales charge. In order to exercise this privilege, the purchase order must be received by the Fund within 60 days after the redemption of shares of the unrelated investment company.

CLASS B SHARES--CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

     The public offering price of Class B shares of Voyageur Fund is the net asset value of the Fund's shares. Class B shares are sold without an initial sales charge so that Voyageur Fund receives the full amount of the investor's purchase. However, a CDSC of up to 5% will be imposed if shares are redeemed within six years of purchase. For additional information, see "Redemption of Shares--Contingent Deferred Sales Charge." In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The CDSC will depend on the number of years since the purchase was made, according to the following table:

                                                     CDSC as a % of
         CDSC PERIOD                                AMOUNT REDEEMED*
         -----------                                ----------------
         1st year after purchase                            5%
         2nd year after purchase                            4%
         3rd year after purchase                            4%
         4th year after purchase                            3%
         5th year after purchase                            2%
         6th year after purchase                            1%
         Thereafter                                         0%
---------------------
* The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or the net asset value at the time of redemption.

     Proceeds from the CDSC are paid to VFD and are used to defray expenses of VFD related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker-dealers, and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge VFD pays to brokers who sell Class B shares a sales commission equal to 3% of the amount invested and an ongoing annual servicing fee (paid quarterly) of .15% of the net assets attributable to sales made by such broker-dealers. The higher 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares.

RULE 12B-1 FEES

     Class B shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of the Fund attributable to Class B shares. For additional information about this fee, see "Fees and Expenses" in the Prospectus/Proxy Statement and "Management--The Underwriter; Plan of Distribution" in Appendix C to the Prospectus/Proxy Statement.

CONVERSION FEATURE

     On the first business day of the month eight years after the purchase date, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Voyageur Complex fund will convert into Class A shares based on the time of the initial purchase. Similarly, Class B shares acquired by exercise of the Reinstatement Privilege will convert into Class A shares based on the time of the original purchase of Class B shares. See "Reinstatement Privilege" in this Appendix D. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of issuance of such shares.

CLASS C SHARES--LEVEL LOAD ALTERNATIVES

     The public offering price of Class C shares of Voyageur Fund is the net asset value of the Fund's shares. Class C shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of 1% will be imposed if shares are redeemed within one year of purchase. Class C shares are subject to higher annual Rule 12b-1 fees as described below. For additional information, see "How to Sell Shares--Deferred Sales Charge."

RULE 12B-1 FEES

     Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of a Fund attributable to Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fees and Expenses" in the Prospectus/Proxy Statement and "Management--Plan of Distribution" in Appendix C to the Prospectus/Proxy Statement.

     Proceeds from the CDSC are paid to VFD and are used to defray expenses of VFD related to providing distribution-related services to the Fund in connection with the sale of Class C shares, such as the payment of compensation to selected broker-dealers, and for selling Class C shares. The combination of CDSC and the Rule 12b-1 fee enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase. Although Class C shares are sold without an initial sales charge, VFD pays brokers who sell Class C shares a sales commission equal to 1% of the amount invested and ongoing annual fee of 0.90% (paid quarterly commencing in the thirteenth month after the sale of such shares) calculated on the net assets attributable to sales made by such broker-dealers.

                               HOW TO SELL SHARES

     Voyageur Fund will redeem its shares in cash at the net asset value next determined after receipt of a shareholder's written request for redemption in good order (see below). If shares for which payment has been collected are redeemed, payment must be made within seven days. Shareholders will not earn any income on redeemed shares on the redemption date. The Fund may suspend this right of redemption and may postpone payment only when the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Commission for the protection of investors.

     The Fund reserves the right and currently plans to redeem Fund shares and mail the proceeds to the shareholder if at any time the value of Fund shares in the account falls below a specified value, currently set at $250. Shareholders will be notified and will have 60 days to bring the account up to the required value before any redemption action will be taken by the Fund.

CONTINGENT DEFERRED SALES CHARGE

     The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     In determining whether a CDSC is payable with respect to any redemption, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that shares that are not subject to the CDSC are redeemed first, shares subject to the lowest level of CDSC are redeemed next, and so forth. If a shareholder owns Class A and either Class B or Class C shares then, absent a shareholder choice to the contrary, Class B or Class C shares not subject to a CDSC will be redeemed in full prior to any redemption of Class A shares not subject to a CDSC.

     The CDSC does not apply to (1)redemptions of Class B shares in connection with the automatic conversion to Class A shares; (2) redemptions of shares when the Fund exercises its right to liquidate amounts which are less than the minimum account size; and (3)redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code.

     If a shareholder exchanges Class A, Class B or Class C shares subject to a CDSC for Class A, Class B or Class C shares, respectively, of a different Voyageur Complex fund, the transaction will not be subject to a CDSC. However, when shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC. Fund shares are exchangeable for shares of any money market fund available through Voyageur. No CDSC will be imposed at the time of any such exchange; however, the shares acquired in any such exchange will remain subject to the CDSC and the period during which such shares represent shares of the money market fund will not be included in determining how long the shares have been held. Any CDSC due upon a redemption of Fund shares will be reduced by the amount of any Rule 12b-1 payments made by such money market fund with respect to such shares.

     VFD, upon notification, intends to provide, out of its own assets, a pro rata refund of any CDSC paid in connection with a redemption of Class A, Class B or Class C shares of any of the Voyageur Complex funds (by crediting such refunded CDSC to such shareholder's account) if, within 90 days of such redemption, all or any portion of the redemption proceeds are reinvested in shares of the same class in any of the Voyageur Complex funds. Any reinvestment within 90 days of a redemption to which the CDSC was paid will be made without the imposition of a FESC but will be subject to the same CDSC to which such amount was subject prior to the redemption. The amount of the CDSC will be calculated from the original investment date.

EXPEDITED REDEMPTIONS

     Voyageur Fund offers several expedited redemption procedures, described below, which allow a shareholder to redeem Fund shares at net asset value determined on the same day that the shareholder places the request for redemption of those shares. Pursuant to these expedited redemption procedures, the Fund will redeem its shares at their net asset value next determined following the Fund's receipt of the redemption request. The Fund reserves the right at any time to suspend or terminate the expedited redemption procedures or to impose a fee for this service. There is currently no additional charge to the shareholder for use of the Fund's expedited redemption procedures.

EXPEDITED TELEPHONE REDEMPTION

     Shareholders of Voyageur Fund redeeming at least $1,000 and no more than $50,000 (for which certificates have not been issued) may redeem by telephoning the Fund directly at 612-376-7014 or 800-545-3863. The applicable section of the general authorization form must have been completed by the shareholder and filed with the Fund before the telephone request is received. The proceeds of the redemption will be paid by check mailed to the shareholder's address of record or, if requested at the time of redemption, by wire to the bank designated on the general authorization form. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine, including requiring that payment be made only to the shareholder's address of record or to the bank account designated on the authorization form and requiring certain means of telephonic identification. VFM and VFD will not be liable for following instructions which are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS THROUGH CERTAIN BROKER-DEALERS

     Certain broker-dealers who have sales agreements with VFD may allow their customers to effect a redemption of shares of a Fund purchased through such broker-dealer by notifying the broker-dealer of the amount of shares to be redeemed. The broker-dealer is then responsible for promptly placing the redemption request with the Fund on the customer's behalf. Payment will be made to the shareholder by check or wire sent to the broker-dealer. Broker-dealers offering this service may impose a fee or additional requirements for such redemptions.

GOOD ORDER

     "Good order" means that stock certificates, if issued, must accompany the written request for redemption and must be duly endorsed for transfer, or must be accompanied by a duly executed stock power. If no stock certificates have been issued, a written request must be made. Stock certificates will not be issued for Class B or Class C shares. In any case, the shareholder must execute the redemption request exactly as the shares are registered. If the redemption proceeds are to be paid to the registered holder(s), a signature guarantee is not normally required. A signature guarantee is required in certain other circumstances, for example, to redeem more than $50,000 or to have a check mailed other than to the shareholder's address of record. See the Statement of Additional Information relating to the Prospectus/ Proxy Statement (the "Statement of Additional Information") under "Other Information." VFM may waive certain of these redemption requirements at its own risk, but also reserves the right to require signature guarantees on all redemptions, in contexts perceived by VFM to subject the Fund to an unusual degree of risk.

MONTHLY CASH WITHDRAWAL PLAN

     An investor who owns or buys shares of Voyageur Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Deferred sales charges may apply to monthly redemptions of Class B or Class C shares. See "Monthly Cash Withdrawal Plan" in the Statement of Additional Information.

                             REINSTATEMENT PRIVILEGE

     An investor in Voyageur Fund whose shares have been redeemed and who has not previously exercised the Reinstatement Privilege as to the Fund may reinvest the proceeds of such redemption in shares of the same class of any Voyageur
Complex fund eligible for sale in the shareholder's state of residence. Reinvestment will be at the net asset value of Fund shares next determined after VFD receives a check along with a letter requesting reinstatement. VFD must receive the letter requesting reinstatement within 365 days following the redemption. Investors who desire to exercise the Privilege should contact their broker-dealer or the Fund.

     Exercise of the Reinstatement Privilege does not alter the income tax treatment of any capital gains realized on a sale of shares of the Fund, but to the extent that any shares are sold at a loss and the proceeds are reinvested within 30 days in shares of the Fund, some or all of the loss may not be allowed as a deduction, depending upon the number of shares reacquired.

                               EXCHANGE PRIVILEGE

     Except as described below, shareholders may exchange some or all of their Voyageur Fund shares for shares of another Voyageur Complex fund, provided that the shares to be acquired in the exchange are eligible for sale in the shareholder's state of residence. Class A shareholders may exchange their shares for Class A shares of other Voyageur Complex funds. Class B shareholders may exchange their shares for the Class B shares of other Voyageur Complex funds and Class C shareholders may exchange their shares for the Class C shares of other Voyageur Complex funds. Shares of each class may also be exchanged for shares of any money market fund available through VFM.

     The minimum amount which may be exchanged is $1,000. The exchange will be made on the basis of the relative net asset values next determined after receipt of the exchange request plus the amount, if any, by which the applicable sales charge exceeds the sum of all sales charges previously paid in connection with the prior investment. For a discussion of issues relating to the contingent deferred sales charge upon such exchanges, see "How to Sell Shares--Contingent Deferred Sales Charge." There is no specific limitation on exchange frequency; however, the Voyageur Complex funds are intended for long term investment and not as a trading vehicle. VFD reserves the right to prohibit excessive exchanges (more than four per quarter). VFM also reserves the right, upon 60 days' prior notice, to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, exchanges. An exchange is a sale of shares on which the investor may realize a capital gain or loss for income tax purposes. Exchange requests may be placed directly with the fund in which the investor own shares, through VFM or through other broker-dealers. An investor considering an exchange should obtain a copy of the prospectus of the acquired fund and should read such prospectus carefully. Contact Voyageur Fund, VFM or any of such other broker-dealers for further information about the exchange privilege.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of Voyageur Fund shares is determined once daily, Monday through Friday, as of 3:00 p.m., Minneapolis time (the primary close of trading on the Exchange) on each business day the Exchange is open for trading.

     The net asset value per share of each class is determined by dividing the value of the securities, cash and other assets of the Fund attributable to such class less all liabilities attributable to such class by the total number of shares of such class outstanding. For purposes of determining the net assets of Voyageur Fund, tax-exempt securities are stated on the basis of valuations provided by a pricing service, approved by the Voyageur Board, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Market quotations are used when available. Non-tax-exempt securities for which market quotations are readily available are stated at market value which is currently determined using the last reported sale price, or, if no sales are reported, as in the case of most securities traded over-the-counter, the last reported bid price, except that U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term notes having remaining maturities of 60 days or less are stated at amortized cost which approximates market. All other securities and other assets are valued in good faith at fair value by VFM in accordance with procedures adopted by the Voyageur Board.

                     DISTRIBUTIONS TO SHAREHOLDERS AND TAXES

DISTRIBUTIONS

     The present policy of Voyageur Fund is to declare a distribution from net investment income on each day that the Fund is open for business. Net investment income consists of interest accrued on portfolio investments of the Fund, less accrued expenses. Distributions of net investment income are paid monthly. Short-term capital gains distributions are taxable to shareholders as ordinary income. Net realized long-term capital gains, if any, are distributed annually, after utilization of any available capital loss carryovers. Distributions paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares. The per-share distributions on Class B and Class C shares will be lower than the per-share distributions on Class A shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.

     Shareholders of Voyageur Fund receive distributions from investment income and capital gains in additional shares of the class owned by such shareholders at net asset value, without any sales charge, unless they elect otherwise. The Fund sends to its shareholders no less than quarterly statements with details of any reinvested dividends.

TAXES

FEDERAL INCOME TAXATION

     Voyageur Fund is treated as a separate entity for federal income tax purposes. Voyageur Fund intends to qualify during its current taxable year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund also intends to take all other action required to ensure that no federal income taxes will be payable by the Fund and that the Fund can pay exempt-interest dividends.

     Distributions of net interest income from tax-exempt obligations that are designated by the Fund as exempt-interest dividends are excludable from the gross income of the Fund's shareholders. Distributions paid from other interest income and from any net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from long-term capital gains (and designated as such) are taxable as long-term capital gains for federal income tax purposes, whether received in cash or shares, regardless of how long a shareholder has held shares in a Fund.

     Exempt-interest dividends attributable to interest income on certain tax exempt obligations issued after August7, 1986 to finance private activities are treated as an item of tax preference for purposes of computing the alternative minimum tax for individuals, estates and trusts. Voyageur Fund may invest up to 20% of its total assets in securities which generate interest which is treated as an item of tax preference and subject to federal, New York State and New York City alternative minimum tax.

NEW YORK STATE AND CITY INCOME TAXATION

     The portion of exempt-interest dividends that is derived from interest income on Tax-Exempt Obligations of New York State and New York City is excluded from the New York State and New York City gross income of individuals, estates and trusts; the remaining portion of such dividends and dividends that are not exempt-interest dividends are included in the New York State and New York City gross income of individuals, estates and trusts. Exempt-interest dividends are not excluded from the New York State and New York City gross income of corporations and banks, and dividends from the Fund will not qualify for the New York State or New York City dividends-received deduction for corporations and banks.

     The foregoing discussion relates to federal and state taxation as of the date of this Prospectus/Proxy Statement. See "Taxes" in the Statement of Additional Information. Distributions from the Fund, including exempt-interest dividends, may be subject to tax in other states. This discussion is not intended as a substitute for careful tax planning. You are urged to consult your tax adviser with specific reference to your own tax situation.

                             INVESTMENT PERFORMANCE

     Advertisements and other sales literature for Voyageur Fund may refer to "yield," "taxable equivalent yield," "average annual total return" and "cumulative total return" and may compare such performance quotations with published indices and comparable quotations of other funds. Performance quotations are computed separately for Class A, Class B and Class C shares of the Fund. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. Additionally, performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The advertised yield of Voyageur Fund will be based on a 30-day period stated in the advertisement. Yield is calculated by dividing the net investment income per share deemed earned during that period by the maximum offering price per share on the last day of the period. The result is then annualized using a formula that provides for semiannual compounding of income.

     Taxable equivalent yield is calculated by applying the stated income tax rate only to that portion of the yield that is exempt from taxation. The tax-exempt portion of the yield is divided by the number 1 minus the stated income tax rate (e.g., 1-28% = 72%). The result is then added to that portion of the yield, if any, that is not tax exempt.

     Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.

     Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares and the maximum sales load is deducted.

     In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc. and Morningstar.

     For Fund performance information and daily net asset value quotations, investors may call 612-376-7014 or 800-545-3863. For additional information regarding the calculation of the Fund's yield, taxable equivalent yield, average annual total return and cumulative total return, see "Calculation of Performance Data" in the Statement of Additional Information.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 26, 1996

                          ACQUISITION OF THE ASSETS OF

                               NEW YORK PORTFOLIO
                         A SEPARATELY MANAGED SERIES OF
                        FORTIS TAX-FREE PORTFOLIOS, INC.
                 500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
           MAILING ADDRESS: P.O. BOX 64284, ST. PAUL, MINNESOTA 55164

                        BY AND IN EXCHANGE FOR SHARES OF

                         VOYAGEUR NEW YORK TAX FREE FUND
                  A NEWLY FORMED, SEPARATELY MANAGED SERIES OF
                           VOYAGEUR MUTUAL FUNDS, INC.
                       90 SOUTH SEVENTH STREET, SUITE 4400
                          MINNEAPOLIS, MINNESOTA 55402
                                 (800-553-2143)

     This Statement of Additional Information relates to the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all or substantially all of the assets and the assumption of certain stated and identified liabilities of the New York Portfolio ("Fortis Fund"), a series of Fortis Tax-Free Portfolios, Inc. ("Fortis Tax-Free") by Voyageur New York Tax Free Fund ("Voyageur Fund"), a newly organized series of Voyageur Mutual Funds, Inc. ("Voyageur Mutual Funds" ) in exchange for common shares of Voyageur Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of Fortis Fund and (b) the liquidation of Fortis Fund and the pro rata distribution of Voyageur Fund shares to Fortis Fund shareholders.

     The following documents are incorporated by reference herein:

     1. The Statement of Additional Information of Fortis Tax-Free dated February1, 1996.

     2. The Annual Report of Fortis Tax-Free for the fiscal year ended September30, 1995.

     3. The unaudited Semi-Annual Report of Fortis Tax-Free for the six-month period ended March31, 1996.

     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated September 26, 1996. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposal contained in the Prospectus/Proxy Statement and shareholders should obtain and read the Prospectus/Proxy Statement prior to voting. A copy of the Prospectus/Proxy Statement may be obtained free of charge by contacting Voyageur Fund at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402. Telephone: (612) 376-7000 or (800) 553-2143.

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Policies and Restrictions......................................   1
Special Factors Affecting Voyageur Fund...................................  16
Board Members and Executive Officers of Voyageur Mutual Funds.............  27
The Investment Adviser and Underwriter....................................  29
Taxes.....................................................................  37
Special Purchase Plans ...................................................  39
Net Asset Value and Public Offering Price.................................  41
Calculation of Performance Data...........................................  42
Monthly Cash Withdrawal Plan..............................................  44
Additional Information....................................................  45
Appendix A - Descriptions of Bond Ratings................................. A-1
Appendix B - General Characteristics and Risks of Options and Futures .... B-1

     No  person  has  been  authorized  to give any  information  or to make any representations other than those contained in this Statement of Additional Information or the Prospectus/Proxy Statement dated September26, 1996, and, if given or made, such information or representations may not be relied upon as having been authorized by Voyageur Fund. This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of this Statement of Additional Information at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The investment objectives, policies and restrictions of Voyageur New York Tax Free Fund ("Voyageur Fund"), a newly organized separately managed series of Voyageur Mutual Funds, Inc. ("Voyageur Mutual Funds") are set forth in the Prospectus/Proxy Statement. Certain additional investment information is set forth below. All capitalized terms not defined herein have the same meanings as set forth in the Prospectus/Proxy Statement.

TAX-EXEMPT OBLIGATIONS

     Tax-Exempt Obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-Exempt Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, Tax-Exempt Obligations may be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

     Securities in which Voyageur Fund may invest, including Tax-Exempt Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or New York State's legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest on and principal of their Tax-Exempt Obligations may be materially affected.

     From time to time, legislation has been introduced in Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on Tax-Exempt Obligations, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of Tax-Exempt Obligations for investment by Voyageur Fund and the value of the Fund's portfolio. In such event, management of Voyageur Fund may discontinue the issuance of shares to new investors and may reevaluate the Fund's investment objective and policies and submit possible changes in the structure of the Fund for shareholder approval.

     To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") for Tax-Exempt Obligations may change as a result of changes in such organizations or their rating systems, Voyageur Fund will attempt to use comparable ratings as standards for their investments in accordance with the investment policies contained in Voyageur Fund's Prospectus/Proxy Statement and this Statement of Additional Information. The ratings of Moody's and S&P represent their opinions as to the quality of the Tax-Exempt Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings provide an initial criterion for selection of portfolio investments, Voyageur Fund Managers, Inc. ("VFM"), the Fund's investment manager, will subject these securities to other evaluative criteria prior to investing in such securities.

     FLOATING AND VARIABLE RATE DEMAND NOTES. Voyageur Fund may purchase floating and variable rate demand notes. Generally, such notes are secured by letters of credit or other credit support arrangements provided by banks. Such notes normally have a stated long-term maturity but permit the holder to tender the note for purchase and payment of principal and accrued interest upon a specified number of days' notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the note holders. The interest rate on a floating rate demand note is based on a specified interest index, such as a bank's prime rate, and is adjusted automatically each time such index is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based upon current market conditions. VFM monitors the creditworthiness of issuers of floating and variable rate demand notes in Voyageur Fund's portfolio.

     ESCROW SECURED BONDS OR DEFEASED BONDS. Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) some of its outstanding bonds and it becomes necessary or desirable to set aside funds for redemption or payment of the bonds at a future date or dates. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a triple A rating from S&P and Moody's.

     STATE OR MUNICIPAL LEASE OBLIGATIONS. Municipal leases may take the form of a lease with an option to purchase, an installment purchase contract, a conditional sales contract or a participation certificate in any of the foregoing. In determining leases in which Voyageur Fund will invest, VFM will evaluate the credit rating of the lessee and the terms of the lease.
Additionally, VFM may require that certain municipal leases be secured by a letter of credit or put arrangement with an independent financial institution. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.

     The Constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. These requirements may include approving voter referendums, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (1) the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the "non-appropriation" clause); (2) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or
(3) the lease provides for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

     If the lease is terminated by the public body for non-appropriation or another reason not constituting a default under the lease, the rights of the lessor or holder of a participation interest therein are limited to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in loss.

     CONCENTRATION POLICY. As a fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of any industry although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry. The Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest 25% or more of its total assets in a particular segment of the municipal bond market, such as utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk.

     HOUSING OBLIGATIONS. Voyageur Fund may invest, from time to time, 25% or more of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Economic and political developments, including fluctuations in interest rates, increasing construction and operating costs and reductions in federal housing subsidy programs, may adversely impact on revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

     HEALTH CARE OBLIGATIONS. Voyageur Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment. The ability of any health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is generally subject to, among other things, the capabilities of its management, the confidence of physicians in management, the availability of physicians and trained support staff, changes in the population or economic condition of the service area, the level of and restrictions on federal funding of Medicare and federal and state funding of Medicaid, the demand for services, competition, rates, government regulations and licensing requirements and future economic and other conditions, including any future health care reform.

     UTILITY OBLIGATIONS. Voyageur Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely impact utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

     TRANSPORTATION OBLIGATIONS. Voyageur Fund may, from time to time, invest 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance airports and highway, bridge and toll road facilities. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

     EDUCATION OBLIGATIONS. Voyageur Fund may, from time to time, invest 25% or more of its total assets in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of college aged individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of federal grants, state funding and alumni support, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

     INDUSTRIAL REVENUE OBLIGATIONS. Voyageur Fund may, from time to time, invest 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the bonds to the extent that funds are available from the unexpended proceeds of the bonds or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments of the issuer are designed to be sufficient to meet the payments of amounts due on the bonds. Regardless of the structure, payment of bonds is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or deterioration resulting from leveraged buy-outs or takeovers. The bonds may be subject to special or extraordinary redemption provisions which may provide for redemption at par or accredited value, plus, if applicable, a premium.

     OTHER RISKS. The exclusion from gross income for purposes of federal income taxes and the personal income taxes of New York State and New York City for certain housing, health care, utility, transportation, education and industrial revenue bonds depends on compliance with relevant provisions of the Code. The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring Voyageur Fund to sell the bonds at the reduced value. Furthermore, such a failure to meet these ongoing requirements may not enable the holder to accelerate payment of the bond or require the issuer to redeem the bond.

TAXABLE OBLIGATIONS

     As set forth in the Prospectus/Proxy Statement, Voyageur Fund may invest to a limited extent in obligations and instruments, the interest on which may be includable in gross income for purposes of federal income taxation and New York State and New York City personal income taxation.

     GOVERNMENT OBLIGATIONS. Voyageur Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. Voyageur Fund will invest in such securities only when VFM is satisfied that the credit risk with respect to the issuer is minimal.

     REPURCHASE AGREEMENTS. Voyageur Fund may invest in repurchase agreements. The Fund's custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the obligor under the agreement will promptly furnish additional collateral to the Fund's custodian (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

     OTHER TAXABLE INVESTMENTS. Voyageur Fund also may invest in certificates of deposit, bankers' acceptances and other time deposits. Certificates of deposit are certificates representing the obligation of a bank to repay the funds deposited (plus interest thereon) at a time certain after the deposit. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

OPTIONS AND FUTURES TRANSACTIONS

     To the extent set forth in the Prospectus/Proxy Statement, Voyageur Fund may buy and sell put and call options on the securities in which it may invest, and the Fund may enter into futures contracts and options on futures contracts with respect to fixed-income securities or based on financial indices including any index of securities in which the Fund may invest. Futures and options will be used to facilitate allocation of the Fund's investments among asset classes, to generate income or to hedge against changes in interest rates or declines in securities prices or increases in prices of securities proposed to be purchased. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing (i.e. selling) call options are strategies designed to protect against falling securities prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can causes losses if prices fall. If securities prices remain unchanged over time option writing strategies tend to be profitable, while option buying strategies tend to decline in value.

     WRITING OPTIONS. Voyageur Fund may write (i.e. sell) covered put and call options with respect to the securities in which it may invest. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. With respect to put options written by the Fund, there will have been a predetermination that acquisition of the underlying security is in accordance with the investment objective of the Fund.

     "Covered options" means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

     Through the writing of call or put options, the Fund may obtain a greater current return than would be realized on the underlying securities alone. The Fund receives premiums from writing call or put options, which it retains whether or not the options are exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option, the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

     PURCHASING OPTIONS. Voyageur Fund may purchase put options in order to protect portfolio holdings in an underlying security against a decline in the market value of such holdings. Such protection is provided during the life of the put because the Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

     Voyageur Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. The Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio.

     Voyageur Fund may also purchase call options. During the life of the call option, the Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

     SECURITIES INDEX OPTION TRADING. Voyageur Fund may purchase and write put and call options on securities indexes. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated to make delivery of this amount.

     The effectiveness of purchasing or writing index options as a hedging technique depends upon the extent to which price movements in the Fund's portfolio correlate with price movements of the index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the relevant underlying securities markets generally or, in the case of certain indexes, in an industry market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on security indexes will be subject to VFM's ability to predict correctly movements in the direction of the stock market or interest rates market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities. In the event VFM is unsuccessful in predicting the movements of an index, the Fund could be in a worse position than had no hedge been attempted.

     Because exercises of index options are settled in cash, the Fund cannot determine the amount of its settlement obligations in advance and, with respect to call writing, cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. When Voyageur Fund writes an option on an index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, high-grade liquid debt securities or "qualified securities" with a market value determined on a daily basis of not less than 100% of the current market value of the option.

     Options purchased and written by Voyageur Fund may be exchange traded or may be options entered into by the Fund in negotiated transactions with investment dealers and other financial institutions (over-the-counter or "OTC" options) (such as commercial banks or savings and loan associations) deemed creditworthy by VFM. OTC options are illiquid and it may not be possible for the Fund to dispose of options it has purchased or to terminate its obligations under an option it has written at a time when VFM believes it would be advantageous to do so.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Voyageur Fund may enter into futures contracts and purchase and write options on these contracts, including but not limited to interest rate and securities index contracts and put and call options on these futures contracts. These contracts will be entered into on domestic and foreign exchanges and boards of trade, subject to applicable regulations of the Commodity Futures Trading Commission. These transactions may be entered into for bona fide hedging and other permissible risk management purposes.

     In connection with transactions in futures contracts and writing related options, the Fund will be required to deposit as "initial margin" a specified amount of cash or short-term, U.S. Government securities. The initial margin required for a futures contract is set by the exchange on which the contract is traded. It is expected that the initial margin would be approximately 1-1/2% to 5% of a contract's face value. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. The Fund will not purchase or sell futures contracts or related options if, as a result, the sum of the initial margin deposit on the Fund's existing futures and related options positions and premiums paid for options or futures contracts entered into for other than bona fide hedging purposes would exceed 5% of the Fund's assets.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS.

     HEDGING RISKS IN FUTURES CONTRACTS TRANSACTIONS. There are several risks in using securities index or interest rate futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying index or financial instrument due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in indexes of securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

     Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to index futures contracts, the risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the financial instruments included in the applicable index.

     Successful use of futures contracts by Voyageur Fund is subject to the ability of VFM to predict correctly movements in the direction of interest rates or the relevant underlying securities market. If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market or decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     LIQUIDITY OF FUTURES CONTRACTS. Voyageur Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

     Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although Voyageur Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

     In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     RISK OF OPTIONS. The use of options on financial instruments and indexes and on interest rate and index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option generates a premium, which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell an underlying instrument or a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option generates a premium, but the Fund becomes obligated to purchase the underlying instrument or futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options may exceed the amount of the premium received.

     The effective use of options strategies is dependent, among other things, on Voyageur Fund's ability to terminate options positions at a time when VFM deems it desirable to do so. Although the Fund will enter into an option position only if VFM believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund's transactions involving options on futures contracts will be conducted only on recognized exchanges.

     Voyageur Fund's purchase or sale of put or call options will be based upon predictions as to anticipated interest rates or market trends by VFM, which could prove to be inaccurate. Even if the expectations of VFM are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

     The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of a purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing
Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Voyageur Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     Voyageur Fund may purchase call options to hedge against an increase in price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

     As discussed above, options may be traded over-the-counter ("OTC options"). In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. OTC options are illiquid and it may not be possible for the Fund to dispose of options it has purchased or terminate its obligations under an option it has written at a time when VFM believes it would be advantageous to do so. Accordingly, OTC options are subject to the Fund's limitation that a maximum of 15% of its net assets be invested in illiquid securities. In the event of the bankruptcy of the writer of an OTC option, the Fund could experience a loss of all or part of the value of the option. VFM anticipates that options on Tax-Exempt Obligations will consist primarily of OTC options.

ILLIQUID INVESTMENTS

     Voyageur Fund is permitted to invest up to 15% of its net assets in illiquid investments. See "Investment Restrictions" below. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. As set forth in the Prospectus/Proxy Statement, the Fund may invest in certain restricted securities (securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act")), commercial paper issued pursuant to Section 4(2) under the 1933 Act, and municipal lease obligations, and treat such securities as liquid when they have been determined to be liquid by VFM subject to the oversight of and pursuant to procedures adopted by the Board of Directors of Voyageur Mutual Funds (the "Voyageur Board"). Under these procedures, factors taken into account in determining the liquidity of a security include (a)the frequency of trades and quotes for the security; (b)the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c)dealer undertakings to make a market in the security; and (d)the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). With respect to restricted securities, the liquidity of such securities increased as a result of the adoption of Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. Investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

DIVERSIFICATION

     Voyageur Fund is "non-diversified," as defined in the 1940 Act. See "Principal Risk Factors" in the Prospectus/Proxy Statement regarding certain considerations relating to "non-diversified" status.

     Voyageur Fund intends to conduct its operations so that it will comply with diversification requirements and qualify under the Internal Revenue Code of 1986 as a "regulated investment company." In order to qualify as a regulated investment company, the Fund must limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer. In addition, the Code requires that not more than 25% in value of the Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year.

     For purposes of such diversification, the identification of the issuer of Tax-Exempt Obligations depends on the terms and conditions of the security. If a State or a political subdivision thereof pledges its full faith and credit to payment of a security, the State or the political subdivision, respectively, is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a State or a political subdivision thereof are separate from those of the State or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the State, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or specific project is deemed the sole issuer.

     Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user is deemed to be the sole issuer. If, however, in any of the above cases, a State, political subdivision or some other entity guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor. Investments in municipal obligations refunded with escrowed U.S. Government securities will be treated as investments in U.S. Government securities for purposes of determining the Fund's compliance with the 1940 Act diversification requirements.

PORTFOLIO TURNOVER

     Portfolio turnover for Voyageur Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of the Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. Voyageur Fund estimates its portfolio turnover rate will be less than 100%.

INVESTMENT RESTRICTIONS

     Voyageur Fund has adopted certain investment restrictions set forth below which, together with the investment objective of the Fund and other policies which are specifically identified as fundamental in the Prospectus/Proxy Statement or herein, cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. As defined in the 1940 Act, this means the lesser of the vote of (1) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. Voyageur Fund will not:

          (1) Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of the Fund's total assets, including the amount borrowed. The Fund may not borrow for leverage purposes and securities will not be purchased while outstanding borrowings exceed 5% of the value of the Fund's total assets. For purposes of the foregoing investment restrictions, reverse repurchase agreements will not be considered borrowings.

          (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under federal securities laws.

          (3) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

          (4) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

          (5) Invest 25% or more of its assets in the securities of issuers in any industry; although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry.

          (6) Issue any senior securities (as defined in the 1940 Act), except as set forth in investment restriction number (1) above, and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.

          (7) Purchase or sell commodities or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current Prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).

     The following non-fundamental investment restrictions may be changed by the Voyageur Board at any time. Voyageur Fund will not:

          (1) Invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets.

          (2) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

          (3) Make short sales of securities or maintain a short position for the account of the Fund, unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

     Except for Voyageur Fund's policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

                     SPECIAL FACTORS AFFECTING VOYAGEUR FUND

     The following information is a brief summary of New York State and New York City factors affecting Voyageur Fund and does not purport to be a complete description of such factors. As described above, except during temporary defensive periods, Voyageur Fund will invest at least 80% of the value of its net assets in Tax-Exempt Obligations the interest on which is exempt from federal income tax and New York State and New York City personal income tax. Therefore, the financial condition of the State of New York, its public authorities and local governments could affect the market values and marketability of obligations held by the Fund, and therefore the net asset value per share of the Fund, or result in the default of obligations held by the Fund. Further, New York State and New York City face numerous forms of litigation seeking significant damages which, if awarded, could adversely affect the financial situation of New York State and New York City or issuers located in the state or city. It should be noted that the creditworthiness of obligations issued by local issuers (including New York City) may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of the New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the state.

     Bond ratings received on general obligation bonds of the State of New York and City of New York are discussed below. Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") and/or Fitch Investors Service, Inc. ("Fitch") provide an assessment/rating of the creditworthiness of an obligor. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by the rating service from other sources it considers reliable. Each rating service does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstance. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by any such rating agencies, if in their respective judgments, circumstances so warrant. The ratings are based, in varying degrees, on the following considerations:

          (1) Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

          (2) Nature of, and provisions of, the obligation.

          (3) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement(s) under the laws of bankruptcy and other laws affecting creditors rights.

     A revision or withdrawal of any such credit rating could have an effect on the market price of the related debt obligations. An explanation of the significance and status of such credit ratings may be obtained from the rating agencies furnishing the same. In addition, a description of Moody's and S&P's bond ratings is set forth in Appendix A hereto.

     The following information provides only a brief summary of the complex factors affecting the financial situation in New York, is derived from sources that are generally available to investors and is believed to be accurate. It is based on information drawn from the Annual Information Statement of the State of New York dated July 26, 1996, and from other official statements and prospectuses issued by, and other information reported by, the State of New York (the "State"), by its various public bodies (the "Agencies"), and other entities located within the State, including the City of New York (the "City"), in connection with the issuance of their respective securities.

     VOYAGEUR FUND MAKES NO REPRESENTATION OR WARRANTY REGARDING THE COMPLETENESS OR ACCURACY OF SUCH INFORMATION. THE MARKET VALUE OF SHARES OF THE FUND MAY FLUCTUATE DUE TO FACTORS SUCH AS CHANGES IN INTEREST RATES, MATTERS AFFECTING THE STATE OF NEW YORK, OR FOR OTHER REASONS.

NEW YORK STATE

     New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute an important part of New York's economy. Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the service-producing sector.

     The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

     During the calendar years 1987 through 1995, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher.

     The State has the second highest combined state and local tax burden in the United States. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State. The State's 1995-96 budget reflected significant actions to reduce the burden of State taxation, including adoption of a 3-year, 20 percent reduction in the State's personal income tax.

     The State Financial Plan is based on a projection by State's Division of the Budget ("DOB") of national and State economic activity. The national economy began the current expansion in 1991 and has added over 11 million jobs since early 1992. However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 240,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. The forecast of the State's economy shows modest expansion during the first half of calendar year 1996, but some slowdown is projected during the second half of the year. On an average annual basis, employment growth in the State is expected to be up slightly from the 1995 rate. Personal income is expected to record moderate gains in 1996.

     1996-97 FISCAL YEAR. The State's current fiscal year commenced on April 1, 1996, and ends on March 31, 1997 (the "1996-97 fiscal year"). The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the legislature and signed into law by the Governor.

     The General Fund is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other funds are projected to be $33.17 billion, an increase of $365 million from total receipts in the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $33.12 billion, an increase of $444 million from the total amount disbursed in the prior fiscal year.

     In recent years, State actions affecting the level of receipts and disbursements, as well as the relative strength of the State and regional economy, actions of the Federal government and other factors, have created structural gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs, and the State can expect to continue to confront structural deficits in future years.

     The 1996-97 State Financial Plan includes actions that will have an effect on the budget outlook for State fiscal year 1997-98 and beyond. The DOB estimates that the 1996-97 State Financial Plan contains actions that provide nonrecurring resources or savings totaling approximately $1.3 billion.

     The State closed projected budget gaps of $5.0 billion and $3.9 billion for its 1995-96 and 1996-97 fiscal years, respectively. The 1997-98 gap was projected at $1.44 billion, based on the Governor's proposed budget of December 1995. As a result of changes made in the enacted budget, that gap is now expected to be larger. The Governor has indicated that in the 1997-98 Executive Budget he will propose to close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. On October 2, 1995, the State Comptroller released a report entitled "Comptroller's Report on the Financial Conditions of New York State 1995" in which he identified several risks to the State Financial Plan and reaffirmed his estimate that the State faces a potential imbalance in receipts and disbursements of at least $3.9 billion for the State's 1997-98 fiscal year.

     To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. To correct recurring budgetary imbalances, the State would need to take significant actions to align recurring receipts and disbursement in future fiscal years. There can be no assurance, howeverthat the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the state. For example, various proposals relating to Federal tax and spending policies that are currently being publicly discussed and debated could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Because of the uncertainty and unpredictability of these potential changes, their impact is not included in the assumptions underlying the State's projections.

     The 1996-97 State Financial Plan is based upon forecasts by the DOB of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurances that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the Federal government, and changes in the demand for and use of State services. There can be no assurance that the State's projections for tax and other receipts for the 1996-97 fiscal year are not overstated and will not be revised downward, or that disbursements will not be in excess of the amounts projected. Such variances could adversely affect the State's cash flow during the 1996-97 fiscal year or subsequent fiscal years, as well as the State's ability to achieve a balanced budget on a cash basis for such fiscal year or subsequent fiscal years.

     The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Projections and estimates of receipts from taxes have been subject to variance in recent fiscal years. The personal income tax, the sales tax, and the corporation franchise tax have been particularly subject to overestimation as a result of several factors, most recently the significant slowdown in the national and regional economies and uncertainties in taxpayer behavior as a result of actual and proposed changes in Federal tax laws. As a result of the foregoing uncertainties and other factors, actual results could differ materially and adversely from the projections discussed herein, and those projections may be changed materially and adversely from time to time.

     In the past, the State has taken management actions and made use of internal sources to address cash flow needs and State Financial Plan shortfall, and DOB believes it could take similar action should variances from its projections occur in the current and/or subsequent fiscal years. Those variances could, however, affect the State's ability to achieve a balanced budget on a cash basis for the current and/or subsequent fiscal years.

     There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years. There can be no assurance, however, that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future years, nor can there be any assurance that budgetary difficulties will not lead to further adverse consequences for the State and its obligations.

     As a result of changing economic conditions and information, public statements or reports may be released by the Governor, members of the State Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, as reflected in the 1996-97 State Financial Plan, that may vary materially and adversely from the information provided herein.

     INDEBTEDNESS. As of March 31, 1996, the total amount of long-term State general obligation debt authorized but unissued stood at $1.456 billion. As of the same date, the State had approximately $5.05 billion in general obligation debt, including $293.6 million in bond anticipation notes outstanding.

     As of March 31, 1996, $20.343 billion of bonds issued in connection with lease-purchase and contractual-obligation financings of State capital programs were outstanding. The total amount of outstanding State-supported debt as of March 31, 1996 was $30.667 billion. As of March 31, 1996, total State-related debt (which includes the State-supported debt, moral obligation and certain other financings and State-guaranteed debt) was $38.25 billion.

     The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1996-97 fiscal year. The State expects to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $101 million in certificates of participation during the State's 1996-97 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.

     In  June  1990,  legislation  was  enacted  creating  the  New  York  Local
Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program.

     STATE LITIGATION. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

     The State is also engaged in a variety of contract and tort claims wherein significant monetary damages are sought. Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land as well as compensatory and punitive damages.

     Adverse developments in the foregoing proceedings or new proceedings could adversely affect the financial condition of the State in the 1996-97 fiscal year or thereafter.

     RATINGS. As of August 1996, Moody's rating of the State's general obligation bonds stood at A, and S&P's rating stood at A-. Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A- on January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

THE CITY AND THE MUNICIPAL ASSISTANCE CORPORATION ("MAC")

     The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

     In February 1975, the New York State Urban Development Corporation ("UDC"), which had approximately $1 billion of outstanding debt, defaulted on certain of its short-term notes. Shortly after the UDC default, the City entered a period of financial crisis. Both the State Legislature and the United States Congress enacted legislation in response to this crisis. During 1975, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and four-year financial plans (the financial plans also apply to certain City-related public agencies).

     The national economic downturn which began in July 1990 adversely affected the City economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and the City's economy declined in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated and the City's economy improved, boosted by strong wage gains. However, after noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in calendar year 1995, and the City's current four-year financial plan assumes that moderate economic growth will continue through calendar year 2000.

     For each of the 1981 through 1995 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in its recent fiscal years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

     Pursuant to State law the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The current financial plan extends through the 2000 fiscal year, and projects substantial budget gaps for each of the 1998 through 2000 fiscal years. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

     The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. The State's 1996-97 Financial Plan projects a balanced General Fund. If the State experiences revenue shortfalls or spending increases during its 1996-97 fiscal year or subsequent years, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

     The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1997 through 2000 fiscal years. The City projections set forth in its financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in such financial plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in such financial plan, and the impact on City revenues of proposals for Federal and State welfare reform.

     Implementation of its financial plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1997 through 2000 contemplates the issuance of $5.7 billion of general obligation bonds and $4.5 billion of bonds to be issued by the proposed New York City Infrastructure Finance Authority (the "Infrastructure Finance Authority") primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make other capital investments. The creation of the Infrastructure Finance Authority, which is subject to the enactment of State legislation, is being proposed by the City as part of the City's effort to avoid conflict with the forecast level of the constitutional restrictions on the amount of debt the City is authorized to issue. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned capital and operating expenditures. Future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds or notes.

     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues may be less and future expenditures may be greater than those forecast in the financial plan. In addition, the Control Board staff and others have questioned whether the City has the capacity to generate sufficient revenues in the future to provide the level of services included in the financial plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     1996 FISCAL YEAR. On June 21, 1996, the City submitted to the Control Board a fourth quarter modification to the financial plan for the 1996 fiscal year (the "1996 Modification"). The City projects a balanced budget in accordance with GAAP for the 1996 fiscal year after taking into account a discretionary transfer of $243 million. The 1996 Modification assumes $119 million of savings from a proposed increase in the investment earnings assumption for pension assets, $39 million of which the City currently does not expect to be achieved.

     1997-2000 FINANCIAL PLAN. On June 21, 1996, the City submitted to the Control Board the 1997-2000 Financial Plan, which relates to the City, the Board of Education and the City University of New York. The 1997-2000 Financial Plan is based on the City's expense and capital budgets for the City's 1997 fiscal year, which were adopted on June 12, 1996, and sets forth proposed actions by the City for the 1997 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures.

     The projections for the 1997 fiscal year reflect proposed actions to close a previously projected gap of approximately $2.6 billion for the 1997 fiscal year. The 1997-2000 Financial Plan also sets forth projections for the 1998 through 2000 fiscal years and projects budget gaps of $1.7 billion, $2.7 billion and $3.4 billion for the 1998, 1999 and 2000 fiscal years, respectively.

     On July 16, 1996, the City Comptroller issued a report on the 1997-2000 Financial Plan. The report concluded that the City's fiscal situation remains serious, and that the City faces budgetary risks of approximately $787 million to $941 million for the 1997 fiscal year, which increase to $4.16 billion to $4.31 billion for fiscal year 2000.

     On July 18, 1996, the staff of the Control Board issued a report on the 1997-2000 Financial Plan which identified risks totaling $594 million, $1.1 billion, $851 million and $813 million for the 1997 through 2000 fiscal years, respectively.

     On July 18, 1996, the staff of the Office of the State Deputy Comptroller for the City of New York issued a report on the 1997-2000 Financial Plan. The report projected budget gaps of $74 million, $1.8 billion, $2.7 billion and $3.5 billion, and identified additional risks of $774 million, $1.3 billion, $1.0 billion and $1.1 billion, for the 1997 through 2000 fiscal years, respectively.

     LITIGATION. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, of the proceedings and claims are not currently predictable, adverse determinations in certain of such proceedings and claims might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1995, the City estimated its potential future liability in respect of outstanding claims to be approximately $2.5 billion. The 1997-2000 Financial Plan includes provisions for judgments and claims of $290 million, $310 million, $333 million and $358 million for the 1997 through 2000 fiscal years, respectively.

     RATINGS. On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance financial plans, optimistic projections of additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. continues to rate the City general obligations bonds A-; however, on February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. Moody's rating for City general obligation bonds is Baa1.

     INDEBTEDNESS. As of June 30, 1996, the City and MAC had, respectively, $25.052 billion and $4.056 billion of outstanding net long-term indebtedness.

THE STATE AGENCIES

     Certain Agencies of the State, including the State Housing Finance Agency ("HFA") and the UDC, have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations (including HFA and UDC) could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

OTHER MUNICIPALITIES

     Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance and the need to reduce their spending or increase their revenues. The potential impact on the State of such actions by localities is not included in projections of State revenues and expenditures in the State's 1996-97 fiscal year

     Fiscal difficulties experienced by the City of Yonkers resulted in the creation of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations.

     Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in the State other than New York City was approximately $17.7 billion. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.

     From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the Fund, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

          BOARD MEMBERS AND EXECUTIVE OFFICERS OF VOYAGEUR MUTUAL FUNDS

         The Board members and officers of Voyageur Mutual Funds, their position with Voyageur Mutual Funds and their principal occupations during the past five years are set forth below. In addition to the occupations set forth below, the Directors and officers also serve as directors and trustees or officers of various other closed-end and open-end investment companies managed by VFM.

                                                                     PRINCIPAL OCCUPATION(S) DURING
        NAME,  ADDRESS, AND AGE          POSITION               PAST FIVE YEARS AND OTHER AFFILIATIONS
        -----------------------          --------               --------------------------------------
Clarence G. Frame, 78                    Director          Of counsel,  Briggs & Morgan law firm.  Mr. Frame  currently
W-875                                                      serves on the board of  directors of Tosco  Corporation  (an
First National Bank Building                               oil refining and marketing company), Milwaukee Land Company,
332 Minnesota Street                                       and Independence One Mutual Funds.
St. Paul, Minnesota  55101

Richard F.  McNamara, 63                 Director          Chief    Executive    Officer   of    Activar,    Inc.,    a
7808 CreekridgeCircle,                                     Minneapolis-based  holding  company  consisting of seventeen
#200                                                       companies in industrial  plastics,  sheet metal,  automotive
Minneapolis, Minnesota 55439                               aftermarket,  construction supply, electronics and financial services.  Mr.  McNamara  currently  serves  on the board of
                                                           directors   of  Rimage   (electronics   manufacturing)   and
                                                           Interbank.


Thomas F. Madison, 60                    Director          President and CEO of MLM Partners,  Inc. since January 1993;
200 South Fifth Street                                     previously  Vice Chairman-  Office of the CEO, The Minnesota
Suite 2100                                                 Mutual  Life   Insurance   Company  from  February  1994  to
Minneapolis, Minnesota 55402                               September      1994;      President     of     U.S.     West
                                                           Communications-Markets   from  1988  to  1993;  Mr.  Madison
                                                           currently  serves  on the  board  of  directors  of  Valmont
                                                           Industries, Inc. (metal manufacturing), Eltrax Systems, Inc.
                                                           (data  communications  integration),   Minnegasco,  Lutheran
                                                           Health Systems, Communications Holdings, Inc., Alexander and
                                                           Alexander   (insurance  and  risk  management),   Span  Link
                                                           Communications   (telecommunications),    Medical   Benefits
                                                           Administrators,    D&D   Farms,   Aether   Works   (software
                                                           applications),  Digital River  (digital  data  provider) and various civic and educational organizations.

James W. Nelson, 54                      Director          Chairman and Chief  Executive  Officer of Eberhardt  Holding
81 South Ninth Street                                      Company and its subsidiaries.
Suite 400
Minneapolis, Minnesota 55440

Robert J. Odegard, 75                    Director          Special  Assistant  to the  President of the  University  of
University of Minnesota Foundation                         Minnesota.
1300 South Second Street
Minneapolis, Minnesota 55454

John G. Taft, 42                         President         President and Director (since 1993) of VFM;  Director (since
90 South Seventh Street                                    1993) and Executive Vice President  (since 1995) of Voyageur
Suite 4400                                                 Fund Distributors, Inc. ("VFD") previously, President of VFD
Minneapolis, Minnesota 55402                               from 1991 to 1995;  Management  Committee member of VFM from
                                                           1991 to 1993.

Andrew M. McCullagh, Jr., 47             Executive         Portfolio Manager of VFM; previously Director of VFM and VFD
717 Seventeenth Street                   Vice              from 1993 to 1995.
Denver, Colorado 80202                   President

Jane M. Wyatt, 41                        Executive         Chief  Investment  Officer of VFM (since 1993) and Portfolio
90 South Seventh Street                  Vice              Manager  of  VFM;  Director  of  VFM  and  VFD  since  1993;
Suite 4400                               President         previously Executive Vice President and Portfolio Manager of
Minneapolis, Minnesota  55402                              VFM from 1992 to 1993; Vice President and Portfolio  Manager from 1989 to 1992 of VFM.

Steven Eldredge,  40                     Vice President    Senior  Tax  Exempt  Portfolio  Manager  of VFM since  1995;
90 South Seventh Street                                    previously  portfolio manager for ABT Mutual Funds from 1989
Suite 4400                                                 to 1995.
Minneapolis, Minnesota 55402

Elizabeth H. Howell, 34                  Vice President    Senior Tax Exempt Portfolio Manager of VFM
90 South Seventh Street
Suite 4400
Minneapolis, Minnesota 55402

James C. King, 55                        Vice President    Senior   Equity   Portfolio   Manager  of  VFM  since  1993;
90 South  Seventh  Street                                  previously  Director of VFM and the Underwriter from 1993 to
Suite  4400                                                1995.
Minneapolis, Minnesota 55402

Kenneth R. Larsen, 33                    Treasurer         Treasurer of VFM and VFD; previously Director, Secretary and
90 South Seventh Street                                    Treasurer of VFM and VFD from 1993 to 1995.
Suite 4400
Minneapolis, Minnesota

Thomas J. Abood, 32                      Secretary         Senior  Vice  President  (since  1995) and  General  Counsel
90 South Seventh Street                                    (since  October  1994) of VFM, VFD and  Voyageur  Companies,
Suite 4400                                                 Inc.;   previously   Vice  President  of  VFM  and  Voyageur
Minneapolis, Minnesota 55402                               Companies,  Inc. from October 1994 to 1995;  associated with the law  firm  of  Skadden,  Arps,  Slate,  Meagher  & Flom,
                                                           Chicago, Illinois from 1988 to 1994.

     Voyageur Fund does not compensate its officers. Each director or trustee (who is not an employee of VFM or any of its affiliates) currently receives a total annual fee of $26,000 for serving as a director or trustee for all of the open-end and closed-end investment companies (the "Fund Complex") for which VFM acts as investment adviser, plus a $500 fee for each special in-person meeting attended by such director. These fees are allocated among each series or fund in the Fund Complex based on the relative average net asset value of each series or fund. As of the date of this Statement of Additional Information, the Fund Complex consists of ten open-end investment companies comprising 33 series or funds and six closed-end investment companies. In addition, each director or trustee who is not an employee of VFM or any of its affiliates is reimbursed for expenses incurred in connection with attending meetings. The following table sets forth the aggregate compensation received by each director for the Fund Complex during the calendar year ended December31, 1995. As of the date of this Statement of Additional Information, Voyageur Fund had not paid any compensation to directors.

                                          TOTAL COMPENSATION
                  DIRECTORS               FROM FUND COMPLEX
                  ---------               -----------------
             Clarence G. Frame                  24,500
             Thomas F. Madison                  24,500
             Richard F. McNamara                24,500
             James W. Nelson                    24,500
             Robert J. Odegard                  24,500

                     THE INVESTMENT ADVISER AND UNDERWRITER

     Voyageur Fund Managers, Inc., a Minnesota corporation ( "VFM"), has been retained under an investment advisory agreement (the "Advisory Agreement") to act as Voyageur Fund's investment adviser, subject to the authority of the Board of Voyageur Mutual Funds. VFM and Voyageur Fund Distributors, Inc. ("VFD") are each indirect wholly-owned subsidiaries of Dougherty Financial Group, Inc. ("DFG"), which is owned approximately 49% by Michael E. Dougherty, 49% by Pohlad Companies and less than 1% by certain retirement plans for the benefit of DFG employees. Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as DFG's Chairman of the Board and Chief Executive Officer since inception. Pohlad Companies is a holding company owned in equal parts by each of James O. Pohlad, Robert C. Pohlad and William M. Pohlad. Certain key employees of DFG and its subsidiaries and an employee benefit plan benefitting the employees of such companies have been offered the opportunity to purchase voting common shares of DFG through stock options granted with respect thereto, with the shareholdings of Pohlad Companies and Mr. Dougherty each to be diluted proportionately by any such purchases. Following any such purchases, Mr. Dougherty and Pohlad Companies would each continue to own greater than 25% of the outstanding voting common shares of DFG, and no other person or entity would own greater than 25% of such shares. The principal executive offices of VFM are located at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

     VFD is the principal distributor of Voyageur Fund shares. With regard to VFD, Mr. Taft and Ms. Wyatt are Executive Vice Presidents and directors, Mr. Abood is Senior Vice President and General Counsel, and Mr. Larsen is Treasurer.

INVESTMENT ADVISORY AGREEMENT

     Voyageur Fund does not maintain its own research department. Voyageur Fund has contracted with VFM for investment advice and management. Pursuant to an Investment Advisory Agreement, Voyageur has the sole and exclusive responsibility for the management of the Fund's portfolio and the making and execution of all investment decisions for the Fund subject to the objectives and investment policies and restrictions of the Fund and subject to the supervision of the Voyageur Board. VFM also furnishes, at its own expense, office facilities, equipment and personnel for servicing the investments of the Fund. VFM has agreed to arrange for officers and employees of VFM to serve without compensation from Voyageur Fund as directors, officers or employees of the Fund if duly elected to such positions by the shareholders or directors of Voyageur Fund.

     As compensation for VFM's services, the Fund is obligated to pay to VFM a monthly investment advisory and management fee equivalent on an annual basis to
 .50 of 1% of its average daily net assets, respectively. The fee is based on the average daily value of the Fund's net assets at the close of each business day.

     The Investment Advisory Agreement on behalf of Voyageur Fund continues from year to year only if approved annually (a) by the Voyageur Board or by vote of a majority of the outstanding voting securities of the Fund and (b) by vote of a majority of board members of the Fund who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting of the Board called for the purpose of voting on such approval. The Advisory Agreement may be terminated by either party on 60 days' notice to the other party and terminates automatically upon its assignment. The Investment Advisory Agreement also provides that amendments to the Agreement may be affected if approved by the Voyageur Board (including a majority of the directors who are not interested persons of VFM or the Fund), unless the 1940 Act requires that any such amendment must be submitted for approval by the Fund's shareholders and that all proposed assignments of such agreement are subject to approval by the Voyageur Board (unless the 1940 Act otherwise requires shareholder approval).

ADMINISTRATIVE SERVICES AGREEMENT

     VFM also acts as the Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, VFM provides the Fund all dividend disbursing, transfer agency, administrative and accounting services required by the Fund including, without limitation, the following: (i) the calculation of net asset value per share (including the pricing of the Fund's portfolio of securities) at such times and in such manner as is specified in the Fund's current Prospectus and Statement of Additional Information, (ii) upon the receipt of funds for the purchase of the Fund's shares or the receipt of redemption requests with respect to the Fund's shares outstanding, the calculation of the number of shares to be purchased or redeemed, respectively,
(iii) upon the Fund's distribution of dividends, the calculation of the amount of such dividends to be received per share, the calculation of the number of additional shares of the Fund to be received by each shareholder of the Fund (other than any shareholder who has elected to receive such dividends in cash) and the mailing of payments with respect to such dividends to shareholders who have elected to receive such dividends in cash, (iv) the provision of transfer agency services, (v) the creation and maintenance of such records relating to the business of the Fund as the Fund may from time to time reasonably request,
(vi) the preparation of tax forms, reports, notices, proxy statements, proxies and other shareholder communications, and the mailing thereof to shareholders of the Fund, and (vii) the provision of such other dividend disbursing, transfer agency, administrative and accounting services as the Fund and VFM may from time to time agree upon. Pursuant to the Administrative Services Agreement, VFM also provides such regulatory, reporting and compliance related services and tasks as Voyageur Fund may reasonably request.

     As compensation for these services, Voyageur Fund pays VFM a monthly fee based upon the Fund's average daily net assets and the number of shareholder accounts then existing. This fee is equal to the sum of (i) $1.33 per shareholder account per month, (ii) $1,000 per month if the Fund's average daily net assets do not exceed $50 million, $1,250 per month if the Fund's average daily net assets are greater than $50 million but do not exceed $100 million, and $1,500 per month if the Fund's average daily net assets exceed $100 million, and (iii) 0.11% per annum of the first $50 million of the Fund's average daily net assets, 0.06% per annum of the next $100 million of the Fund's average daily net assets, 0.035% per annum of the next $250 million of the Fund's average daily net assets, 0.03% per annum of the next $300 million of the Fund's average daily net assets and 0.02% per annum of the Fund's average daily net assets in excess of $700 million. For purposes of calculating average daily net assets, as such term is used in the Administrative Services Agreement, the Fund's net assets equal its total assets minus its total liabilities. The Fund also reimburses VFM for its out-of-pocket expenses in connection with VFM's provision of services under the Fund's Administrative Services Agreement.

     The Administrative Services Agreement is renewable from year to year if the directors approve it in the same way they approve the Investment Advisory Agreement. The Administrative Services Agreement can be terminated by either party on 60 days' notice to the other party and the Agreement terminates automatically upon its assignment. The Administrative Services Agreement also provides that amendments to the Agreement may be effected if approved by the Board (including a majority of the board members who are not interested persons of VFM or the Fund), unless the 1940 Act requires that any such amendment must be submitted for approval by the Fund's shareholders and that all proposed assignments of such agreement are subject to approval by the Board (unless the 1940 Act otherwise requires shareholder approval thereof).

EXPENSES OF VOYAGEUR FUND

     VFM is contractually obligated to pay the operating expenses of Voyageur Fund (excluding interest, taxes, brokerage fees and commissions and Rule 12b-1 fees, if any) which exceed 1% of the Fund's average daily net assets on an annual basis up to the amount of the investment advisory and management fee and the dividend disbursing, administrative and accounting services fee. In addition, VFM reserves the right to voluntarily waive its fees in whole or part and to voluntarily absorb certain other of Voyageur Fund's expenses. Any such waiver or absorption, however, is in VFM's sole discretion and may be lifted or reinstated at any time.

     All costs and expenses (other than those specifically referred to as being borne by VFM or VFD) incurred in the operation of Voyageur Fund are borne by the Fund. These expenses include, among others, fees of the Board members who are not employees of VFM or any of its affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity bond and other coverage, expenses of redemption of shares, expenses of issue and sale of shares (to the extent not borne by VFD under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of the Fund's custodian, and bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses, reports and statements to shareholders.

RULE 12B-1 PLANS OF DISTRIBUTION; DISTRIBUTION AGREEMENTS

     Voyageur Fund has adopted a Plan of Distribution (the "Plan") relating to the payment of certain expenses pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1(b) provides that any payments made by the Fund in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing.

     Rule 12b-1(b)(1) requires that such plan be approved by a vote of at least a majority of the Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Voyageur Board and of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance:

          (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1;

          (2) that any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to its plan or any related agreement shall provide to the Board of Directors, and the directors shall review, at least quarterly, a written report of the amount so expended and the purposes for which such expenditures were made; and

          (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund.

     Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the Fund may rely upon Rule 12b-1 only if the selection and nomination of the Fund's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under
Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

     Voyageur Fund has entered into a Distribution Agreement with VFD, pursuant to which VFD acts as the principal underwriter of the Fund's shares. The Distribution Agreement and Plan provide that VFD agrees to provide, and shall pay costs which it incurs in connection with providing, administrative or accounting services to shareholders of the Fund (such costs are referred to as "Shareholder Servicing Expenses") and that VFD shall also pay all costs of distributing the shares of the Fund ("Distribution Expenses"). Shareholder Servicing Expenses include all expenses of VFD incurred in connection with providing administrative or accounting services to shareholders of the Fund, including, but not limited to, an allocation of VFD's overhead and payments made to persons, including employees of VFD, who respond to inquiries of shareholders regarding their ownership of Fund shares, or who provide other administrative or accounting services not otherwise required to be provided by Voyageur Fund's investment adviser or dividend disbursing, transfer, administrative and accounting services agent. Distribution Expenses include, but are not limited to, initial and ongoing sales compensation (in addition to sales loads) paid to investment executives of VFD and to other broker-dealers and participating financial institutions; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of VFD's overhead; payments to and expenses of persons who provide support services in connection with the distribution of Fund shares; and other distribution-related expenses.

     Pursuant to the provisions of the Distribution Agreement, VFD is entitled to receive a total fee each quarter at an annual rate of .25% of the average daily net assets attributable to the Fund's Class A shares, 1.00% of the average daily net assets attributable to the Fund's Class B shares and 1.00% of the average daily net assets attributable to the Fund's Class C shares to pay distribution expenses. As determined from time to time by the Voyageur Board, a portion of such fees shall be designated as a "shareholder servicing fee" and a portion shall be designated as a "distribution fee." The Board has determined that all of the fee payable with respect to Class A shares shall be designated a shareholder servicing fee. With respect to fees payable with respect to Class B shares and Class C shares, that portion of the fee equal to .25% of average daily net assets attributable to the Fund's Class B shares or Class C shares is designated a shareholder servicing fee and that portion of the fee equal to .75% of average daily net assets attributable to the Fund's Class B shares or Class C shares is designated a distribution fee. Amounts payable to VFD under the Distribution Agreement may exceed or be less than VFD's actual distribution expenses and shareholder servicing expenses. In the event such distribution expenses and shareholder servicing expenses exceed amounts payable to VFD under the Plan, VFD shall not be entitled to reimbursement by the Fund. In addition to being paid shareholder servicing and distribution fees, VFD also receives for its services the sales charge on sales of Fund shares set forth in the Prospectus/Proxy Statement.

     Voyageur Fund's Distribution Agreement is renewable from year to year if the Voyageur Board approves the Agreement and the Fund's Plan. The Fund or VFD can terminate its Distribution Agreement on 60 days' notice to the other party, and the Distribution Agreement terminates automatically upon its assignment. In the Fund's Distribution Agreement, VFD agrees to indemnify the Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by VFD only from persons affiliated with the Fund but not VFD.

PORTFOLIO TRANSACTIONS, ALLOCATION OF BROKERAGE AND TURNOVER RATE

     As Voyageur Fund's portfolio is composed exclusively of debt, rather than equity securities, most portfolio transactions are effected with dealers without the payment of brokerage commissions, but rather at net prices which usually include a spread or markup. In effecting such portfolio transactions on behalf of Voyageur Fund, VFM seeks the most favorable net price consistent with the best execution. However, frequently, VFM selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the bond market and the desire of VFM to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield or both.

     Decisions with respect to placement of Voyageur Fund's portfolio transactions are made by VFM. The primary consideration in making these decisions is efficiency in the execution of orders and obtaining the most favorable net prices for the Fund. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to VFM. Such research services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows VFM to supplement its own investment research activities and enables VFM to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to VFM, VFM receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to Voyageur Fund from these transactions.

     VFM has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of Voyageur Fund's portfolio transactions in exchange for research services provided VFM, except as noted below. However, VFM does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of Voyageur Fund's business, in order to encourage certain broker-dealers to provide VFM with research services which VFM anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. VFM will authorize Voyageur Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if VFM determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or VFM's overall responsibilities with respect to the accounts as to which it exercises investment discretion. If Voyageur Fund executes any transactions on an agency basis, it will generally pay higher than the lowest commission rates available.

     Voyageur Fund will not effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with VFM, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of Voyageur Fund. In determining the commissions to be paid to a broker-dealer affiliated with VFM, it is the policy of Voyageur Fund that such commissions will, in the judgment of VFM, subject to review by the Voyageur Board, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

     Pursuant to conditions set forth in rules of the Securities and Exchange Commission, Voyageur Fund may purchase securities from an underwriting syndicate of which an affiliated broker-dealer is a member (but not directly from such affiliated broker-dealer itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Voyageur Board, particularly those Board members who are not interested persons of the Fund.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Voyageur Board may determine, VFM may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

OTHER INFORMATION

     CONVERSION OF CLASS B SHARES. In addition to information regarding conversion set forth in the prospectus, the conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

     SIGNATURE GUARANTY. In addition to information regarding redemption of shares and signature guaranty set forth in the Prospectus/Proxy Statement, a signature guaranty will be required when redemption proceeds: (1) exceed $50,000 (unless it is being wired to a pre-authorized bank account, in which case a guarantee is not required), (2) are to be paid to someone other than the registered shareholder or (3) are to be mailed to an address other than the address of record or wired to an account other than the pre-authorized bank or brokerage account. On joint account redemptions of the type previously listed, each signature must be guaranteed. A signature guarantee may not be provided by a notary public. Please contact your investment executive for instructions as to what institutions constitute eligible signature guarantors.

     VALUATION OF PORTFOLIO SECURITIES. Generally, trading in certain securities such as tax-exempt securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the primary close of trading on the Exchange. The values of such securities used in determining the net asset value of Fund shares are computed as of such times. Occasionally events affecting the value of such securities may occur between such times and the primary close of trading on the Exchange which are not reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair market value as determined in good faith by VFM in accordance with procedures adopted by the Voyageur Board.

     BANK PURCHASES. Banks, acting as agents for their customers and not for Voyageur Fund or VFD, from time to time may purchase Fund shares for the accounts of such customers. Generally, the Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Should the activities of any bank, acting as agent for its customers in connection with the purchase of the Fund's shares, be deemed to violate the Glass-Steagall Act, management will take whatever action, if any, is appropriate in order to provide efficient services for Voyageur Fund. Management does not believe that a termination of the relationship with a bank would result in any material adverse consequences to the Fund. In addition, state securities laws on this issue may differ and banks and financial institutions may be required to register as dealers pursuant to state law. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

                                      TAXES

     Under the Internal Revenue Code of 1986, as amended (the "Code"), all or a portion of the interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as Voyageur Fund, will not be deductible by a shareholder. Indebtedness may be allocated to shares of the Fund even though not directly traceable to the purchase of such shares.

     The Fund's present policy is to designate exempt-interest dividends at each daily distribution of net interest income. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax returns.

     An exchange of shares in one fund in the Fund Complex for shares in another fund pursuant to exercise of the Exchange Privilege is considered to be a sale of the shares for federal tax purposes that may result in a taxable gain or loss. If a shareholder incurs a sales charge in acquiring shares and then, after holding those shares not more than 90 days, exchanges them pursuant to the Exchange Privilege for shares of another fund in the Fund Complex, the shareholder may not take into account the initial sales charge (to the extent that the otherwise applicable sales charge on the later-acquired shares is reduced) for purposes of determining the shareholder's gain or loss on the exchange of the first held shares. To the extent that the sales charge is disregarded upon the exchange of the first shares, however, it may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

     The Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the taxable amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid this excise tax, the Fund must declare dividends by the end of the calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long- and short-term capital gain) for the 12-month period ending on October 31 of such year. For purposes of the excise tax, any income on which the Fund has paid corporate-level tax is considered to have been distributed. The Fund intends to make sufficient distributions each year to avoid the payment of the excise tax.

     Under a special provision of the Revenue Reconciliation Act of 1993, all or a portion of the gain that the Fund realizes on the sale of a Tax-Exempt
Obligation that it purchased at a market discount may have to be treated as ordinary income rather than capital gain.

     For shareholders who are recipients of Social Security benefits, exempt interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits that may be included in gross income is 85%.

     For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax, if any, exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers and the federal environmental tax on corporations. In addition, all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings for purposes of determining the federal corporate AMT and the environmental tax imposed on corporations by Section 59A of the Code. Liability for AMT will depend on each shareholder's individual tax situation.

     The Code imposes requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for tax-exempt bonds held by the Fund. Voyageur Fund will avoid investment in bonds which, in the opinion of the investment adviser, pose a material risk of the loss of tax exemption. Further, if a bond in the Fund's portfolio lost its exempt status, the Fund would make every effort to dispose of such investment on terms that are not detrimental to the Fund.

     The Code forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of securities held less than three months. This restriction may limit the extent to which the Fund may purchase options. To the extent the Fund engages in short-term trading and enters into options transactions, the likelihood of violating this 30% requirement is increased.

     Gain or loss on options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of options held at the end of the Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of such options will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system."

                             SPECIAL PURCHASE PLANS

     AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares may be purchased through a preauthorized automatic investment plan. Such preauthorized investments (at least $100) may be used to purchase shares of Voyageur Fund at the public offering price next determined after the Fund receives the investment (normally the 20th of each month, or the next business day thereafter). Further information is available from VFD.

     COMBINED PURCHASE PRIVILEGE. The following persons (or groups of persons) may qualify for reductions from the front end sales charge ("FESC") schedule for Class A shares set forth in the Prospectus/Proxy Statement by combining purchases of any class of shares of any one or more of the funds in the Fund Complex which bear a FESC (and, in certain circumstances, purchases of FESC shares of certain other open end investment companies) if the combined purchase of all such funds totals at least $50,000.

          (i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act;

          (ii) an individual, his or her spouse and their children under 21, purchasing for his, her or their own account;

          (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust) created pursuant to a plan qualified under
     Section 401 of the Code;

          (iv) tax-exempt organizations enumerated in Section 501(c)(3) of the Code;

          (v) employee benefit plans of a single employer or of affiliated employers;

          (vi) any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administration, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser.

     CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). A purchase of Class A shares may qualify for a Cumulative Quantity Discount. The applicable FESC will then be based on the total of:

          (i) the amount of the current purchase; and

          (ii) the amount previously invested (valued at the time of investment) in shares of any class of one or more funds of the Fund Complex which has a FESC held by the investor; and

          (iii) the amount previously invested (valued at the time of investment) in shares of any class of one or more funds of the Fund Complex which has a FESC owned by another shareholder eligible to participate with the investor in a "Combined Purchase Privilege" (see above).

     To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the privilege or discount.

     LETTER OF INTENTION. Investors may also obtain the reduced front end sales charges shown in the Prospectus/Proxy Statement by means of a written Letter of Intention, which expresses the investor's intention to invest not less than $50,000 (including certain "credits," as described below) within a period of 13 months in any one or more funds of the Fund Complex which has a FESC. Each purchase of shares under a Letter of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. A Letter of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Letter; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Investors qualifying for the Combined Purchase Privilege described above may purchase shares under a single Letter of Intention.

     If, for example, on the date an investor signs a Letter of Intention to invest at least $50,000 as set forth above and the investor and the investor's spouse and children under age 21 have previously invested $20,000 in shares which are still held by such persons, it will only be necessary to invest a total of $30,000 during the 13 months following the first date of purchase of such shares in order to qualify for the sales charges applicable to investments of $50,000. The cumulative purchase would have to total at least $50,000 to qualify for a reduced sales charge for the Fund.

     The Letter of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intention and qualifies for further reduced sales charges, the sales charges will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases.

     Investors electing to take advantage of the Letter of Intention should carefully review the appropriate provisions on the authorization form received from VFD or attached to the then current Prospectus.

     Shares of other open-end investment companies bearing a FESC will be included with Voyageur Fund shares bearing a FESC in a Combined Purchase Privilege, Cumulative Quantity Discount or Letter of Intention only if such shares are owned by customers of dealers that VFM or VFD has engaged to provide administration or accounting services to Fund omnibus accounts in connection with the offering of Voyageur Fund as part of such other investment companies' family of funds. Additionally, the maximum reduction of the applicable Fund's FESC that may result from the inclusion of shares of such other investment companies in a Combined Purchase Privilege, Cumulative Quantity Discount or Letter of Intention shall be a reduction to the front-end sales charge applicable to purchases of $500,000 but less than $1,000,000 (as set forth in the sales charge tables in the prospectus).

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the net asset value of Voyageur Fund shares is summarized in Appendix D to the Prospectus/Proxy Statement under "Determination of Net Asset Value." The public offering price of Class A shares is the net asset value of Fund shares plus the applicable front end sales charge, if any. The maximum front end sales charge is 3.90% of the net asset value. The public offering price of Class B and Class C shares is the net asset value of Fund shares.

     The portfolio securities in which the Fund will invest will fluctuate in value, and therefore, the net asset value per share of the Fund also fluctuates.

                         CALCULATION OF PERFORMANCE DATA

     Advertisements and other sales literature for Voyageur Fund may refer to "yield," "taxable equivalent yield," "average annual total return" and "cumulative total return." Yield, taxable equivalent yield, average annual total return and cumulative total return are calculated as follows.

     No performance data is provided because the Fund had not commenced operations as of the date of this Statement of Additional Information.

YIELD

     Yield is computed by dividing the net investment income per share deemed earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                 6
YIELD = [(a-b   )   ]
        [(--- +1) -1]
        [(cd    )   ]

Where:              a    =   dividends and interest earned during the period;
                    b    =   expenses   accrued   for   the   period   (net   of
                             reimbursements);
                    c    =   the average daily number of shares outstanding
                             during the period that were entitled to receive
                             dividends; and
                    d    =   the maximum  offering price per share on the last
                             day of the period.

TAXABLE EQUIVALENT YIELD

     Taxable equivalent yield is computed by dividing that portion of the yield of Voyageur Fund (as computed above) which is tax-exempt by one minus a stated marginal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The following tables show the yield that taxable investments would have to earn to equal tax-exempt income earned by an investment in Voyageur Fund. The tax-exempt yields shown are for illustrative purposes only and are not indicative of the Fund's yield.

                                STATE OF NEW YORK
                                -----------------
                                                                                   TAX-EXEMPT YIELDS
                                                                                   -----------------
               FEDERAL TAXABLE                   APPROXIMATE             4.00%   5.00%    6.00%    7.00%   8.00%
               INCOME BRACKET                  COMBINED FEDERAL
   JOINT RETURNS         SINGLE RETURNS        AND STATE TAX RATE              TAXABLE EQUIVALENT YIELDS
   -------------         --------------        ------------------              -------------------------
        $0-$38,000               $0-$22,750           19.25%              4.95%   6.19%    7.43%   8.67%     9.91%
   $38,000-$91,850          $22,750-$55,100           33.13%              5.98%   7.48%    8.97%  10.47%    11.96%
  $91,850-$140,000         $55,100-$115,000           35.92%              6.24%   7.80%    9.36%  10.92%    12.48%
 $140,000-$250,000        $115,000-$250,000           40.56%              6.73%   8.41%   10.09%  11.78%    13.46%
     Over $250,000            Over $250,000           43.90%              7.13%   8.91%   10.70%  12.48%    14.26%

                                CITY OF NEW YORK
                                ----------------
                                                                                   TAX-EXEMPT YIELDS
                                                                                   -----------------
               FEDERAL TAXABLE                   APPROXIMATE            4.00%   5.00%    6.00%    7.00%   8.00%
               INCOME BRACKET                  COMBINED FEDERAL, STATE
   JOINT RETURNS        SINGLE RETURNS         AND LOCAL TAX RATE              TAXABLE EQUIVALENT YIELDS
   -------------        --------------         ------------------              -------------------------
         0-$40,100                0-$24,000           21.72%              5.11%   6.39%    7.66%   8.94%    10.22%
   $40,100-$96,900          $24,000-$58,150           35.36%              6.19%   7.74%    9.28%  10.83%    12.38%
  $96,900-$147,700         $58,150-$121,300           38.26%              6.48%   8.10%    9.72%  11.34%    12.96%
 $147,700-$263,750        $121,300-$263,750           42.74%              6.99%   8.73%   10.48%  12.22%    13.97%
     Over $263,750            Over $263,750           45.96%              7.40%   9.25%   11.10%  12.95%    14.80%

     The tax rates shown above are based on federal and New York tax rates in effect in 1996. (In the case of New York State and New York City rates, certain brackets with different tax rates have been combined, and the tax rates applicable to those brackets have been averaged, in order to simplify the tables.) The combined tax rates assume that state and local income taxes paid are deducted in calculating federal taxable income. The tables do not reflect the federal and state rules for the phase-out of personal exemptions and deductions. For years after 1996, the federal and New York tax bracket amounts will be adjusted for inflation. If these scheduled changes take effect, they will result in slightly different taxable equivalent yields for 1997 and later years from those shown in the tables.

AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         n
                    P(1+T)   = ERV

Where:              P    = a hypothetical initial payment of $1,000;
                    T    = average annual total return;
                    n    = number of years; and
                    ERV  = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

     This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus/Proxy Statement, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

CUMULATIVE TOTAL RETURN

     Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


CRT = (ERV-P)
      (-----)  100
      (  P  )

Where:              CTR  = Cumulative total return;
                    ERV  = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and
                    P    = initial payment of $1,000.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus/Proxy Statement, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

                          MONTHLY CASH WITHDRAWAL PLAN

     Any investor who owns or buys shares of Voyageur Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Shares are deposited in a Withdrawal Plan account and all distributions are reinvested in additional shares of the Fund at net asset value or distributed in cash. Shares in a Withdrawal Plan account are then redeemed to make each withdrawal payment. Deferred sales charges may apply to monthly redemptions of Class B and Class C shares (or to redemptions of Class A shares in connection with initial purchases of $1,000,000 or more which were not subject to a FESC). Redemptions for the purpose of withdrawal are made on the 25th of the month (or on the preceding business day if the 25th falls on a weekend or is a holiday) at that day's closing net asset value and checks are mailed on the next business day. Payments will be made to the registered shareholder. As withdrawal payments may include a return on principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a Withdrawal Plan concurrently with purchases of additional Class A shares of the Fund would normally be disadvantageous to the investor because of the FESC payable on such purchases. For this reason, an investor may not maintain a plan for the accumulation of Class A shares of the Fund (other than through reinvestment of distributions) and a Withdrawal Plan at the same time. The cost of administering Withdrawal Plans is borne by the Fund as an expense of all shareholders. The Fund or VFD may terminate or change the terms of the Withdrawal Plan at any time. The Withdrawal Plan is fully voluntary and may be terminated by the shareholder at any time without the imposition of any penalty.

     Since the Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the Withdrawal Plan and the specified amounts to be withdrawn are appropriate in their circumstances. Voyageur Fund makes no recommendations or representations in this regard.

                             ADDITIONAL INFORMATION

     As of the date of this Statement of Additional Information there were no public shareholders of Voyageur Fund's shares.

CUSTODIAN; COUNSEL; INDEPENDENT AUDITORS

     Norwest Bank Minnesota, N.A., Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55479, acts as custodian of Voyageur Fund's assets and portfolio securities.

     Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, serves as counsel for Voyageur Fund.

     KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as independent auditors for Voyageur Fund.

LIMITATION OF DIRECTOR LIABILITY

     Under Minnesota law, each director owes certain fiduciary duties to Voyageur Mutual Funds and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care". Minnesota law does not, however, permit a corporation to eliminate or limit the liability of directors
(i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities law, or (iv) for any transaction from which the directors derived an improper personal benefit. The Articles of Incorporation of Voyageur Mutual Funds limit the liability of the directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the 1940 Act (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted thereunder.

SHAREHOLDER MEETINGS

     Voyageur Mutual Funds is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Fund. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for amendments to investment advisory contracts and certain amendments to Rule 12b-1 distribution plans.

                              FINANCIAL STATEMENTS

     The financial statements of Fortis Fund included as part of the Annual Report of Fortis Tax-Free for the fiscal year ended September 30, 1995, and the unaudited Semi-Annual Report of Fortis Tax-Free for the six-month period ended March 31, 1996, are incorporated herein by reference. No financial statements are included for Voyageur Fund because the Fund will not be in operation prior to the Reorganization. Accordingly, no pro forma financial information showing the impact of the Reorganization is presented. All material adjustments that would result from the Reorganization, including adjustments resulting from the fact that both Class A and Class E Fortis Fund shareholders will receive Class A Voyageur Fund shares and both Class B and Class H Fortis Fund shareholders will receive Class B Voyageur Fund Shares, are reflected in the fees and expenses tables set forth in the Prospectus/Proxy Statement under "Summary--Comparison of Fees and Expenses" and in the capitalization table set forth in the Prospectus/Proxy Statement under "Capitalization."

                                   APPENDIX A
                          DESCRIPTIONS OF BOND RATINGS

     Description of Standard and Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") ratings:

S&P'S RATINGS FOR MUNICIPAL BONDS

     An S&P municipal bond rating is a current assessment of the creditworthiness of an object with respect to a specific obligation. S&P's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

     AAA is the highest rating assigned by S&P. An issuer's capacity to pay interest and repay the principal is extremely strong.

                                       AA

     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

                                        A

     Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                       BBB

     Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                    BB and B

     Debt rated BB and B (as well as debt rated CCC, C and C) is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation within this category, B represents a somewhat higher degree of speculation and C represents the highest degree of speculation of these ratings.

     Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal repayments.

     Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

S&P RATINGS FOR MUNICIPAL NOTES

                                      SP-1

     The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                      SP-2

     The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

MOODY'S RATINGS FOR MUNICIPAL BONDS

     Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                                       Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

     Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

MOODY'S RATINGS FOR MUNICIPAL NOTES

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG, may also be assigned an issue having a demand feature. The municipal obligations bearing the designation MIG 1/VMIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. The municipal obligations bearing the designation are ample although not so large as in the preceding group.

                             Description of S&P A-1+
                                       and
                          A-1 Commercial Paper Ratings

     The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must possess overwhelming safety characteristics regarding timely payment. Commercial paper rated A-1 must have a degree of safety that is either overwhelming or very strong.

                                 Description of
                     Moody's Prime-1 Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and will normally be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX B
                        GENERAL CHARACTERISTICS AND RISKS
                             OF OPTIONS AND FUTURES

     GENERAL. As described in Appendix B to the Prospectus/Proxy Statement under "Investment Objectives and Policies of Voyageur Fund--Miscellaneous Investment Practices--Options and Futures," Voyageur Fund may purchase and sell options on the securities in which it may invest and may purchase and sell options on futures contracts (as defined below) and may purchase and sell futures contracts. The Fund intends to engage in such transactions if it appears advantageous to VFM to do so in order to pursue Voyageur Fund's investment objectives, to seek to hedge against the effects of market conditions and to seek to stabilize the value of its assets. Voyageur Fund will engage in hedging and risk management transactions from time to time in VFM's discretion, and may not necessarily be engaging in such transactions when movements in interest rates that could affect the value of the assets of the Fund occur.

     Conditions in the securities, futures and options markets will determine whether and in what circumstances Voyageur Fund will employ any of the techniques or strategies described below. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the "CFTC") and the federal tax requirements applicable to regulated investment companies. Transactions in options and futures contracts may give rise to income that is subject to regular federal income tax and, accordingly, in normal circumstances Voyageur Fund does not intend to engage in such practices to a significant extent.

     The use of futures and options, and the possible benefits and attendant risks, are discussed below.

     FUTURES CONTRACTS AND RELATED OPTIONS. Voyageur Fund may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed-income securities or contracts based on financial indices including any index of securities in which the Fund may invest. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities, or cash value of an index, at a specified price during a specified delivery period. The Fund may also purchase and sell (write) call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during, or at the termination of, the period specified in the terms of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The
Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it.

     Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the liquidity of the market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract or to do so at a satisfactory price, the Fund would have to make or take delivery under the futures contract, or, in the case of a purchased option, exercise the option. The Fund will incur brokerage fees when it purchases or sells futures contracts.

     At the time a futures contract is purchased or sold, Voyageur Fund must deposit in a custodial account cash or securities as a good faith deposit payment (known as "initial margin"). It is expected that the initial margin on futures contracts the Fund may purchase or sell may range from approximately 3% to approximately 15% of the value of the securities (or the securities index) underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily in a process known as "marking to market." If the market value of the futures contract has changed, the Fund will be required to make or will be entitled to receive a payment in cash or specified high quality debt securities in an amount equal to any decline or increase in the value of the futures contract. These additional deposits or credits are calculated and required on a daily basis and are known as "variation margin."

     There may be an imperfect correlation between movements in prices of the futures contract Voyageur Fund purchases or sells and the portfolio securities being hedged. In addition, the ordinary market price relationships between securities and related futures contracts may be subject to periodic distortions. Specifically, temporary price distortions could result if, among other things, participants in the futures market elect to close out their contracts through offsetting transactions rather than meet variation margin requirements, investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions or if, because of the comparatively lower margin requirements in the futures market than in the securities market, speculators increase their participation in the futures market. Because price distortions may occur in the futures market and because movements in the prices of securities may not correlate precisely with movements in the prices of futures contracts purchased or sold by Voyageur Fund in a hedging transaction, even if Voyageur correctly forecasts market trends the Fund's hedging strategy may not be successful. If this should occur, the Fund could lose money on the futures contracts and also on the value of its portfolio securities.

     Although Voyageur Fund believes that the use of futures contracts and options thereon will benefit it, if VFM's judgment about the general direction of securities prices or interest rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into futures contracts or purchased or sold options thereon. For example, if the Fund seeks to hedge against the possibility of an increase in interest rates, which generally would adversely affect the price of fixed-income securities held in its portfolio, and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its assets which it has hedged due to the decrease in interest rates because it will have offsetting losses in its futures positions. In addition, particularly in such situations, the Fund may have to sell assets from its portfolio to meet daily margin requirements at a time when it may be disadvantageous to do so.

     OPTIONS ON SECURITIES. Voyageur Fund may purchase and sell (write) options on securities, which options may be either exchange-listed or over-the-counter options. The Fund may write call options only if the call option is "covered." A call option written by the Fund is covered if the Fund owns the securities underlying the option or has a contractual right to acquire them or owns securities which are acceptable for escrow purposes. Voyageur Fund may write put options only if the put option is "secured." A put option written by the Fund is secured if the Fund, which is obligated as a writer of a put option, invests an amount, not less than the exercise price of a put option, in eligible securities.

     The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing
Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Voyageur Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     Voyageur Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

     The Fund may purchase and sell options that are exchange-traded or that are traded over-the- counter ("OTC options"). Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases OTC options, it must rely on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

     Although Voyageur Fund will enter into OTC options only with dealers that agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. This may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. In the case of options written by the Fund, the inability to enter into a closing purchase transaction may result in material losses to the Fund.

     REGULATORY RESTRICTIONS. To the extent required to comply with applicable SEC releases and staff positions, when entering into futures contracts or certain option transactions, such as writing a put option, Voyageur Fund will maintain, in a segregated account, cash or liquid high-grade securities equal to the value of such contracts. Compliance with such segregation requirements may restrict Voyageur Fund's ability to invest in intermediate- and long-term Tax-Exempt Obligations.

     Voyageur Fund intends to comply with CFTC regulations and avoid "commodity pool operator" status. These regulations require that futures and options positions be used (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. Voyageur Fund currently does not intend to engage in transactions in futures contracts or options thereon for speculation.

     ACCOUNTING CONSIDERATIONS. When Voyageur Fund writes an option, an amount equal to the premium received by it is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability subsequently is marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and subsequently is adjusted to the current market value of the option.

     In the case of a regulated futures contract purchased or sold by the Fund, an amount equal to the initial margin deposit is recorded as an asset. The amount of the asset subsequently is adjusted to reflected changes in the amount of the deposit as well as changes in the value of the contract.